AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2026

1933 ACT FILE NO. 333-214796

1940 ACT FILE NO. 811-23214

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 686	☒

and/or

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 689

GraniteShares ETF Trust

(Exact Name of Registrant as Specified in Charter)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (844) 476-8747

William Rhind

GraniteShares ETF Trust

250 Broadway 24th floor

New York, New York 10007

(Name and Address of Agent for Service)

Copies to:

Andrew J. Davalla

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Approximate Date of Proposed Public Filing:

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

GRANITESHARES FUNDS

Prospectus

October 28, 2026

GRANITESHARES FUNDS	TICKER SYMBOL
GraniteShares YieldBOOST 20Y+ Treasuries ETF	FIYY
GraniteShares YieldBOOST AAPL ETF	APYY
GraniteShares YieldBOOST ADBE ETF	ADY
GraniteShares YieldBOOST AMD ETF	AMYY
GraniteShares YieldBOOST AMZN ETF	AZYY
GraniteShares YieldBOOST APP ETF	YAP
GraniteShares YieldBOOST ARM ETF	AHYY
GraniteShares YieldBOOST ASML ETF	ASYY
GraniteShares YieldBOOST AVGO ETF	AGYY
GraniteShares YieldBOOST BABA ETF	BBYY
GraniteShares YieldBOOST Biotech ETF	BIOY
GraniteShares YieldBOOST Bitcoin ETF	XBTY
GraniteShares YieldBOOST BRKB ETF	BRYY
GraniteShares YieldBOOST China ETF	CNYY
GraniteShares YieldBOOST COIN ETF	COYY
GraniteShares YieldBOOST CRCL ETF	CRY
GraniteShares YieldBOOST CRWD ETF	CDY
GraniteShares YieldBOOST CRWV ETF	CWY
GraniteShares YieldBOOST DJT ETF	DJY
GraniteShares YieldBOOST Ether ETF	XEY
GraniteShares YieldBOOST Financials ETF	FINY
GraniteShares YieldBOOST Gold Miners ETF	NUGY
GraniteShares YieldBOOST GOOGL ETF	GYY
GraniteShares YieldBOOST HIMS ETF	HMYY
GraniteShares YieldBOOST HOOD ETF	HOYY
GraniteShares YieldBOOST INTC ETF	ITY
GraniteShares YieldBOOST IONQ ETF	IOYY
GraniteShares YieldBOOST LLY ETF	LIY
GraniteShares YieldBOOST MARA ETF	MAAY
GraniteShares YieldBOOST META ETF	FBYY
GraniteShares YieldBOOST MRVL ETF	MRYY
GraniteShares YieldBOOST MSFT ETF	MSYY
GraniteShares YieldBOOST MSTR ETF	MTYY
GraniteShares YieldBOOST MU ETF	MUYY
GraniteShares YieldBOOST NBIS ETF	BIY
GraniteShares YieldBOOST NFLX ETF	NFYY
GraniteShares YieldBOOST NVDA ETF	NVYY
GraniteShares YieldBOOST NVO ETF	NOY
GraniteShares YieldBOOST OKLO ETF	OKY
GraniteShares YieldBOOST ORCL ETF	ORY
GraniteShares YieldBOOST PANW ETF	PWY
GraniteShares YieldBOOST PDD ETF	PDYY
GraniteShares YieldBOOST PLTR ETF	PLYY
GraniteShares YieldBOOST QBTS ETF	QBY
GraniteShares YieldBOOST QQQ ETF	TQQY
GraniteShares YieldBOOST QUBT ETF	QUY
GraniteShares YieldBOOST RBLX ETF	RBY
GraniteShares YieldBOOST RDDT ETF	RTY
GraniteShares YieldBOOST RGTI ETF	RGYY
GraniteShares YieldBOOST RIOT ETF	RTYY
GraniteShares YieldBOOST RIVN ETF	RIYY
GraniteShares YieldBOOST Semiconductor ETF	SEMY
GraniteShares YieldBOOST Small Cap ETF	RYY
GraniteShares YieldBOOST SMCI ETF	SMYY
GraniteShares YieldBOOST SMR ETF	SRY
GraniteShares YieldBOOST SOFI ETF	SOYY
GraniteShares YieldBOOST SOUN ETF	SOY
GraniteShares YieldBOOST SPY ETF	YSPY
GraniteShares YieldBOOST Technology ETF	TECY
GraniteShares YieldBOOST TEM ETF	TEY
GraniteShares YieldBOOST TSLA ETF	TSYY
GraniteShares YieldBOOST TSM ETF	TMYY
GraniteShares YieldBOOST UBER ETF	UBYY
GraniteShares YieldBOOST UNH ETF	UNY
GraniteShares YieldBOOST UPST ETF	UPY
GraniteShares YieldBOOST VRT ETF	VRYY
GraniteShares YieldBOOST XYZ ETF	XYY

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GraniteShares Funds are advised by GraniteShares Advisors LLC.

An investment in a Fund is not an investment in the corresponding Underlying Leveraged ETF. However, a Fund’s performance may be significantly dependent on the return of its corresponding Underlying Leveraged ETF, especially in periods of market volatility. Investors who do not understand the Fund, or do not intend to monitor their investments, should not buy the Fund. While the Fund does not itself seek daily leveraged investment results, the Fund’s performance depends on an Underlying Leveraged ETF that does. Over long periods, the performance of the Underlying Leveraged ETF may deviate from the stated multiple due to daily rebalancing and compounding effects, and such deviation could affect the Fund’s returns.

Investors who do not understand the Funds, or do not intend to monitor their investments, should not buy the Funds.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

GraniteShares YIELDBOOST 20Y+ Treasuries ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the ICE U.S. Treasury 20+ Year Bond Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.43%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.45%
Fee Waiver/Reimbursements (3)	-13.27%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

1

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,844	$5,077	$9,055

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Options Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

2

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

3

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

4

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily 20+ Year Treasury Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the ICE U.S. Treasury 20+ Year Bond Index (the “Underlying Index”).

5

The Underlying Index is a product of ICE Data Indices, LLC. (the “Index Provider”). The Underlying Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is not adjusted for securities that may become eligible or ineligible for inclusion in the Underlying Index intra-month. The Underlying Index is reconstituted and rebalanced on the last business day of each month.

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR ICE DATA INDICES, LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

6

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Concentration Risk — The Underlying Index has a significant portion of its value in U.S Government Securities. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Underlying Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries.

Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations; changes in interest rates; actual or perceived inability of issuers, guarantors, or liquidity providers to make scheduled principal or interest payments; or illiquidity in debt securities markets. Debt instruments are also impacted by political, regulatory, market and economic developments that impact the market in general and specific economic sectors, industries or segments of the fixed income market.

U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the U.S. Treasury or the full faith and credit of the United States. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

7

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

8

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

9

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

10

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

11

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

12

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

13

GraniteShares YIELDBOOST AAPL ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Apple, Inc.’s common stock (NASDAQ: AAPL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.13%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

14

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

15

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

16

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

17

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

18

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily AAPL Bull 2X Shares (NASDAQ: AAPU). Investors can access information about AAPU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from AAPU’s filings with the SEC, is essential for investors to understand AAPU’s operations, investment strategy, and financial prospects. The description of AAPU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	REX 2X Long Apple Daily Target ETF (CBOE: AAPX). Investors can access information about AAPX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-23444 and 811-23439. This information, derived from AAPX’s filings with the SEC, is essential for investors to understand AAPX’s operations, investment strategy, and financial prospects. The description of AAPX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long AAPL Daily ETF (NASDAQ: AAPB). Investors can access information about AAPB, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from AAPB’s filings with the SEC, is essential for investors to understand AAPB’s operations, investment strategy, and financial prospects. The description of AAPB’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. AAPB is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of AAPB’s publicly available documents. In connection to AAPU and AAPX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding AAPU and AAPX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of AAPU and AAPX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH AAPU AND AAPX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH AAPB.

19

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the computer and information technology sector. The value of stocks of computer technology companies and companies that rely heavily on computer technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many computer technology companies have limited product lines, markets, financial resources or personnel. The prices of computer technology companies and companies that rely heavily on computer technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Computer technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the computer technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

20

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

21

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

22

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

23

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

24

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

25

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

26

GraniteShares YIELDBOOST ADBE ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Adobe Inc.’ common stock (NASDAQ: ADBE) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

27

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

28

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

29

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

30

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

31

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Leverage Shares 2X Long ADBE ETF (NASDAQ: ADBG). Investors can access information about ADBG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from ADBG’s filings with the SEC, is essential for investors to understand ADBG’s operations, investment strategy, and financial prospects. The description of ADBG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with ADBG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding ADBG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of ADBG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ADBG, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

32

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

33

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfil these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

34

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

35

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

36

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

37

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

38

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

39

GraniteShares YIELDBOOST AMD ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Advanced Micro Devices, Inc.’s common stock (NASDAQ: AMD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.52%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.36%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

40

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$451	$805	$1,804

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

41

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

42

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

43

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

44

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long AMD Daily ETF (NASDAQ: AMDL). Investors can access information about AMDL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-23214. This information, derived from AMDL’s filings with the SEC, is essential for investors to understand AMDL’s operations, investment strategy, and financial prospects. The description of AMDL’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Direxion Daily AMD Bull 2X Shares (NASDAQ: AMUU). Investors can access information about AMUU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from AMUU’s filings with the SEC, is essential for investors to understand AMUU’s operations, investment strategy, and financial prospects. The description of AMUU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	Leverage Shares 2X Long AMD ETF (NASDAQ: AMDG). Investors can access information about AMDG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from AMDG’s filings with the SEC, is essential for investors to understand AMDG’s operations, investment strategy, and financial prospects. The description of AMDG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semiconductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. AMDL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of AMDL’s publicly available documents. In connection to AMUU and AMDG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding AMUU and AMDG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of AMUU and AMDG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH AMUU AND AMDG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH AMDL.

45

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The risks of investments in the semiconductor industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductor industry may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

46

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

47

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

48

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

49

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

50

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

51

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

52

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

53

GraniteShares YIELDBOOST AMZN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Amazon.com’s common stock (NASDAQ: AMZN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	1.81%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	2.83%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-1.65%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

54

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$721	$1,347	$3,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

55

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

56

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

57

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

58

The Fund intends to reference the following Underlying Leveraged ETF:

(1)	Direxion Daily AMZN Bull 2X Shares (NASDAQ: AMZU). Investors can access information about AMZU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from AMZU’s filings with the SEC, is essential for investors to understand AMZU’s operations, investment strategy, and financial prospects. The description of AMZU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	GraniteShares 2x Long AMZN Daily ETF (NASDAQ: AMZZ). Investors can access information about AMZZ, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from AMZZ’s filings with the SEC, is essential for investors to understand AMZZ’s operations, investment strategy, and financial prospects. The description of AMZZ’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the online retail industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. AMZZ is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of AMZZ’s publicly available documents. In connection to AMZU, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding AMZU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of AMZU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH AMZU, ITS TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH AMZZ.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

59

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the online retail company industry. Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

60

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

61

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

62

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

63

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

64

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

65

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

66

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

67

GraniteShares YIELDBOOST APP ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on AppLovin Corporation’s common stock (NASDAQ: APP) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

68

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

69

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

70

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

71

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

72

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long APP Daily ETF (NASDAQ: APPX). Investors can access information about APPX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from APPX’s filings with the SEC, is essential for investors to understand APPX’s operations, investment strategy, and financial prospects. The description of APPX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with APPX none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding APPX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of APPX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH APPX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

73

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk - The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

74

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

75

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying ACGO ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

76

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

77

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

78

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

79

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

80

GraniteShares YIELDBOOST ARM ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Arm Holdings plc’s ADR (NASDAQ: ARM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

81

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

82

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

83

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

84

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

85

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long ARM Daily Target ETF (Cboe BZX Exchange: ARMU). Investors can access information about ARMU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from ARMU’s filings with the SEC, is essential for investors to understand ARMU’s operations, investment strategy, and financial prospects. The description of ARMU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2X Long ARM ETF (NASDAQ: ARMG). Investors can access information about ARMG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from ARMG’s filings with the SEC, is essential for investors to understand ARMG’s operations, investment strategy, and financial prospects. The description of ARMG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with ARMU and ARMG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding ARMU and ARMG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of ARMU and ARMG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ARMU AND ARMG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

86

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

87

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

88

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

89

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

90

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

91

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

92

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

93

GraniteShares YIELDBOOST ASML ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on ASML Holdings NV’s ADR (NASDAQ: ASML) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

94

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

95

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

96

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

97

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

98

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Leverage Shares 2X Long ASML ETF (NASDAQ: ASMG). Investors can access information about ASMG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from ASMG’s filings with the SEC, is essential for investors to understand ASMG’s operations, investment strategy, and financial prospects. The description of ASMG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with ASMG none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding ASMG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of ASMG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ARMS, IT TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

99

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

100

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

101

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

102

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

103

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

104

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

105

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

106

GraniteShares YIELDBOOST AVGO ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Broadcom Inc’s common stock (NASDAQ: AVGO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

107

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

108

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

109

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

110

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

111

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily AVGO Bull 2X Shares (NASDAQ: AVL). Investors can access information about AVL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from AVL’s filings with the SEC, is essential for investors to understand AVL’s operations, investment strategy, and financial prospects. The description of AVL’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Defiance Daily Target 2X Long AVGO ETF (NASDAQ: AVGX). Investors can access information about AVGO, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from AVGX’s filings with the SEC, is essential for investors to understand AVGX’s operations, investment strategy, and financial prospects. The description of AVGX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with AVL and AVGX none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding AVL or AVGX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of AVL or AVGX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH AVL OR AVGX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

112

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

113

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

114

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying ACGO ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

115

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

116

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

117

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

118

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

119

GraniteShares YIELDBOOST BABA ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Alibaba Group Holding Limited’s ADR (NYSE: BABA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	4.10%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	5.12%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-3.94%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

120

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$1,182	$2,241	$4,879

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

121

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

122

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

123

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

124

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long BABA Daily ETF (NASDAQ: BABX). Investors can access information about BABX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-23214. This information, derived from BABX’s filings with the SEC, is essential for investors to understand BABX’s operations, investment strategy, and financial prospects. The description of BABX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	KraneShares Daily PDD Bull 2X Shares (NASDAQ: KBAB). Investors can access information about KBAB, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-180870 and 811-22698. This information, derived from KBAB’s filings with the SEC, is essential for investors to understand KBAB’s operations, investment strategy, and financial prospects. The description of KBAB’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the online retail industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. BABX is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of BABX’s publicly available documents. In connection to KBAB, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding KBAB is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH BABX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH KBAB, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

125

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the online retail company industry. Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

126

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

127

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

128

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

129

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

130

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

131

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

132

GraniteShares YIELDBOOST BIOTECH ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the S&P Biotechnology Select Industry Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.96%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.98%
Fee Waiver/Reimbursements (3)	-13.80%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

133

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,928	$5,203	$9,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

134

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Options Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

135

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

136

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily S&P Biotech Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the S&P Biotechnology Select Industry Index (the “Underlying Index”).

The Underlying Index is a modified equal weighted index that is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (“GICS”). GICS classifications are determined primarily based on a company’s revenues, however, earnings and market perception are also considered by GICS. The Underlying Index consists of constituents of the S&P Total Market Index (“S&P TMI”) that belong to the GICS biotechnology sub-industry that satisfy the following criteria: (1) have a float-adjusted market capitalization above $300 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the Underlying Index rebalancing reference date) above 50%;have a float-adjusted market capitalization above $500 million with a float-adjusted liquidity ratio above 90%; or have a float-adjusted market capitalization above $400 million with a float-adjusted liquidity ratio above 150%; and (2) are U.S.-based companies. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Underlying Index as of the rebalancing effective date. The Underlying Index is rebalanced quarterly.

137

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR S&P DOW JONES INDICES LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

138

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The S&P Biotechnology Select Industry Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the S&P Biotechnology Select Industry Index. As a result, Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the S&P Biotechnology Select Industry Index had 165 constituents which had a median market capitalization of $5.1 billion, total market capitalizations ranging from $340.0 million to $378.10 billion and were concentrated in the healthcare sector, the GICS sector in which the biotechnology industry is included.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

139

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

140

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

141

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

142

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

143

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

144

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

145

GraniteShares YIELDBOOST BITCOIN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on bitcoin (the “Underlying Asset”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.19%
Recoupment of previously waived expenses	0.04%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.25%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.07%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

146

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$390	$680	$1,505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Asset. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Asset’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Asset. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Asset.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Asset. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

147

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	he Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Asset directly. The Fund’s participation in a potential increase in the price of the Underlying Leveraged ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

148

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In all examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

149

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of bitcoin (the “Underlying Asset”) for a single day, not for any other period.

The Underlying Leveraged ETF will not invest directly in bitcoin. The Underlying Leveraged ETF will generally achieve their investment strategy by investing in bitcoin futures or in swap contracts that provide exposure to bitcoin futures. Bitcoin futures held or referenced by the Underlying Leveraged ETF are standardized, cash-settled bitcoin futures contracts traded on commodity exchanges registered with the CFTC. To maintain its exposure to bitcoin futures, the Underlying Leveraged ETF must roll over its position before expiration. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Underlying Leveraged ETF will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Underlying Leveraged ETF will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

150

The Underlying Leveraged ETF may also invest in money market instruments and U.S. government to provide liquidity, serve as margin or collateralize the Underlying Leveraged ETF’s investments in bitcoin futures contracts or in swap contracts.

The Underlying Leveraged ETF expects to gain exposure to bitcoin by investing in bitcoin futures contracts or swaps through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because the Underlying Leveraged ETF intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), the Underlying Leveraged ETF intends to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year.

Due to the high margin requirements that are unique to bitcoin futures contracts and certain tests that must be met in order to qualify as a RIC, the Underlying Leveraged ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to bitcoin futures contracts.

The Underlying Leveraged ETF may not always achieve its intended investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the bitcoin and may return substantially less than that on days at or around quarter end when the Underlying Leveraged ETF must reduce its exposure to qualify for tax treatment as a RIC.

The Underlying Leveraged ETFs are subject to the information requirements of the federal securities laws, and in accordance therewith, file reports and other information with the SEC. The SEC maintains an internet website, www.sec.gov, that contains reports and other info regarding the Underlying Leveraged ETFs that are filed electronically with SEC.

The Fund intends to reference the following Underlying Leveraged ETF:

(1)	2x Bitcoin Strategy ETF (CBOE BZX: BITX). Investors can access information about BITX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-263619 and 811-23785. This information, derived from BITX’s filings with the SEC, is essential for investors to understand BITX’s operations, investment strategy, and financial prospects. The description of BITX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	ProShares Ultra Bitcoin ETF (NYSE ARCA: BITU). Investors can access information about BITU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-21114. This information, derived from BITU’s filings with the SEC, is essential for investors to understand BITU’s operations, investment strategy, and financial prospects. The description of BITU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	CoinShares Bitcoin Leverage ETF (NASDAQ: BFTX). Investors can access information about BFTX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-258722 and 811-23725. This information, derived from BFTX’s filings with the SEC, is essential for investors to understand BFTX’s operations, investment strategy, and financial prospects. The description of BFTX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(4)	T-Rex 2x Long Bitcoin ETF (CBOE BZX: BTCL). Investors can access information about BTCL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-288436 and 811-22172. This information, derived from BTCL’s filings with the SEC, is essential for investors to understand BTCL’s operations, investment strategy, and financial prospects. The description of BTCL’s principal investment strategies as outlined here is directly sourced from its prospectus.

151

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH THE UNDERLYING LEVERAGED ETF, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

152

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the return of bitcoin futures. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the bitcoin futures during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the bitcoin futures will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the bitcoin futures, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of a bitcoin futures decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Bitcoin futures Investing Risk — The Underlying Leveraged ETF is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures contracts. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

-	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Underlying Leveraged ETF. The Bitcoin Network was launched in January 2009, platform trading in bitcoin began in 2010, and bitcoin futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Underlying Leveraged ETF.

-	The Underlying Leveraged ETF’s investments in bitcoin futures contracts are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:

○	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
○	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;
○	The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

153

○	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
○	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
○	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
○	Interest rates;
○	The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
○	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;
○	Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
○	The maintenance and development of the open-source software protocol of the bitcoin network;
○	Increased competition from other digital assets, including forks of the Bitcoin Network;
○	Developments in the information technology sector;
○	Global or regional political, economic or financial events and situations;
○	Investor or Bitcoin Network participant sentiments on the value or utility of bitcoin; and
○	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. Bitcoin and bitcoin futures have historically been subject to significant price volatility.

Bitcoin Futures Capacity Risk. If the Underlying Leveraged ETF’s ability to obtain exposure to bitcoin futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the bitcoin futures market, a disruption to the bitcoin futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Underlying Leveraged ETF’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Underlying Leveraged ETF may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Underlying Leveraged ETF’s ability to obtain exposure to bitcoin futures contracts will cause the fund’s performance to deviate from the performance of bitcoin futures contracts, and consequently, bitcoin. Additionally, the ability of the Underlying Leveraged ETF to obtain exposure to bitcoin futures contracts is limited by certain tax rules that limit the amount the Underlying Leveraged ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter.

Commodity Regulatory Risk. The Underlying Leveraged ETF’s use of commodities futures subject to regulation by the CFTC has caused the Underlying Leveraged ETF to be classified as a “commodity pool” and this designation requires that the Underlying Leveraged ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Underlying Leveraged ETF’s investment decisions may need to be modified, and commodity contract positions held by the Underlying Leveraged ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Underlying Leveraged ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Underlying Leveraged ETF is impossible to predict, but could be substantial and adverse to the Underlying Leveraged ETF.

Digital Asset Industry Risk. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Bitcoin blockchain can nonetheless precipitate a significant decline in the price of bitcoin. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of bitcoin, which fell 16% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in bitcoin and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of bitcoin, which fell 16% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Bitcoin blockchain, could similarly negatively impact the price of bitcoin, and thereby the bitcoin futures contracts held by the Underlying Leveraged ETF.

154

Digital Asset Regulatory Risk. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of bitcoin futures contracts or the Underlying Leveraged ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Bitcoin network, or the digital asset markets generally. Such occurrences could also impair the Underlying Leveraged ETF’s ability to meet its investment objective pursuant to its investment strategy.

Reverse Purchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Underlying Leveraged ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Underlying Leveraged ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Underlying Leveraged ETF invested the proceeds of the reverse repurchase agreement.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Leveraged ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Underlying Leveraged ETF to operate as intended and could negatively affect the Underlying Leveraged ETF and its shareholders (such as the Fund). The Underlying Leveraged ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

155

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

156

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 5% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

157

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk.

The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

158

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

159

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

160

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

161

GraniteShares YIELDBOOST BRKB ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Berkshire Hathaway Inc.’s class B common stock (NYSE: BRK.B) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

162

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

163

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

164

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying KRKB ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

165

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

166

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily BRKB Bull 2X Shares (NASDAQ: BRKU). Investors can access information about BRKU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from BRKU’s filings with the SEC, is essential for investors to understand BRKU’s operations, investment strategy, and financial prospects. The description of BRKU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the financial services sector and the insurance industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with BRKU none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding BRKU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of BRKU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH BRKU, IT TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

167

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services sector and the insurance industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

168

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

169

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

170

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

171

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

172

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

173

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

174

GraniteShares YIELDBOOST CHINA ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the FTSE China 50 Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

175

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$114	$376

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

176

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

177

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

178

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily FTSE China Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the FTSE China 50 Index (the “Underlying Index”).

The Underlying Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange as determined by FTSE/Russell (the “Index Provider”). Constituents in the Underlying Index are weighted based on total market value, so that companies with larger total market values will generally have a greater weight in the Underlying Index. Underlying Index constituents are screened for liquidity and weightings and are capped to limit the concentration of any one stock in the Underlying Index.

179

China is considered an “emerging market,” by the Index Provider. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR FTSE/RUSSELL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

180

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Country Concentration Risk — The Underlying Index has a significant portion of its value in Chinese companies currently trading on the Hong Kong Stock Exchange. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Underlying Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Although the economy of China has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the People’s Republic of China (“China” or the “PRC”) government. Due to PRC government economic reforms during the last 30 years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms. As of September 30, 2026, the FTSE China 50 Index constituents had a median market capitalization of 16.1 billion, total market capitalizations ranging from $1.6 billion to $142.1 billion and banks represented the largest sector with 26% of the index. The Underlying Index is rebalanced and reviewed quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

181

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

182

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

183

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

184

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

185

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

186

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

187

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

188

GraniteShares YIELDBOOST COIN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Coinbase Global, Inc.’s Class A common stock (NASDAQ: COIN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.15%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.03%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.14%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

189

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$369	$641	$1,418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

190

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

191

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

192

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return overtime, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

193

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long COIN Daily ETF (NASDAQ: CONL). Investors can access information about CONL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-23214. This information, derived from CONL’s filings with the SEC, is essential for investors to understand CONL’s operations, investment strategy, and financial prospects. The description of CONL’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2x Long COIN Daily ETF (NASDAQ: COIG). Investors can access information about COIG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from COIG’s filings with the SEC, is essential for investors to understand COIG’s operations, investment strategy, and financial prospects. The description of COIG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the digital asset and finance industries.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. CONL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of CONL’s publicly available documents. In connection to COIG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding COIG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH CONL.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH COIG ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

194

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the digital asset and finance company industries. Such companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies typically face intense competition and could be negatively affected by new entrants into the market, especially those located in markets with lower production costs. Competitors in the digital payments space include financial institutions and well-established payment processing companies. In addition, many companies engaged in these businesses store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Online digital asset trading platforms currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is a significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some digital asset-related companies and could severely impact the viability of these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

195

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

196

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

197

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

198

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

199

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

200

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

201

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

202

GraniteShares YIELDBOOST CRCL ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Circle Internet Group, Inc.’s common stock (NYSE: CRCL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	11.28%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	12.30%
Fee Waiver/Reimbursements (3)	-11.12%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

203

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,491	$4,529	$8,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

204

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

205

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

206

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

207

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long CRCL Daily Target ETF (Cboe BZX Exchange: CCUP). Investors can access information about CCUP, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from CCUP’s filings with the SEC, is essential for investors to understand MSTU’s operations, investment strategy, and financial prospects. The description of CCUP’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2x Long CRCL Daily ETF (NASDAQ: CRCG). Investors can access information about CRCG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from CRCG’s filings with the SEC, is essential for investors to understand CRCG’s operations, investment strategy, and financial prospects. The description of CRCG’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	ProShares Ultra CRCL ETF (NYSE-ARCA: CRCA). Investors can access information about CRCA, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-21114. This information, derived from CRCA’s filings with the SEC, is essential for investors to understand CRCA’s operations, investment strategy, and financial prospects. The description of CRCA’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to CCUP, CRCG and CRCA, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to these funds. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding CCUP, CRCG and CRCA is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of CCUP, CRCG and CRCA.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH CCUP, CRGG AND CRGA, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

208

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and service industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability, including, but are not limited to competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Software and service industry companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

209

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

210

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

211

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

212

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

213

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

214

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

215

GraniteShares YIELDBOOST CRWD ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on CrowdStrike Holdings’ common stock (NASDAQ: CRWD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

216

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

217

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

218

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

219

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

220

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long CRWD Daily ETF (NASDAQ: CRWL). Investors can access information about CRWL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from CRWL’s filings with the SEC, is essential for investors to understand CRWL’s operations, investment strategy, and financial prospects. The description of CRWL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. CRWL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of CRWL’s publicly available documents. The Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH CRWL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

221

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

222

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

223

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

224

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

225

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

226

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

227

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

228

GraniteShares YIELDBOOST CRWV ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on CoreWeave, Inc.’s common stock (NASDAQ: CRWV) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	11.96%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	12.98%
Fee Waiver/Reimbursements (3)	-11.80%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027..
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

229

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,605	$4,708	$8,663

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

230

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

231

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

232

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

233

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long CRWV Daily ETF (NASDAQ: CWVX). Investors can access information about CWVX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from CWVX’s filings with the SEC, is essential for investors to understand CWVX’s operations, investment strategy, and financial prospects. The description of CWVX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	T-REX 2X Long CRWV Daily Target ETF (Cboe BZX Exchange: CRWU). Investors can access information about CRWU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from CRWU’s filings with the SEC, is essential for investors to understand CRWU’s operations, investment strategy, and financial prospects. The description of CRWU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	Leverage Shares 2x Long CRWV Daily ETF (NASDAQ: CRWG). Investors can access information about CRWG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from CRWG’s filings with the SEC, is essential for investors to understand CRWG’s operations, investment strategy, and financial prospects. The description of CRWG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer software industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with CWVX, CRWU and CRWG none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to these funds. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding CWVX, CRWU and CRWG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of CWVX, CRWU and CRWG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH CWVX, CRWU OR CRWG THEIRTRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

234

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the computer software industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by competition in the microprocessor market, reliance on third-party manufacturers, the company’s ability to new develop new products, losses of significant customers, changes in customer demand for its products, risks associated with defective products political, legal and economic risks affecting the company’s global operations. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

235

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

236

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

237

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

238

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

239

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

240

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

241

GraniteShares YIELDBOOST DJT ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Trump Media & Technology Group Corp.’s common stock (NASDAQ: DJT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

242

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

243

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

244

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

245

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

246

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long DJT Daily Target ETF (Cboe BZX Exchange: DJTU). Investors can access information about DJTU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from DJTU’s filings with the SEC, is essential for investors to understand DJTU’s operations, investment strategy, and financial prospects. The description of DJTU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the interactive media and services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to DJTU, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the funds. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding DJTU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of DJTU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DJTU, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

247

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the interactive media and services. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to the following factors: industry competition, increasing governmental regulation, the ability to keep pace with technological advancement and scrutiny by public bodies. Technological innovations may reduce the utility of products and services of companies in the communication services sector and render them less competitive or obsolete over time. These companies may need to commit substantial capital investment to deal with increasing competition and to keep pace with technological enhancement in order to remain competitive. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

248

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

249

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

250

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

251

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

252

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

253

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

254

GraniteShares YIELDBOOST Ether ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on ether (the “Underlying Asset”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Asset (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.91%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.93%
Fee Waiver/Reimbursements (3)	-13.75%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

255

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,920	$5,192	$9,167

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Asset. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Asset’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Asset. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Asset.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Asset. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

256

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	he Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Asset directly. The Fund’s participation in a potential increase in the price of the Underlying Leveraged ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

257

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

258

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In all examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of ether (the “Underlying Asset”) for a single day, not for any other period.

The Underlying Leveraged ETF will not invest directly in ether. The Underlying Leveraged ETF will generally achieve their investment strategy by investing in ether futures or in swap contracts that provide exposure to ether futures. Ether futures held or referenced by the Underlying Leveraged ETF are standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the CFTC. To maintain its exposure to ether futures, the Underlying Leveraged ETF must roll over its position before expiration. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Underlying Leveraged ETF will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Underlying Leveraged ETF will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

259

The Underlying Leveraged ETF may also invest in money market instruments and U.S. government to provide liquidity, serve as margin or collateralize the Underlying Leveraged ETF’s investments in ether futures contracts or in swap contracts.

The Underlying Leveraged ETF expects to gain exposure to ether by investing in ether futures contracts or swaps through a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. Because the Underlying Leveraged ETF intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), the Underlying Leveraged ETF intends to invest no more than 25% of its total assets in the subsidiary at each quarter end of the fund’s tax year.

Due to the high margin requirements that are unique to ether futures contracts and certain tests that must be met in order to qualify as a RIC, the Underlying Leveraged ETF may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to ether futures contracts.

The Underlying Leveraged ETF may not always achieve its intended investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ether and may return substantially less than that on days at or around quarter end when the Underlying Leveraged ETF must reduce its exposure to qualify for tax treatment as a RIC.

The Underlying Leveraged ETFs are subject to the information requirements of the federal securities laws, and in accordance therewith, file reports and other information with the SEC. The SEC maintains an internet website, www.sec.gov, that contains reports and other info regarding the Underlying Leveraged ETFs that are filed electronically with SEC.

The Fund intends to reference the following Underlying Leveraged ETF:

(1)	2x Ether ETF (CBOE BZX: ETHU). Investors can access information about ETHU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-263619 and 811-23785. This information, derived from ETHU’s filings with the SEC, is essential for investors to understand ETHU’s operations, investment strategy, and financial prospects. The description of BITX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	ProShares Ultra Ether ETF (NYSE ARCA: ETHT). Investors can access information about BITU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-21114. This information, derived from ETHT’s filings with the SEC, is essential for investors to understand ETHT’s operations, investment strategy, and financial prospects. The description of BITU’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH THE UNDERLYING LEVERAGED ETF, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

260

Additional Information on Ether

Ether is a digital asset. The ownership and operation of ether is determined by participants in an online, peer-to-peer network sometimes referred to as the “Ethereum Network.” The Ethereum Network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Ethereum Network. This is commonly referred to as the Ethereum Protocol.

The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the ether futures contracts in which the Fund invests may reflect the impact of these forks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk: The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the return of ether futures. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the ether futures during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk: The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the ether futures will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the ether futures, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of a ether futures decline of more than 50%.

261

Derivatives Risk: Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk: If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Ether Investing Risk: The Underlying Leveraged ETF is indirectly exposed to the risks of investing in ether through its investments in ether futures contracts. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying Leveraged ETF could decline significantly and without warning, including to zero.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Underlying Leveraged ETF.

Finally, the creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Underlying Leveraged ETF. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

Ether Futures Investing Risk: The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.

262

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Underlying Leveraged ETF’s ability to achieve its desired exposure to ether futures contracts. If the Underlying Leveraged ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Underlying Leveraged ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Underlying Leveraged ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Underlying Leveraged ETF to significant risks. These risks include counterparty risk and liquidity risk.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Underlying Leveraged ETF may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.

In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Underlying Leveraged ETF is invested in back-month ether future contracts, the performance of the Underlying Leveraged ETF should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Underlying Leveraged ETF to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.

Cost of Futures Investment Risk: When an ether futures contract is nearing expiration, the Underlying Leverage ETF will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Underlying Leveraged ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Underlying Leveraged ETF and may cause ether futures and the Underlying Leveraged ETF to underperform spot ether. Both contango and backwardation would reduce the Underlying Leveraged ETF’s correlation to spot ether and may limit or prevent the Underlying Leveraged ETF from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Underlying Leveraged ETF invests in back-month futures contracts.

Ether Futures Capacity Risk: If the Underlying Leveraged ETF’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Underlying Leveraged ETF’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Underlying Leveraged ETF may or may not be able to achieve its investment objective and may experience significant losses.

In such circumstances, the Underlying Leverage ETF’ advisor may take such action as it believes appropriate and in the best interest of the Underlying Leverage ETF. Any disruption in the Underlying Leveraged ETF’s ability to obtain leveraged exposure to ether futures contracts may cause the Underlying Leveraged ETF’s performance to deviate from its investment objective.

Additionally, the ability of the Underlying Leveraged ETF to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Underlying Leveraged ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Underlying Leverage ETF may or may not be able to obtain leveraged exposure consistent with its investment objective and may or may not meet its investment objective on the last business day of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). Exceeding this amount on such dates would have tax consequences.

263

Commodity Regulatory Risk. The Underlying Leveraged ETF’s use of commodities futures subject to regulation by the CFTC has caused the Underlying Leveraged ETF to be classified as a “commodity pool” and this designation requires that the Underlying Leveraged ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Underlying Leveraged ETF’s investment decisions may need to be modified, and commodity contract positions held by the Underlying Leveraged ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Underlying Leveraged ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Underlying Leveraged ETF is impossible to predict, but could be substantial and adverse to the Underlying Leveraged ETF.

Digital Asset Industry Risk: The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of ether, which fell 31% from May 1, 2022, to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in ether and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of ether, which fell 18% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Ethereum Network, could similarly negatively impact the price of ether, and thereby the ether futures contracts held by the Underlying Leveraged ETF.

Digital Asset Regulatory Risk: Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of ether futures contracts or the Underlying Leveraged ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of ether, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum Network, or the digital asset markets generally. Such occurrences could also impair the Underlying Leveraged ETF’s ability to meet its investment objective pursuant to its investment strategy.

Reverse Purchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Underlying Leveraged ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Underlying Leveraged ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Underlying Leveraged ETF invested the proceeds of the reverse repurchase agreement.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Leveraged ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Underlying Leveraged ETF to operate as intended and could negatively affect the Underlying Leveraged ETF and its shareholders (such as the Fund). The Underlying Leveraged ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

Indirect Investments in the Underlying Leveraged ETF: The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

264

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

265

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 5% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

266

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk.

The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

267

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

268

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

269

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

270

GraniteShares YIELDBOOST FINANCIALS ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Financial Select Sector Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.22%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.24%
Fee Waiver/Reimbursements (3)	-13.06%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

271

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,810	$5,026	$9,004

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

272

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

273

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

274

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily Financial Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the Financial Select Sector Index (the “Underlying Index”).

The Underlying Index is provided by S&P Dow Jones Indices (the “Index Provider”) and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). The Underlying Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Underlying Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Underlying Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Underlying Index. This design ensures that each of the component stocks within a Select Sector Index is represented proportionate to the total market capitalization of such Select Sector Index.

275

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR S&P DOW JONES INDICES LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

276

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The Underlying Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Underlying Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Financial Select Sector Index was comprised of 76 constituents which had a median total market capitalization of $44.55 billion, total market capitalizations ranging from $45.6 billion to $1.13 trillion. The Underlying Index is rebalanced quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

277

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

278

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

279

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

280

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

281

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

282

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

283

GraniteShares YIELDBOOST GOLD MINERS ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on the NYSE Arca Gold Miners Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.46%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.48%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.30%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

284

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$438	$779	$1,743

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be two times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, 2 times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

285

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

286

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

287

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily Gold Miners Index Bull 2X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 200% of the performance of the NYSE Arca Gold Miners Index (the “Underlying Index”).

The Underlying Index, which is provided by ICE Data Indices, LLC, is a modified market capitalization weighted index comprised of publicly traded common stocks, American depositary receipts or global depositary receipts of companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The Underlying Index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the Underlying Index at each rebalance date. The Underlying Index may include small and mid-capitalization companies and foreign issuers, including among others, Canadian issuers.

288

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR ICE DATA INDICES, LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

289

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The NYSE Arca Gold Miners Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the NYSE Arca Gold Miners Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the NYSE Arca Gold Miners Index had 35 constituents, which had an average market capitalization of $45.3 billion, total market capitalizations ranging from $750 million to $78.7billion. The NYSE Arca Gold Miners Index is rebalanced quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

290

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

291

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

292

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

293

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

294

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

295

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

296

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

297

GraniteShares YIELDBOOST GOOGL ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Alphabet Inc. Class A (NASDAQ: GOOGL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

298

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

299

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

300

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

301

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

302

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily GOOGL Bull 2X Shares (NASDAQ: GGLL). Investors can access information about GGLL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from GGLL’s filings with the SEC, is essential for investors to understand GGLL’s operations, investment strategy, and financial prospects. The description of GGLL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer programming industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with GGLL none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding GGLL is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of GGLL.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH GGLL, IT TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

303

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by changes in advertising revenues, increased competition and ability to retain users and customers, its ability to enforce the company’s intellectual property rights, manufacturing and supply chain risks, global market conditions, cyber-attacks and changes in regulatory oversight. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

304

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfil these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

305

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

306

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

307

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

308

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

309

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

310

GraniteShares YIELDBOOST HIMS ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Hims & Hers Health, Inc.’s common stock (NYSE: HIMS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	5.29%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	6.31%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-5.13%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

311

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$1,413	$2,673	$5,680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

312

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

313

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

314

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

315

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long HIMS ETF (NASDAQ: HIMZ). Investors can access information about HIMZ, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from HIMZ’s filings with the SEC, is essential for investors to understand HIMZ’s operations, investment strategy, and financial prospects. The description of HIMZ’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the healthcare providers and services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with HIMZ, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding HIMZ is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of HIMZ.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH HIMZ, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

316

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the Healthcare Providers and Services Industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to changing economic conditions, evolving patient demographics, and fluctuations in demand for healthcare services. Profitability in this industry is often dependent on reimbursement rates from government programs and private payors, as well as the ability to manage operational costs effectively. Changes in healthcare regulations and policies, including those related to insurance coverage and reimbursement, can materially impact the industry. Companies in the healthcare providers and services industry are subject to extensive and frequently changing government regulation, which may affect the scope of their activities, the rates they can charge for services, and their compliance costs. Additionally, the industry faces risks related to litigation, operational disruptions, and evolving technologies that may alter traditional service delivery models. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

317

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

318

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

319

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

320

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

321

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

322

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

323

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

324

GraniteShares YIELDBOOST HOOD ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Robinhood Markets, Inc.’s common stock (NASDAQ: HOOD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.38%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.22%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

325

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$422	$745	$1,661

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

326

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

327

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying HODD ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

328

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

329

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long HOOD ETF (NASDAQ: HOOX). Investors can access information about HOOX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from HOOX’s filings with the SEC, is essential for investors to understand HOOX’s operations, investment strategy, and financial prospects. The description of HOOX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(1)	T-REX 2X Long HOOD Daily Target ETF (Cboe BZX Exchange: ROBN). Investors can access information about ROBN, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from ROBN’s filings with the SEC, is essential for investors to understand ROBN’s operations, investment strategy, and financial prospects. The description of ROBN’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2x Long HOOD Daily ETF (NASDAQ: HOOG). Investors can access information about HOOG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from HOOG’s filings with the SEC, is essential for investors to understand HOOG’s operations, investment strategy, and financial prospects. The description of HOOG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the investment banking and brokerage industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to HOOX, ROBN and HOOG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding HOOX, ROBN and HOOG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of HOOX, ROBN and HOOG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH HOOX ROBN AND HOOG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

330

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the investment banking and brokerage industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock operates in a heavily regulated and supervised environment. The impact interpretation, and enforcement of new rules can have major impacts on its operations. The Underlying Stock has material exposure to market, credit, and liquidity risks. The Underlying Stock relies on complex systems, and its inability to operate them accurately and timely could materially impact its ability to operate. The Underlying Stock may be significantly affected by stock and bank trading activity, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

331

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

332

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

333

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

334

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

335

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

336

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

337

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

338

GraniteShares YIELDBOOST INTC ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Intel Corporation’s common stock (NASDAQ: INTC) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

339

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

340

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

341

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

342

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

343

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long INTC Daily ETF (NASDAQ: INTW). Investors can access information about INTW, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from INTW’s filings with the SEC, is essential for investors to understand INTW’s operations, investment strategy, and financial prospects. The description of INTW’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. INTW is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of INTW’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH INTW.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

344

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the semiconductor industry. The risks of investments in the semiconductor industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductor industry may also be affected by risks that affect the broader technology sector, including government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

345

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

346

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

347

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

348

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

349

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

350

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

351

GraniteShares YIELDBOOST IONQ ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on IonQ, Inc. ‘s commons share (NYSE: IONQ) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.77%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.79%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.61%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

352

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$504	$913	$2,055

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

353

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An Investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

354

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the IONQ Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

355

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

356

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long IONQ ETF (NASDAQ: IONX). Investors can access information about IONX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from IONX’s filings with the SEC, is essential for investors to understand IONX’s operations, investment strategy, and financial prospects. The description of IONX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	GraniteShares 2x Long IONQ Daily ETF (NASDAQ: IONL). Investors can access information about IONL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from IONL’s filings with the SEC, is essential for investors to understand IONL’s operations, investment strategy, and financial prospects. The description of IONL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. IONL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of IONL’s publicly available documents. In connection with IONX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding IONX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of IONX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH IONX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH IONL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

357

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

358

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

359

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

360

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

361

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

362

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

363

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

364

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

365

GraniteShares YIELDBOOST LLY ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Eli Lilly and Company’s commons share (NYSE: LLY) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

366

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

367

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

368

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

369

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

370

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long LLY ETF (NASDAQ: LLYX). Investors can access information about LLYX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from LLYX’s filings with the SEC, is essential for investors to understand LLYX’s operations, investment strategy, and financial prospects. The description of LLYX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Direxion Daily LLY Bull 2X Shares (NASDAQ: ELIL). Investors can access information about ELIL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from ELIL’s filings with the SEC, is essential for investors to understand ELIL’s operations, investment strategy, and financial prospects. The description of ELIL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the healthcare and pharmaceutical industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with LLYX and ELIL, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding LLYX and ELIL is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of LLYX and ELIL.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH IONX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH IONL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

371

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare sector and pharmaceutical industry. The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

The profitability of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

372

The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

373

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

374

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

375

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

376

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

377

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

378

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

379

GraniteShares YIELDBOOST MARA ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on MARA Holdings Inc.’s common stock (NASDAQ: MARA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	1.58%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	2.60%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-1.42%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

380

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$673	$1,253	$2,829

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

381

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

382

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

383

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

384

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long MARA Daily ETF (NASDAQ: MRAL). Investors can access information about MRAL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from MRAL’s filings with the SEC, is essential for investors to understand MRAL’s operations, investment strategy, and financial prospects. The description of MRAL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. MRAL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of MRAL’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH MRAL.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin. No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions. Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

385

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

386

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

387

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

388

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

389

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

390

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

391

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

392

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

393

GraniteShares YIELDBOOST META ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Meta Platforms, Inc.’s common stock Class A (NASDAQ: META) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	9.38%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	10.40%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-9.23%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.17%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

394

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$2,164	$3,994	$7,770

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

395

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

396

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

397

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

398

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily META Bull 2X Shares (NASDAQ: METU). Investors can access information about METU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from METU’s filings with the SEC, is essential for investors to understand METU’s operations, investment strategy, and financial prospects. The description of METU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	GraniteShares 2x Long META Daily ETF (NASDAQ: FBL). Investors can access information about FBL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-23214. This information, derived from FBL’s filings with the SEC, is essential for investors to understand FBL’s operations, investment strategy, and financial prospects. The description of FBL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the social media and computer programming industries.

The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. FBL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of FBL’s publicly available documents. In connection to METU, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding METU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of METU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH METU, ITS TRUST AND SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH FBL.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

399

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the social media and computer programming industry. Such companies provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies in the social media and computer programming industries may not prove to be successful.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

400

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

401

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

402

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. he Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

403

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

404

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

405

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

406

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

407

GraniteShares YIELDBOOST MRVL ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Marvell Technology, Inc.’s common stock (NASDAQ: MRVL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

408

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

409

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying M RVL ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

410

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

411

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

412

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2X Long MRVL ETF (NASDAQ: MVLL). Investors can access information about MVLL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811 -23214. This information, derived from MVLL’s filings with the SEC, is essential for investors to understand MVLL’s operations, investment strategy, and financial prospects. The description of MVLL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. MVLL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of MVLL’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH MVLL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

413

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

414

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

415

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

416

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

417

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

418

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

419

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

420

GraniteShares YIELDBOOST MSFT ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Microsoft Corporation’s common stock (NASDAQ: MSFT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

421

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

422

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

423

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

424

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

425

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily MSFT Bull 2X Shares (NASDAQ: MSFU). Investors can access information about MSFU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from MSFU’s filings with the SEC, is essential for investors to understand MSFU’s operations, investment strategy, and financial prospects. The description of MSFU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	REX 2X Long Microsoft Daily Target ETF (CBOE: MSFX). Investors can access information about MSFX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-23444 and 811-23439. This information, derived from MSFX’s filings with the SEC, is essential for investors to understand MSFX’s operations, investment strategy, and financial prospects. The description of MSFX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long MSFT Daily ETF (NASDAQ: MSFL). Investors can access information about MSFL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from MSFL’s filings with the SEC, is essential for investors to understand MSFL’s operations, investment strategy, and financial prospects. The description of MSFL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. MSFL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of MSFL’s publicly available documents. In connection to MSFU and MSFX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding MSFU and MSFX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of MSFU and MSFX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH MSFU AND MSFX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH MSFL.

426

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

427

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

428

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

429

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

430

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

431

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

432

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

433

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

434

GraniteShares YIELDBOOST MSTR ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Strategy Inc.’s common stock (NASDAQ: MSTR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	2.09%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	3.11%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-1.93%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

435

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$778	$1,461	$3,285

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

436

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

437

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

438

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

439

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long MSTR Daily Target ETF (Cboe BZX Exchange: MSTU). Investors can access information about MSTU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from MSTU’s filings with the SEC, is essential for investors to understand MSTU’s operations, investment strategy, and financial prospects. The description of MSTU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Defiance Daily Target 2X Long MSTR ETF (NASDAQ: MSTX). Investors can access information about MSTX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from MSTX’s filings with the SEC, is essential for investors to understand MSTX’s operations, investment strategy, and financial prospects. The description of MSTX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long MSTR Daily ETF (NASDAQ: MSTP). Investors can access information about MSTP, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from MSTP’s filings with the SEC, is essential for investors to understand MSTP’s operations, investment strategy, and financial prospects. The description of MSTP’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. MSTP is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of MSTP’s publicly available documents. In connection to MSTU and MSTX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding MSTU and MSTX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of MSTU and MSTX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH MSTU AND MSTX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH MSTP.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

440

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

441

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the software and information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Halving. While bitcoin prices have historically increased around halving events (a process designed to control the overall supply and reduce the risk of inflation in bitcoin, which uses a proof-of-work consensus algorithm and results in the mining reward being cut in half) there is no guarantee that the price change will be favorable or would compensate for the reduction in mining rewards. If a corresponding and proportionate increase in the price of Bitcoin does not follow future halving events, the revenue the Underlying Stock earns from its bitcoin mining operations would see a decrease, which could have a material adverse effect on the Underlying Stock’s results of operations and financial condition.

Hash Rate and Difficulty. As demand for bitcoin has increased, the global network hash rate (i.e., the aggregate amount of computing power devoted to supporting the bitcoin blockchain at a given time) has increased rapidly, and as greater adoption of bitcoin occurs, it is expected that demand for new bitcoin will likewise increase as more mining companies are drawn into the industry by this increased demand. Further, as a greater number of increasingly powerful miners have been deployed, the network difficulty for bitcoin has consequently also increased. A high difficulty means that more computing power will be required in order to solve a block and earn a new bitcoin reward, which, in turn, makes the bitcoin network more secure by limiting the possibility of one miner or mining pool gaining control of the network. Therefore, as new and existing miners deploy additional hash rate, the global network hash rate will continue to increase, meaning a miner’s share of the global network hash rate (and therefore its chance of earning bitcoin rewards) will decline if it fails to deploy additional hash rate at pace with the industry. If an effort to grow the hash rate, results in the inability to complete planned expansions on schedule and within anticipated cost estimates, deployment of newly purchased miners may be delayed, which could affect its competitiveness and results of operation, which could have a material adverse effect on the Underlying Stock’s financial condition and market price for its securities.

442

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

443

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

444

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

445

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

446

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

447

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

448

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

449

GraniteShares YIELDBOOST MU ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Micron Technology Inc.’s common stock (NASDAQ: MU) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	1.26%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	2.28%
Fee Waiver/Reimbursements (3)	-1.10%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

450

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$607	$1,120	$2,530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

451

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

452

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

453

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

454

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily MU Bull 2X Shares (NASDAQ: MUU). Investors can access information about MUU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from MUU’s filings with the SEC, is essential for investors to understand MUU’s operations, investment strategy, and financial prospects. The description of MUU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	GraniteShares 2X Long MU ETF (NASDAQ: MULL). Investors can access information about MULL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811 -23214. This information, derived from MULL’s filings with the SEC, is essential for investors to understand MULL’s operations, investment strategy, and financial prospects. The description of MULL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. MULL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of MULL’s publicly available documents. In connection with MUU none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding MUU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of MUU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH MUU, IT TRUSTS, AND ITS SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH MULL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

455

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

456

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

457

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

458

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

459

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

460

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

461

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

462

GraniteShares YIELDBOOST NBIS ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Nebius Group NV’s common stock (NASDAQ: NBIS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

463

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

464

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

465

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

466

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

467

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long NBIS Daily ETF (NASDAQ: NBIL). Investors can access information about NBIL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from NBIL’s filings with the SEC, is essential for investors to understand NBIL’s operations, investment strategy, and financial prospects. The description of NBIL’s principal investment strategies as outlined here is directly sourced from its prospectus.

(2)	Tradr 2X Long NBIS Daily ETF (NASDAQ: NEBX). Investors can access information about NEBX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from NEBX’s filings with the SEC, is essential for investors to understand NEBX’s operations, investment strategy, and financial prospects. The description of NEBX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. NBIL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of NBIL’s publicly available documents. In connection with NEBX none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding NEBX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of NEBX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NEBX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH NBIL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

468

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

469

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

470

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

471

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

472

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

473

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

474

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

475

GraniteShares YIELDBOOST NFLX ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Netflix, Inc.’s common stock (NASDAQ: NFLX) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

476

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

477

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

478

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying NLFX ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

479

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

480

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily NFLX Bull 2X Shares (NASDAQ: NFXL). Investors can access information about NFXL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from NFXL’s filings with the SEC, is essential for investors to understand NFXL’s operations, investment strategy, and financial prospects. The description of NFXL’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	T-REX 2X Long NFLX Daily Target ETF (Cboe BZX Exchange: NFLU). Investors can access information about NFLU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from NFLU’s filings with the SEC, is essential for investors to understand NFLU’s operations, investment strategy, and financial prospects. The description of NFLU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology and the entertainment industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with NFXL and NFLU, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding NFXL and NFLU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of NFXL and NFLU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NFXL AND NFLU, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

481

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to is subject to the risks of the software and information technology as well as the entertainment industries. The software and information technology industry is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The entertainment industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the entertainment industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the entertainment industry. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

482

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

483

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

484

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

485

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

486

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

487

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

488

GraniteShares YIELDBOOST NVDA ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on NVIDIA Corporation’s common stock (NASDAQ: NVDA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.12%
Recoupment of previously waived expenses	0.02%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.02%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.14%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

489

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$366	$636	$1,407

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

490

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

491

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

492

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

493

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily NVDA Bull 2X Shares (NASDAQ: NVDU). Investors can access information about NVDU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from AAPU’s filings with the SEC, is essential for investors to understand NVDU’s operations, investment strategy, and financial prospects. The description of NVDU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	REX 2X Long NVIDIA Daily Target ETF (CBOE: NVDX). Investors can access information about NVDX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-23444 and 811-23439. This information, derived from AAPX’s filings with the SEC, is essential for investors to understand NVDX’s operations, investment strategy, and financial prospects. The description of NVDX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	Leverage Shares 2x Long NVDA Daily ETF (NASDAQ: NVDG). Investors can access information about NVDG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from NVDG’s filings with the SEC, is essential for investors to understand NVDG’s operations, investment strategy, and financial prospects. The description of NVDG’s principal investment strategies as outlined here is directly sourced from its prospectus.
(4)	GraniteShares 2x Long NVDA Daily ETF (NASDAQ: NVDL). Investors can access information about NVDL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from NVDL’s filings with the SEC, is essential for investors to understand NVDL’s operations, investment strategy, and financial prospects. The description of NVDL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the semiconductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. NVDL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of NVDL’s publicly available documents. In connection to NVDU, NVDX, and NVDG none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding NVDU, NVDX and NVDG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of NVDU, NVDX and NVDG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NVDU, NVDX AND NVDG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH NVDL.

494

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by NVIDIA Corporation’s ability to identify new products, technologies or services, global competition and business conditions, its dependence on third-party product manufacturers, product defect issues, cybersecurity breaches, and customer concentration. The Underlying Stock may also be affected by risks that affect the broader technology industry, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

495

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

496

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

497

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

498

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

499

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

500

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

501

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

502

GraniteShares YIELDBOOST NVO ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Novo Nordisk A/S’s ADR (NYSE: NVO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

503

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

504

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

505

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

506

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

507

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long NOV ETF (NYSE: NVOX). Investors can access information about NVOX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from NVOX’s filings with the SEC, is essential for investors to understand NVOX’s operations, investment strategy, and financial prospects. The description of NVOX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the healthcare sector and pharmaceutical industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to NOVX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding NOVX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of NOVX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NOVX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

508

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare sector and pharmaceutical industry. The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time-consuming and costly with no guarantee that any product will come to market.

The profitability of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

509

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

510

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

511

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

512

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

513

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

514

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

515

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

516

GraniteShares YIELDBOOST OKLO ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Oklo Inc.’s common stock (NYSE: OKLO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

517

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

518

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

519

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

520

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

521

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long OKLO ETF (NASDAQ: OKLL). Investors can access information about OKLL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from OKLL’s filings with the SEC, is essential for investors to understand OKLL’s operations, investment strategy, and financial prospects. The description of OKLL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the industrials sector and electrical equipment industries.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to OKLL, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding OKLL is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of OKLL.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH OKLL, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

522

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of industrials sector and electrical equipment industries. The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

523

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

524

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

525

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

526

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

527

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

528

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

529

GraniteShares YIELDBOOST ORCL ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Oracle Corporation’s common stock (NYSE: ORCL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

530

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

531

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

532

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

533

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

534

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long ORCL ETF (NYSE: ORCX). Investors can access information about ORCX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from ORCX’s filings with the SEC, is essential for investors to understand ORCX’s operations, investment strategy, and financial prospects. The description of ORCX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer software industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with ORCX none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding ORCX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of ORCX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ORCX, IT TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

535

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

536

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

537

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

538

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

539

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

540

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

541

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

542

GraniteShares YIELDBOOST PANW ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Palo Alto Networks, Inc.’s common stock (NASDAQ: PANW) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

543

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

544

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

545

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

546

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

547

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily PANW Bull 2X Shares (NASDAQ: PALU). Investors can access information about PALU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from PALU’s filings with the SEC, is essential for investors to understand PALU’s operations, investment strategy, and financial prospects. The description of PALU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2X Long PANW ETF (NASDAQ: PANG). Investors can access information about PANG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from PANG’s filings with the SEC, is essential for investors to understand PANG’s operations, investment strategy, and financial prospects. The description of PANG’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with PALU and PANG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding PALU and PANG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of PALU and PANG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH NFXL AND NFLU, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

548

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

549

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

550

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

551

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

552

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

553

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

554

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

555

GraniteShares YIELDBOOST PDD ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on PDD Holdings Inc.’s ADR (NYSE: PDD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

556

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

557

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

558

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

559

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying PDDETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

560

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	KraneShares Daily PDD Bull 2X Shares (NASDAQ: KPDD). Investors can access information about KPDD, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-180870 and 811-22698. This information, derived from KPDD’s filings with the SEC, is essential for investors to understand KPDD’s operations, investment strategy, and financial prospects. The description of KPDD’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the business services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with KPDD, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding KPDD is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of KPDD.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH KPDD, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

561

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the business services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to any general economic, business or industry conditions that cause customers or potential customers to reduce or delay their purchases of business services or other products could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

562

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

563

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

564

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

565

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

566

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

567

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

568

GraniteShares YIELDBOOST PLTR ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Palantir Technologies Inc.’s common stock (NASDAQ: PLTR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.84%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.68%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

569

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$519	$943	$2,124

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

570

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

571

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

572

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

573

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily PLTR Bull 2X Shares (NASDAQ: PLTU). Investors can access information about PLTU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from PLTU’s filings with the SEC, is essential for investors to understand PLTU’s operations, investment strategy, and financial prospects. The description of PLTU’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Leverage Shares 2x Long PLTR Daily ETF (NASDAQ: PLTG). Investors can access information about PLTG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from PLTG’s filings with the SEC, is essential for investors to understand PLTG’s operations, investment strategy, and financial prospects. The description of PLTG’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long PLTR Daily ETF (NASDAQ: PTIR). Investors can access information about PTIR, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from PTIR’s filings with the SEC, is essential for investors to understand PTIR’s operations, investment strategy, and financial prospects. The description of PTIR’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer software industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. PTIR is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of PTIR’s publicly available documents. In connection to PLTU and PLTG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding PLTU and PLTG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of PLTU and PLTG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH PLTU AND PTLG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH PTIR.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

574

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

575

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

576

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

577

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

578

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

579

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

580

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

581

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

582

GraniteShares YIELDBOOST QBTS ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on D-Wave Quantum, Inc.’s common stock (NYSE: QBTS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	3.23%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	4.25%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-3.07%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

583

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$1,009	$1,912	$4,228

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

584

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

585

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

586

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

587

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long QBTS Daily ETF (NASDAQ: QBTX). Investors can access information about QBTX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from QBTX’s filings with the SEC, is essential for investors to understand QBTX’s operations, investment strategy, and financial prospects. The description of QBTX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with QBTX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding QBTX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of QBTX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH QBTX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

588

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

589

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

590

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

591

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

592

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

593

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

594

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

595

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

596

GraniteShares YIELDBOOST QQQ ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Nasdaq-100® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.52%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.36%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

597

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$451	$805	$1,804

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

598

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

599

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

600

The comparison between the Put Write Strategy Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3 shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, the ProShares UltraPro® QQQ, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the Nasdaq-100® (the “Underlying Index”).

The Underlying Index is constructed and maintained by Nasdaq Inc. The Underlying Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Underlying Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

601

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-89822 and 811-2114. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH PROSHARES TRUST, THE UNDERLYING LEVERAGED ETF, PROSHARES ADVISORS LLC OR NASDAQ INC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

602

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The Nasdaq-100® index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Nasdaq-100® index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Nasdaq-100® index had a significant portion of its value in issuers in the information technology (68%) and consumer discretionary (15%) sectors.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

603

Flex Option Risk: Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

604

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 10% in-the-money and their maturity from 1-week to 1-month. Selling put option contracts with longer maturities may increase the volatility of the strategy. Selling put option contracts that are more in-the-money may increase the volatility of the strategy.

605

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). There are a limited number of financial institutions that post collateral for certain trades on an agency basis (i.e. on behalf of other market participants). Accordingly, there are a limited number of financial institutions that may act as Authorized Participants that post collateral for certain trades on an agency basis (i.e. on behalf of other market participants. In such circumstances, the Fund’s market price may be significantly different than its underlying net asset value. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

606

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

607

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC. The Fund intends to treat any income it may derive from the options and swap contracts as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income the Fund may lose its status as a RIC. The Fund will, for each year, distribute substantially all of its net investment income and net capital gains.

608

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

609

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.granteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

610

GraniteShares YIELDBOOST QUBT ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Quantum Computing Inc.’s common stock (NASDAQ: QUBT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

611

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

612

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

613

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

614

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying PDDETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

615

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long QUBT Daily ETF (NASDAQ: QUBX). Investors can access information about QUBX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from QUBX’s filings with the SEC, is essential for investors to understand QUBX’s operations, investment strategy, and financial prospects. The description of QUBX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with QUBX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding QUBX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of QUBX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH QUBX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

616

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

617

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

618

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

619

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

620

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

621

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

622

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

623

GraniteShares YIELDBOOST RBLX ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Roblox Corp’s common stock (NYSE: RBLX) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

624

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

625

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

626

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

627

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

628

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long RBLX Daily Target ETF (Cboe BZX Exchange: RBLU). Investors can access information about RBLU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from RBLU’s filings with the SEC, is essential for investors to understand RBLU’s operations, investment strategy, and financial prospects. The description of RBLU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the communication services and the entertainment industries.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with RBLU, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding RBLU is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of RBLU.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH RBLU, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

629

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the communication services and the entertainment industries. The performance of companies in the communication services industry may be affected by (without limitation) the following factors: industry competition, increasing governmental regulation, the ability to keep pace with technological advancement and scrutiny by public bodies. Technological innovations may reduce the utility of products and services of companies in the communication services sector and render them less competitive or obsolete over time. These companies may need to commit substantial capital investment to deal with increasing competition and to keep pace with technological enhancement in order to remain competitive. The entertainment industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the entertainment industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the entertainment industry. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

630

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

631

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

632

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

633

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

634

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

635

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

636

GraniteShares YIELDBOOST RDDT ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Reddit, Inc.’s common stock (NYSE: RDDT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

637

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

638

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

639

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

640

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

641

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long RDDT Daily ETF (NASDAQ: RDTL). Investors can access information about RDTL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from RDTL’s filings with the SEC, is essential for investors to understand RDTL’s operations, investment strategy, and financial prospects. The description of RDTL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Fund’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. RDTL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of RDTL’s publicly available documents. The Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH RDTL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

642

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

643

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

644

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

645

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

646

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

647

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

648

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

649

GraniteShares YIELDBOOST RGTI ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Rigetti Computing, Inc.’s common stock (NYSE: RGTI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	2.59%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	3.61%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-2.43%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

650

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$880	$1,662	$3,712

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

651

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

652

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

653

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

654

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long RGTI ETF (NYSE: RGTX). Investors can access information about RGTX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from RGTX’s filings with the SEC, is essential for investors to understand RGTX’s operations, investment strategy, and financial prospects. The description of RGTX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the electronic data processing (EDP) industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with RGTX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding RGTX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of RGTX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH RGTX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

655

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

656

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

657

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

658

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

659

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

660

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

661

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

662

GraniteShares YIELDBOOST RIOt ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Riot Platforms, Inc.’s common stock (NASDAQ: RIOT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	1.30%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	2.32%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-1.14%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

663

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$615	$1,137	$2,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

664

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

665

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

666

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

667

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long RIOT ETF (NYSE: RIOX). Investors can access information about RIOX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from RIOX’s filings with the SEC, is essential for investors to understand RIOX’s operations, investment strategy, and financial prospects. The description of RIOX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the capital market services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with RIOX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding RIOX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of RIOX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH RIOT, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin. No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions. Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

668

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The Underlying Stock’s business is highly competitive and operates 24 hours a day, 7 days a week, on a global basis. The primary drivers of competition are demand for bitcoin, sufficient capital resources to acquire large quantities of high-quality miners, the ability to secure these miners from a limited number of suppliers on rapid delivery schedules, and the ability to execute on those miner deployments with the best-in-class mining infrastructure to generate the highest returns while incurring the lowest costs to mine. The Underlying Stock’s inability to maintain or improve market share versus its competitors could negatively impact its financial results. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

669

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Halving. While bitcoin prices have historically increased around halving events (a process designed to control the overall supply and reduce the risk of inflation in bitcoin, which uses a proof-of-work consensus algorithm and results in the mining reward being cut in half) there is no guarantee that the price change will be favorable or would compensate for the reduction in mining rewards. If a corresponding and proportionate increase in the price of Bitcoin does not follow future halving events, the revenue the Underlying Stock earns from its bitcoin mining operations would see a decrease, which could have a material adverse effect on the Underlying Stock’s results of operations and financial condition.

Hash Rate and Difficulty. As demand for bitcoin has increased, the global network hash rate (i.e., the aggregate amount of computing power devoted to supporting the bitcoin blockchain at a given time) has increased rapidly, and as greater adoption of bitcoin occurs, it is expected that demand for new bitcoin will likewise increase as more mining companies are drawn into the industry by this increased demand. Further, as a greater number of increasingly powerful miners have been deployed, the network difficulty for bitcoin has consequently also increased. A high difficulty means that more computing power will be required in order to solve a block and earn a new bitcoin reward, which, in turn, makes the bitcoin network more secure by limiting the possibility of one miner or mining pool gaining control of the network. Therefore, as new and existing miners deploy additional hash rate, the global network hash rate will continue to increase, meaning a miner’s share of the global network hash rate (and therefore its chance of earning bitcoin rewards) will decline if it fails to deploy additional hash rate at pace with the industry. If an effort to grow the hash rate, results in the inability to complete planned expansions on schedule and within anticipated cost estimates, deployment of newly purchased miners may be delayed, which could affect its competitiveness and results of operation, which could have a material adverse effect on the Underlying Stock’s financial condition and market price for its securities.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

670

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

671

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

672

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

673

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

674

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

675

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

676

GraniteShares YIELDBOOST RIVN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Rivian Automotive, Inc’s common stock (NASDAQ: RIVN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

677

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

678

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

679

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

680

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

681

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long RIVN Daily ETF (NASDAQ: RVNL). Investors can access information about RVNL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from RVNL’s filings with the SEC, is essential for investors to understand RVNL’s operations, investment strategy, and financial prospects. The description of RVNL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in automative industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. RVNL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of RVNL’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH RVNL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

682

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks of the automotive sector. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock has a limited operating history and evaluating its prospects is difficult. The Underlying Stock has incurred net losses each year since its inception and is expected to suffer substantial losses in the coming future. It has limited control over substantial costs associated with its operations. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

683

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

684

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

685

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

686

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

687

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

688

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

689

GraniteShares YIELDBOOST SEMICONDUCTOR ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the NYSE Semiconductor Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.14%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.02%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.14%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

690

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$366	$636	$1,407

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Options Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

691

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivative Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

692

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

693

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily Semiconductor Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the NYSE Semiconductor Index (the “Underlying Index”).

The Underlying Index is provided by ICE Data Indices, LLC (the “Index Provider”) and is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductor Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing.

694

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR ICE DATA INDICES, LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

695

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The NYSE Semiconductor Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the NYSE Semiconductor Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the NYSE Semiconductor Index was comprised of 30 constituents which had a median market capitalization of $74.3 billion and capitalizations ranging from $12.5 billion to $5.4 trillion and were concentrated in the semiconductor industry, which is included in the information technology sector with exposure to companies involved in artificial intelligence and big data. The NYSE Semiconductor Index is rebalanced quarterly and reconstituted annually.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

696

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

697

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

698

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

699

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

700

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

701

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

702

GraniteShares YIELDBOOST SMALL CAP ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Russell 2000® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

703

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

704

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Options Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

705

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

706

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily Small Cap Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the Russell 2000® index (the “Underlying Index”).

The Underlying Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. The Underlying Index is reconstituted annually and enhanced by initial public offerings quarterly.

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

707

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR FRANK RUSSELL COMPANY.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

708

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The Russell 2000® Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Russell 2000® Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Russell 2000® Index consisted of 1,974 holdings, which had a median market capitalization of $1.1 billion, total market capitalizations ranging from $340 million to $12.6 billion and were concentrated in the healthcare, and industrials sectors. The Russell 2000® Index is reconstituted annually and enhanced by initial public offerings quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

709

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

710

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

711

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

712

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

713

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

714

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

715

GraniteShares YIELDBOOST SMCI ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Super Micro Computer Inc.’s common stock (NASDAQ: SMCI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.53%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.55%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.37%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

716

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$453	$840	$1,814

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

717

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

718

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

719

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

720

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long SMCI ETF (NASDAQ: SMCX). Investors can access information about SMCX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from SMCX’s filings with the SEC, is essential for investors to understand SMCX’s operations, investment strategy, and financial prospects. The description of SMCX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long SMCI Daily ETF (NASDAQ: SMCL). Investors can access information about SMCL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from SMCL’s filings with the SEC, is essential for investors to understand SMCL’s operations, investment strategy, and financial prospects. The description of SMCL’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying SMCL ETF as market and liquidity develop.

Due to the Underlying SMCL ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the computer software industry.

This document relates only to the securities offered hereby and does not relate to the Underlying SMCL ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying SMCL ETF from publicly available documents. SMCL is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of SMCL’s publicly available documents. In connection to SMCX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representations that such publicly available documents or any other publicly available information regarding SMCX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of SMCX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH SMCX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH SMCL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

721

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

722

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

723

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying SMCI PLTR ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

724

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

725

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

726

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

727

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

728

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

729

GraniteShares YIELDBOOST SMR ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on NuScale Power Corporation’s common stock (NYSE: SMR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

730

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

731

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

732

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

733

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

734

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	T-REX 2X Long SMR Daily Target ETF (Cboe BZX Exchange: SMUP). Investors can access information about SMUP, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-234544 and 811-23439. This information, derived from SMUP’s filings with the SEC, is essential for investors to understand SMUP’s operations, investment strategy, and financial prospects. The description of SMUP’s principal investment strategies as outlined here is directly sourced from its prospectus.
(1)	Tradr 2X Long SMR Daily ETF (NASDAQ: SMU). Investors can access information about SMU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from SMU’s filings with the SEC, is essential for investors to understand SMU’s operations, investment strategy, and financial prospects. The description of SMU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the industrials sector and electrical equipment industries.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with SMU and SMUP none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SMU and SMUP is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of SMU or SMUP.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH SMU OR SMUP, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

735

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of industrials sector and electrical equipment industries. The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

736

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

737

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

738

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

739

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

740

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

741

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

742

GraniteShares YIELDBOOST SOFI ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on SoFi Technologies, Inc.’s common stock (NASDAQ: SOFI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

743

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

744

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

745

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

746

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

747

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long SOFI ETF (NASDAQ: SOFX). Investors can access information about SOFX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from SOFX’s filings with the SEC, is essential for investors to understand SOFX’s operations, investment strategy, and financial prospects. The description of SOFX’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the consumer finance industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to SOFX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SOFX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of SOFX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH SOFX, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

748

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the consumer finance industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to changes in economic conditions, demand for consumer loans, and refinancing activity. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the consumer finance industry. Companies in the consumer finance industry are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

749

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

750

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

751

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

752

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

753

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

754

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

755

GraniteShares YIELDBOOST SOUN ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on SoundHound AI, Inc.’s common stock (NASDAQ: SOUN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

756

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

757

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

758

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

759

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long SOUN ETF (NASDAQ: SOUX). Investors can access information about SOUX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from SOUX’s filings with the SEC, is essential for investors to understand SOUX’s operations, investment strategy, and financial prospects. The description of SOUX’s principal investment strategies as outlined here is directly sourced from its prospectus.

760

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to SOUX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SOUX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of SOUX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH SOUX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

761

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

762

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

763

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

764

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

765

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

766

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

767

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

768

GraniteShares YIELDBOOST SPY ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the S&P 500® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.30%
Recoupment of previously waived expenses	0.00%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.32%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.14%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.

(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

769

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$405	$710	$1,578

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

770

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Options Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

771

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

772

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 3, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily S&P500® Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the S&P 500® index (the “Underlying Index”).

The Underlying Index is designed to be comprised of stocks that are the 500 leading, large-cap U.S.-listed issuers. It selects constituents on the basis of market capitalization, financial viability of the company, sector representation, public float, liquidity and price of a company’s shares outstanding. The Underlying Index is a float-adjusted and market capitalization-weighted index.

773

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR S&P DOW JONES INDICES LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

774

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The S&P 500® index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the S&P 500® index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the S&P 500® index consisted of 503 constituents, which had an average market capitalization of $136.1 billion, total market capitalizations ranging from $4.2 billion to $4.3 trillion and were concentrated in the information technology sector. The S&P 500® index is rebalanced quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

775

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

776

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

777

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

778

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

779

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

780

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet completed a full calendar year of investment operations, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

781

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

782

GraniteShares YIELDBOOST TECHNOLOGY ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Technology Select Sector Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	13.68%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	14.70%
Fee Waiver/Reimbursements (3)	-13.52%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

783

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$2,884	$5,137	$9,115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

784

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF.

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Index directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

785

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

786

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell Flexible Exchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

Underlying Leveraged ETF

The Underlying Leveraged ETF, Direxion Daily Technology Bull 3X Shares, is a passively managed fund that seeks daily investment results, before fees and expenses, of 300% of the performance of the Technology Select Sector Index (the “Underlying Index”).

The Underlying Index is a product of S&P Dow Jones Indices LLC (“SPDJI”) (the “Index Provider”) and includes domestic companies from the technology sector which includes the following industries: information technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electrical equipment, instruments and components. The Underlying Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the stocks in the Underlying Index is also a constituent company of the S&P 500® Index; (2) each constituent in the S&P 500® Index is assigned to one of the Select Sector Indexes; and (3) the Underlying Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional market capitalization weighting with the weighting capped for the largest stocks included in the Underlying Index. This design ensures that each of the component stocks within a Select Sector Index is represented proportionate to the total market capitalization of such Select Sector Index.

787

The Underlying Leveraged ETF may invest in the securities of the Underlying Index, a representative sample of the securities in the Underlying Index that has aggregate characteristics similar to those of the Underlying Index, an ETF that tracks the Underlying Index or a substantially similar index, and may utilize derivatives, such as swaps or futures on the Underlying Index or on an ETF that tracks the same Underlying Index or a substantially similar index, that provide leveraged exposure to the above.

Investors can access information about the Underlying Leveraged ETF, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from the Underlying Leveraged ETF’s filings with the SEC, is essential for investors to understand the Underlying Leveraged ETF’s operations, investment strategy, and financial prospects. The description of the Underlying Leveraged ETF’s principal investment strategies as outlined here is directly sourced from its prospectus.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the Underlying Leveraged ETF. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Leveraged ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of the Underlying Leveraged ETF.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH DIREXION SHARES TRUST ETF, THE UNDERLYING LEVERAGED ETF, RAFFERTY ASSET MANAGEMENT, LLC OR S&P DOW JONES INDICES, LLC.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 300% of the Underlying Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Index during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

788

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Index will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 3% for every 1% daily decline in the Underlying Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Index decline of more than 33%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The Technology Select Sector Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Technology Select Sector Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Technology Select Sector Index was comprised of 84 constituents with a median market capitalization of $77.0 billion, total market capitalizations ranging from $11.9 billion to $5.2 trillion and were concentrated in the information technology sector. The Technology Select Sector Index is rebalanced quarterly.

Indirect Investments in the Underlying Leveraged ETF. The Underlying Leveraged ETF is not affiliated with the Trust, the Fund, the Adviser, or their respective affiliates and is not involved with the offering of the Fund in any way and has no obligation to consider your Shares in taking any corporate action that might affect the value of Shares. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Passive Investment and Underlying Index Performance Risk. Investment in the Fund should be made with the understanding that the passive Underlying Leveraged ETF in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive Underlying Leveraged ETF in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive Underlying Leveraged ETF may, from time to time, temporarily be unavailable, which may further impede the passive Underlying Leveraged ETF’s ability to track their applicable indices.

789

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

790

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

791

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

792

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

793

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

794

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

795

GraniteShares YIELDBOOST TEM ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Tempus AI, Inc.’s common stock (NASDAQ: TEM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

796

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

797

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

798

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

799

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long TEM Daily ETF (NASDAQ: TEMT). Investors can access information about TEMT, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from TEMT’s filings with the SEC, is essential for investors to understand TEMT’s operations, investment strategy, and financial prospects. The description of TEMT’s principal investment strategies as outlined here is directly sourced from its prospectus.

800

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the information technology and computer programming industries.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection to TEMT, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding TEMT is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of TEMT.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH TEMT, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

801

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the information technology and computer programming industries. The information technology industry includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property, and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. Companies in the computer programming industry provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies are in the computer programming industries. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

802

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

803

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

804

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

805

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

806

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

807

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

808

GraniteShares YIELDBOOST TSLA ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Tesla Inc.’s common stock (NASDAQ: TSLA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.09%
Recoupment of previously waived expenses	0.02%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver/Reimbursements/Fees Paid Indirectly (3), (4)	-0.02%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements/Fees Paid Indirectly (1), (2), (3), (4)	1.11%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
(4)	The Funds’ have a fee arrangement with its custodian which provides for custody fees to be reduced by Create/Redeem credits received by the custodian from Authorized Participants.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

809

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$357	$620	$1,373

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be 2 times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

810

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or that the Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

811

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

812

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

813

The Fund intends to reference the following products as Underlying Leveraged ETF:

(1)	Direxion Daily TSLA Bull 2X Shares (NASDAQ: TSLL). Investors can access information about TSLL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from TSLL’s filings with the SEC, is essential for investors to understand TSLL’s operations, investment strategy, and financial prospects. The description of TSLL’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	REX 2X Long Tesla Daily Target ETF (NASDAQ: TSLT). Investors can access information about TSLT, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-23444 and 811-23439. This information, derived from TSLT’s filings with the SEC, is essential for investors to understand TSLT’s operations, investment strategy, and financial prospects. The description of TSLT’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	Leverage Shares 2x Long TSLA Daily ETF (NASDAQ: TSLG). Investors can access information about TSLG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from TSLG’s filings with the SEC, is essential for investors to understand TSLG’s operations, investment strategy, and financial prospects. The description of TSLG’s principal investment strategies as outlined here is directly sourced from its prospectus.
(4)	GraniteShares 2x Long TSLA Daily ETF (NASDAQ: TSLR). Investors can access information about TSLR, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from TSLR’s filings with the SEC, is essential for investors to understand TSLR’s operations, investment strategy, and financial prospects. The description of TSLR’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the automotive industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. TSLR is affiliated with the Fund and both funds are issued under GraniteShares ETF Trust. The Trust and the Adviser have been directly involved in the preparation of the disclosure of TSLR’s publicly available documents. In connection to TSLL, TSLT and TSLG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding TSLL, TSLT, and TSLG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of TSLL, TSLT and TSLG.

814

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH TSLL, TSLT AND TSLG, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH TSLR.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to risks of the automotive industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by the company’s ability to develop and launch new products, the growth of its sales and delivery capabilities, part supplier constraints or delays, consumer demand for electric vehicles and competition from existing and new competitors. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

815

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

816

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

817

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

818

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

819

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. U.S. trade disputes or other disputes with specific countries that could result in additional tariffs, trade barriers and/or investment restrictions in certain securities in those countries.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

820

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

821

Performance:

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31, 2025. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.graniteshares.com or by calling the Fund toll free at 844-476-8747.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.43% (quarter ended September 30, 2025) and the Fund’s lowest quarterly return was -26.29% (quarter ended March 31, 2025). The calendar year-to-date total return of the Fund as of September 30, 2026, was -20.19%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (12/17/2024)
Return Before Taxes	(14.49)%	(17.26)%
Return After Taxes on Distributions	(38.78)%	(40.07)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.06)%	(18.92)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.06%

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

822

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

823

GraniteShares YIELDBOOST TSM ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Taiwan Semiconductor Manufacturing Co Ltd’s ADR (NYSE: TSM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	8.21%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	9.23%
Fee Waiver/Reimbursements (3)	-8.05%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.18%

(1)	Other Expenses are based on actual amounts incurred during the Fund’s fiscal period ended June 30, 2026.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s fiscal year ending June 30, 2027.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

824

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$1,957	$3,641	$7,266

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since the Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if the Fund’s use of derivatives were reflected, the Fund’s portfolio turnover rate would be higher.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

825

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

826

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

827

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

828

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Defiance Daily Target 2X Long TSM ETF (NASDAQ: TSMG). Investors can access information about TSMG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-264478 and 811-23793. This information, derived from TSMG’s filings with the SEC, is essential for investors to understand TSMG’s operations, investment strategy, and financial prospects. The description of TSMG’s principal investment strategies as outlined here is directly sourced from its prospectus.
(2)	Direxion Daily TSM Bull 2X Shares (NASDAQ: TSMX). Investors can access information about TSMX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-150525 and 811-22201. This information, derived from TSMX’s filings with the SEC, is essential for investors to understand TSMX’s operations, investment strategy, and financial prospects. The description of TSMX’s principal investment strategies as outlined here is directly sourced from its prospectus.
(3)	GraniteShares 2x Long TSM Daily ETF (NASDAQ: TSMU). Investors can access information about TSMU, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from TSMU’s filings with the SEC, is essential for investors to understand TSMU’s operations, investment strategy, and financial prospects. The description of TSMU’s principal investment strategies as outlined here is directly sourced from its prospectus.

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in semi-conductor industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. The Trust and the Adviser have been directly involved in the preparation of the disclosure of TSMU’s publicly available documents. In connection to TSMG or TSMX, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding TSMG or TSMX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of TSMG or TSMX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH TSMG OR TSMX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH TSMU.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

829

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

830

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

831

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

832

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

833

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

834

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

835

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: The Fund has not yet completed a full calendar year as of the date of this prospectus and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.graniteshares.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Portfolio Managers: Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception. Jeroen Visser has been portfolio manager of the Fund since September 2026.

836

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

837

GraniteShares YIELDBOOST UBER ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Uber Technologies, Inc.’s common stock (NASDAQ: UBER) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

838

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

839

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

840

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 3: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

841

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(3)	GraniteShares 2x Long UBER Daily ETF (NASDAQ: UBRL). Investors can access information about UBRL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from UBRL’s filings with the SEC, is essential for investors to understand UBRL’s operations, investment strategy, and financial prospects. The description of UBRL’s principal investment strategies as outlined here is directly sourced from its prospectus.

842

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the business services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. The Trust and the Adviser have been directly involved in the preparation of the disclosure of UBRL’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH UBRL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

843

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the business services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by the company’s ability to attract and maintain a certain level of drivers and consumers, its success in investing in new technologies and services, the potential classification of its drivers as employees, changes in the conditions affecting major markets, cyberattacks, its ability to receive additional working capital, governmental regulation changes and risks of legal proceeding. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

844

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

845

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

846

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

847

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

848

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

849

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

850

GraniteShares YIELDBOOST UNH ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on UnitedHealth Group Incorporated’s common stock (NYSE: UNH) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

851

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

852

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

853

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

854

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Leverage Shares 2X Long UNH ETF (NASDAQ: UNHG). Investors can access information about UNHG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from UNHG’s filings with the SEC, is essential for investors to understand UNHG’s operations, investment strategy, and financial prospects. The description of UNHG’s principal investment strategies as outlined here is directly sourced from its prospectus.

855

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the healthcare industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with UNHG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding UNHG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of UNHG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH UNHG, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

856

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare industry. The profitability of companies in the healthcare industry may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time-consuming and costly with no guarantee that any product will come to market. These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

857

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfil these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

858

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

859

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

860

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

861

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

862

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

863

GraniteShares YIELDBOOST UPST ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Upstart Holdings, Inc.’s common stock (NASDAQ: UPST) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

864

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

865

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

866

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

867

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Tradr 2X Long UPST Daily ETF (NASDAQ: UPSX). Investors can access information about UPSX, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-191476 and 811-22894. This information, derived from UPSX’s filings with the SEC, is essential for investors to understand UPSX’s operations, investment strategy, and financial prospects. The description of UPSX’s principal investment strategies as outlined here is directly sourced from its prospectus.

868

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in financial services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with UPSX none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to the fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding UPSX is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of UPSX.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH UPSX, THEIR TRUSTS, AND THEIR SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

869

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

870

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

871

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

872

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

873

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

874

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

875

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

876

GraniteShares YIELDBOOST VRT ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Vertiv Holdings Co.’s common stock (NYSE: VRT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

877

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

878

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

879

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

880

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	GraniteShares 2x Long VRT Daily ETF (NASDAQ: VRTL). Investors can access information about VRTL, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-214796 and 811-2314. This information, derived from VRTL’s filings with the SEC, is essential for investors to understand VRTL’s operations, investment strategy, and financial prospects. The description of VRTL’s principal investment strategies as outlined here is directly sourced from its prospectus.

881

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the industrial machinery industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. The Trust and the Adviser have been directly involved in the preparation of the disclosure of VRTL’s publicly available documents. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

THE FUND, TRUST AND ADVISER ARE AFFILIATED WITH VRTL.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

882

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the industrial machinery industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to the availability and prices of raw materials, components, products and services from third-party suppliers, and such suppliers’ ability to timely deliver the quantities and quality required at reasonable prices could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

883

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

884

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

885

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

886

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

887

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

888

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

889

GraniteShares YIELDBOOST XYZ ETF – Summary

Investment Objective

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Block, Inc.’s common stock (NYSE: XYZ) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	0.08%
Acquired Fund Fees and Expenses (2)	0.03%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver/Reimbursements (3)	0.00%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.10%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses. The amounts are estimated for the Fund’s initial fiscal year.
(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) will not exceed 1.15%. This agreement is effective until December 31, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange-traded funds.

890

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$115	$377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

For more information, see section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts” below.

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

891

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective along with its respective 80% investment policy may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of GraniteShares ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that the Fund’s investment strategy will be properly implemented or pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

An investment in the Fund is not an investment in the Underlying Leveraged ETF

-	The Fund’s strategy will cap its potential gain to the premium received from selling options on the Underlying Leveraged ETF,
-	The Fund’s strategy is exposed to all potential losses if the Underlying Leveraged ETF’s share declines, subject to a potential downside protection if a Put Spread Strategy is used (as defined in the next section). The potential losses may not be offset by the premium received by the Fund,
-	The Fund does not invest directly in the Underlying Leveraged ETF,
-	Fund shareholders are not entitled to any distribution paid by the Underlying Leveraged ETF.

Additional information regarding the Underlying Leveraged ETF is set forth below.

The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. A put spread consists of selling a put option contract while buying a put option contract with the same maturity but a lower strike price. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice the level of income that would be obtained by selling options on the Underlying Stock directly. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1-month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

892

Example 1 – Put Write Strategy - Selling In-the-money Put Option Contract with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.50 premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.50 premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops to $99.50 before expiration.	The $5.50 premium received is equal to the drop in price in the Underlying Leveraged ETF’s share price, resulting in a return of zero.

Case 4: the Underlying Leveraged ETF’s share price drops below $99.50, that is the strike price ($105.00) reduced by the premium received ($5.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 2 – Put Write Strategy - Selling Out-of-the-money Put Options Contracts with a One-week Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an out-of-the-money put option contract with a strike price of $95.00 and a one-week maturity. The Fund receives a $0.50 premium for selling the put option contract.

Case 1: the Underlying Leveraged ETF’s share price increases above $100.00 before expiration.	The Fund would keep the $0.50 premium received but would not participate in the increased in the Underlying Leveraged ETFs’ share price.

Case 2: the Underlying Leveraged ETF’s share price drops below $94.50, that is the strike price ($95.00) reduced by the premium received ($0.50).	The Fund would lose money and be exposed to the drop in the Underlying Leveraged ETF’s share price.

Example 3 – Put Spread Strategy - Selling At-the-money Put Options Contracts and buy an Out-of-the-money Put Options Contracts with both with a One-month Maturity

Assume for simplicity that the Underlying Leveraged ETF’s shares are trading at $100.00 at the time the Fund sells an in-the-money put option contract with a strike price of $105.00 and buy an out-of-the-money put option contract with a strike price of $95.00 both with a one-month maturity. The Fund receives a $5.50 premium for selling the put option contract and pays $0.50 premium for buying the put option contract. Hence the Fund receives a $5.00 net premium.

Case 1: the Underlying Leveraged ETF’s share price increases to $105.00 before expiration.	The Fund would keep the $5.00 net premium received.

Case 2: the Underlying Leveraged ETF’s share price increase exceeded $105.00 before expiration.	The Fund would keep the $5.00 net premium received but would not participate in any of the additional upside.

Case 3: the Underlying Leveraged ETF’s share price drops below $100.00, that is the strike price of the option sold ($105.00) reduced by the net premium received ($5.00) but remains above $95.00 before expiration.	The Fund would lose up to $5.00, which is the difference between the 2 strike levels reduced by the net premium received

Case 4: the Underlying Leveraged ETF’s share price drops below $95.00	The Fund would lose $5.00, which is the difference between the 2 strike levels reduced by the net premium received.

893

The comparison between the Put Write Strategy in Example 1 and the Put Spread Strategy in Example 3, shows that the Put Spread Strategy has a narrower range of outcomes. It has limited participation in a potential increase or decrease in the Underlying Leveraged ETF’s share price.

In examples 1 and 2, if the Underlying Leveraged ETF’s price were to drop to zero, the Fund’s NAV would be equal, before fees and costs, to the value of premium received.

Types of Options Contracts Used by the Fund

As part of the Fund’s strategy, the Fund may buy or sell FLexible EXchange® (“FLEX”) put options contracts that are based on the value of the price returns of the Underlying Leveraged ETF. The Fund will only buy or sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Leveraged ETF) the option at a specified exercise price. The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price (call) or to pay the exercise price upon delivery of the underlying security or currency (put). An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund might use either European or American style options. The Fund intends to primarily utilize European style options.

Swap agreements Used by the Fund

As part of the Fund’s strategy, the Fund may enter into swap agreements with major financial institutions that provide the same exposure as to buying and/or selling put options contracts on the Underlying Leveraged ETF. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. All put options contracts referenced in a swap agreement will be listed for trading on regulated U.S. exchanges.

The swap performance will settle in cash only irrespective of the types of the put options contracts referenced in the swap agreement.

Underlying Leveraged ETF

The Underlying Leveraged ETF seeks daily leverage investment results of 2 times (200%) the daily percentage of the Underlying Stock by entering into swap agreements on the Underlying Stock. The Underlying Leveraged ETF aims to generate 2 times the daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Underlying Leveraged ETF for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Stock over the same period. The Underlying Leveraged ETF will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance increases over a period longer than a single day.

The Fund intends to initially reference the following products as Underlying Leveraged ETF:

(1)	Leverage Share 2x Long XYZ Daily ETF (NASDAQ: XYZG). Investors can access information about XYZG, including its prospectus and the most recent shareholder reports, online through the SEC’s website, using Registration Statement Nos. 333-271700 and 811-23872. This information, derived from XYZG’s filings with the SEC, is essential for investors to understand XYZG’s operations, investment strategy, and financial prospects. The description of XYZG’s principal investment strategies as outlined here is directly sourced from its prospectus.

894

The Fund may reference additional products as Underlying Leveraged ETF as market and liquidity develop.

Due to the Underlying Leveraged ETF’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the financial services industry.

This document relates only to the securities offered hereby and does not relate to the Underlying Leveraged ETF or the Underlying Stock. The Fund has derived all disclosures contained in this document regarding the Underlying Leveraged ETF from publicly available documents. In connection with XYZG, none of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to either fund. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding XYZG is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Leveraged ETF have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the Underlying Leveraged ETF could affect the value received with respect to your Shares and therefore the value of your Shares.

The Fund, the Trust, the Adviser, and their respective affiliates do not provide any representation regarding the performance of XYZG.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH XYZG, ITS TRUSTS, AND ITS SERVICE PROVIDERS.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

The Underlying Leveraged ETF Risk. The Fund invests in options contracts that are based on the value of the Underlying Leveraged ETF shares. This subjects the Fund to certain of the same risks as if it owned shares of the Underlying Leveraged ETF, even though it may not. By virtue of the Fund’s investments in options contracts that are based on the value of the Underlying Leveraged ETF shares, the Fund may also be subject to the following risks:

Effects of Compounding and Market Volatility Risk — The Underlying Leveraged ETF shares’ performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is likely to differ from 200% of the Underlying Stock’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Underlying Leveraged ETF is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Underlying Leveraged ETF.

895

Leverage Risk — The Underlying Leveraged ETF obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Underlying Leveraged ETF is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. This means that an investment in the Underlying Leveraged ETF will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Underlying Leveraged ETF could lose an amount greater than its net assets in the event of an Underlying Stock decline of more than 50%.

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Underlying Leveraged ETF to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Underlying Leveraged ETF from achieving its investment objective.

Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Underlying Leveraged ETF losing money or not being able to meet its daily leveraged investment objective.

Underlying Stock Risk: Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Indirect Investments in the Underlying Leveraged ETF – Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Leveraged ETF but will be subject to declines in the performance of the Underlying Leveraged ETF. Although the Fund invests in the Underlying Leveraged ETF only indirectly, the Fund’s investments are subject to loss as a result of these risks.

896

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds, interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Leveraged ETF and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Leveraged ETF. Selling put options exposes the Fund to the risk of potential loss if the market value of the Underlying Leveraged ETF falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of “rolling” may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. and generate specific risks.

Affiliated Fund Risk. In managing the Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

897

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Leveraged ETF share changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF share price. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF share will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Leveraged ETF share price.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

898

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

899

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

900

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (the Underlying Leveraged ETF), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of the derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in the derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent the Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

901

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fixed Income Securities Risk. The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

Investments in Fixed Income Securities may also involve the following risks, depending on the instrument involved:

-	Asset-Backed/Mortgage-Backed Securities Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments.
-	Credit Risk – An investment in the Fund also involves the risk that the issuer of a Fixed Income Security that the Fund holds will fail to make timely payments of interest or principal or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Fund’s return.
-	Event Risk – Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
-	Extension Risk – Payment on the loans underlying Fixed Income Securities held by the Fund may be made more slowly when interest rates are rising.
-	Interest Rate Risk – Generally, the value of Fixed Income Securities will change inversely with changes in interest rates. As interest rates rise, the market value of Fixed Income Securities tends to decrease. Conversely, as interest rates fall, the market value of Fixed Income Securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Very low or negative interest rates may magnify interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
-	Prepayment Risk – When interest rates are declining, issuers of Fixed Income Securities held by the Fund may prepay principal earlier than scheduled.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Updated performance information, when available, will be available online at www.graniteshares.com or by calling 844-476-8747.

Portfolio Managers: Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser have been portfolio managers of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

902

ADDITIONAL INFORMATION ABOUT THE

FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective

GraniteShares YieldBOOST 20Y+ Treasuries ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the ICE U.S. Treasury 20+ Year Bond Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST AAPL ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Apple Inc.’s common stock (NASDAQ: AAPL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST ADBE ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Adobe Inc.’s common stock (NASDAQ: ADBE) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST AMD ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Advanced Micro Devices, Inc.’s common stock (NASDAQ: AMD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST AMZN ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Amazon.com Inc.’s common stock (NASDAQ: AMZN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST APP ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on AppLovin Corporation’s common stock (NASDAQ: APP) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

903

GraniteShares YieldBOOST ARM ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Arm Holdings plc’s ADR (NASDAQ: ARM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST ASML ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on ASML Holdings NV’s ADR (NASDAQ: ASML) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST AVGO ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Broadcom Inc.’s common stock (NASDAQ: AVGO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST BABA ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Alibaba Group Holding Limited’s ADR (NYSE: BABA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Biotech ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the S&P Biotechnology Select Industry Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Bitcoin ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on bitcoin (the “Underlying Asset”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

904

GraniteShares YieldBOOST BRKB ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Berkshire Hathaway Inc.’s class B common stock (NYSE: BRK.B) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST China ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the FTSE China 50 Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST COIN ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Coinbase Global, Inc.’s Class A common stock (NASDAQ: COIN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST CRCL ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Circle Internet Group, Inc.’s common stock (NYSE: CRCL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST CRWD ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on CrowdStrike Holdings Inc.’s common stock (NASDAQ: CRWD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST CRWV ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on CoreWeave, Inc.’s common stock (NASDAQ: CRWV) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

905

GraniteShares YieldBOOST DJT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Trump Media & Technology Group Corp.’s common stock (NASDAQ: DJT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Ether ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on ether (the “Underlying Asset”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Asset (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Financials ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Financial Select Sector Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Gold Miners ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on the NYSE Arca Gold Miners Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST GOOGL ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Alphabet Inc. Class A (NASDAQ: GOOGL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST HIMS ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Hims & Hers Health, Inc.’s common stock (NYSE: HIMS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

906

GraniteShares YieldBOOST HOOD ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Robinhood Markets, Inc.’s common stock (NASDAQ: HOOD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST INTC ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Intel Corporation’s common stock (NASDAQ: INTC) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST IONQ ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on IonQ, Inc.’s commons share (NYSE: IONQ) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST LCID ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Lucid Group, Inc.’s common stock (NASDAQ: LCID) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST LLY ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Eli Lilly and Company’s commons share (NYSE: LLY) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST MARA ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on MARA Holdings Inc.’s common stock (NASDAQ: MARA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST META ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Meta Platforms, Inc.’s common stock Class A (NASDAQ: META) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

907

GraniteShares YieldBOOST MRVL ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Marvell Technology, Inc.’s common stock (NASDAQ: MRVL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST MSFT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Microsoft Corporation’s common stock (NASDAQ: MSFT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST MSTR ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Strategy Inc.’s common stock (NASDAQ: MSTR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST MU ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Micron Technology Inc.’s common stock (NASDAQ: MU) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST NBIS ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Nebius Group NV’s common stock (NASDAQ: NBIS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST NFLX ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Netflix, Inc.’s common stock (NASDAQ: NFLX) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

908

GraniteShares YieldBOOST NVDA ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on NVIDIA Corporation’s common stock (NASDAQ: NVDA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST NVO ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Novo Nordisk A/S’s ADR (NYSE: NVO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST OKLO ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Oklo Inc.’s common stock (NYSE: OKLO) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST ORCL ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Oracle Corporation’s common stock (NYSE: ORCL) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST PANW ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Palo Alto Networks, Inc.’s common stock (NASDAQ: PANW) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST PDD ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on PDD Holdings Inc.’s ADR (NYSE: PDD) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

909

GraniteShares YieldBOOST PLTR ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Palantir Technologies Inc.’s common stock (NASDAQ: PLTR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST QBTS ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on D-Wave Quantum Inc.’s common stock (NASDAQ: QBTS) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST QQQ ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Nasdaq-100® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST QUBT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Quantum Computing Inc.’s common stock (NASDAQ: QUBT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST RBLX ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Roblox Corporation’s common stock (NYSE: RBLX) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST RDDT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Reddit, Inc.’s common stock (NYSE: RDDT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

910

GraniteShares YieldBOOST RGTI ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Rigetti Computing, Inc. (NASDAQ: RGTI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST RIOT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Riot Platforms, Inc.’s common stock (NASDAQ: RIOT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST RIVN ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Rivian Automotive, Inc.’s common stock (NASDAQ: RIVN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Semiconductor ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the NYSE Semiconductor Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Small Cap ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Russell 2000® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST SMCI ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Super Micro Computer Inc.’s common stock (NASDAQ: SMCI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

911

GraniteShares YieldBOOST SMR ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on NuScale Power Corporation’s common stock (NYSE: SMR) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST SOFI ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on SoFi Technologies, Inc.’s common stock (NASDAQ: SOFI) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST SOUN ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on SoundHound AI, Inc.’s common stock (NASDAQ: SOUN) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST SPY ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the S&P 500® Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST Technology ETF

The Fund’s primary investment objective is to achieve 3 times (300%) the income generated from selling options on the Technology Select Sector Index (the “Underlying Index”) by selling options on leveraged exchange-traded funds designed to deliver 3 times (300%) the daily performance of the Underlying Index (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST TEM ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Tempus AI, Inc.’s common stock (NASDAQ: TEM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST TSLA ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Tesla, Inc.’s common stock (NASDAQ: TSLA) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

912

GraniteShares YieldBOOST TSM ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Taiwan Semiconductor Manufacturing Company Limited’s ADR (NYSE: TSM) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST UBER ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Uber Technologies, Inc.’s common stock (NASDAQ: UBER) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST UNH ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on UnitedHealth Group Incorporated’s common stock (NYSE: UNH) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST UPST ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Upstart Holdings, Inc.’s common stock (NASDAQ: UPST) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

GraniteShares YieldBOOST VRT ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Vertiv Holdings Co.’s common stock (NYSE: VRT) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

913

GraniteShares YieldBOOST XYZ ETF

The Fund’s primary investment objective is to achieve 2 times (200%) the income generated from selling options on Block, Inc.’s common stock (NYSE: XYZ) (the “Underlying Stock”) by selling options on leveraged exchange-traded funds designed to deliver 2 times (200%) the daily performance of the Underlying Stock (the “Underlying Leveraged ETF”). The Fund’s secondary investment objective is to gain exposure to the performance of the Underlying Leveraged ETF, subject to a cap on potential investment gains. A downside protection may be implemented which could affect the net income level.

PRINCIPAL INVESTMENT STRATEGIES

GraniteShares YieldBOOST 20Y+ Treasuries ETF, GraniteShares YieldBOOST Biotech ETF, GraniteShares YieldBOOST China ETF, GraniteShares YieldBOOST Financials ETF, GraniteShares YieldBOOST QQQ ETF, GraniteShares YieldBOOST Semiconductor ETF, GraniteShares YieldBOOST Small Cap ETF, GraniteShares GraniteShares YieldBOOST SPY ETF and GraniteShares YieldBOOST Technology ETF.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 3 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be three times the level of the Underlying Index’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, three times the premium generated by selling options on the Underlying Index. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Index.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be three times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

GraniteShares YieldBOOST Gold Miners ETF

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Index. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Index. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

914

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

GraniteShares YieldBOOST Bitcoin ETF and GraniteShares YieldBOOST Ether ETF

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Asset. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Asset’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Asset. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Asset.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Asset. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

GraniteShares YieldBOOST AAPL ETF, GraniteShares YieldBOOST ADBE ETF, GraniteShares YieldBOOST AMD ETF, GraniteShares YieldBOOST AMZN ETF, GraniteShares YieldBOOST APP ETF, GraniteShares YieldBOOST ARM ETF, GraniteShares YieldBOOST ASML ETF, GraniteShares YieldBOOST AVGO ETF, GraniteShares YieldBOOST BABA ETF, GraniteShares YieldBOOST BRKB ETF, GraniteShares YieldBOOST COIN ETF, GraniteShares YieldBOOST CRCL ETF, GraniteShares YieldBOOST CRWD ETF, GraniteShares YieldBOOST CRWV ETF, GraniteShares YieldBOOST DJT ETF, GraniteShares YieldBOOST GOOGL ETF, GraniteShares YieldBOOST HIMS ETF, GraniteShares YieldBOOST HOOD ETF, GraniteShares YieldBOOST INTC ETF, GraniteShares YieldBOOST IONQ ETF, GraniteShares YieldBOOST LCID ETF, GraniteShares YieldBOOST LLY ETF, GraniteShares YieldBOOST MARA ETF, GraniteShares YieldBOOST META ETF, GraniteShares YieldBOOST MRVL ETF, GraniteShares YieldBOOST MSFT ETF, GraniteShares YieldBOOST MSTR ETF, GraniteShares YieldBOOST MU ETF, GraniteShares YieldBOOST NBIS ETF, GraniteShares YieldBOOST NFLX ETF, GraniteShares YieldBOOST NVDA ETF, GraniteShares YieldBOOST NVO ETF, GraniteShares YieldBOOST OKLO ETF, GraniteShares YieldBOOST ORCL ETF, GraniteShares YieldBOOST PANW ETF, GraniteShares YieldBOOST PDD ETF, GraniteShares YieldBOOST PLTR ETF, GraniteShares YieldBOOST QBTS ETF, GraniteShares. YieldBOOST QUBT ETF, GraniteShares YieldBOOST RBLX ETF, GraniteShares YieldBOOST RDDT ETF, GraniteShares YieldBOOST RGTI ETF, GraniteShares YieldBOOST RIOT ETF, GraniteShares YieldBOOST RIVN ETF, GraniteShares. YieldBOOST SMCI ETF, GraniteShares YieldBOOST SMR ETF, GraniteShares YieldBOOST SOFI ETF, GraniteShares YieldBOOST SOUN ETF, GraniteShares YieldBOOST TEM ETF, GraniteShares YieldBOOST TSLA ETF, GraniteShares YieldBOOST TSM ETF, GraniteShares YieldBOOST UBER ETF, GraniteShares YieldBOOST UNH ETF, GraniteShares YieldBOOST UPST ETF, GraniteShares YieldBOOST VRT ETF and GraniteShares YieldBOOST XYZ ETF

915

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions by selling put options on the Underlying Leveraged ETF, which provides exposure to 2 times the daily performance of the Underlying Stock. It is expected that the implied volatility on the Underlying Leveraged ETF to be twice the level of the Underlying Stock’s implied volatility and selling options on the Underlying Leveraged ETF to generate, over the same time horizon and for the same strike levels, twice the premium generated by selling options on the Underlying Stock. The premium received by the Fund from selling options will be distributed at least partially before the maturity of the options. This allows the Fund to make distributions on a weekly basis even if the options sold have longer maturity (such as monthly maturity for instance). This approach may result in the distributions being treated fiscally as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”). There is no guarantee that the Fund will generate twice the level of premium that would be generated by selling options on the Underlying Stock.

The Fund is subject to the losses from the Underlying Leveraged ETF, which would likely be two times the losses compared to the Underlying Stock. In case a Put Spread Strategy (as defined under the section “The Fund’s Use of the Underlying Leveraged ETF Derivatives Contracts”) is implemented, the Fund may benefit from a limited downside protection against a negative price variation in the Underlying Leveraged ETF. Such protection will negatively affect the Fund’s overall income level. A put spread strategy with a narrow spread (the difference between the strikes of the put option sold and put option bought) may provide better protection but will have a higher negative impact on the Fund’s income level. A put spread strategy with a large spread will provide a lower protection but may have less negative impact on the Fund’s income level.

The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivatives contracts that utilize the Underlying Leveraged ETF as their reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

There is no guarantee that each Fund’s investment strategy will be properly implemented or that each Fund will pay weekly distributions, and an investor may lose some or all of its investment. Even when the Fund makes a distribution it could be fiscally treated as return of capital (see “Distribution Risk” under the section “Principal Risks of Investing in the Fund”).

Each Fund’s NAV is dependent on the value of the Fund’s options contracts and swaps on options contracts, which are based principally upon the price of its Underlying Leveraged ETF, and the time remaining until the expiration date of the options contracts.

Each Fund will adopt a Put Spread Strategy and a Put Write Strategy:

-	Put Spread Strategy: The Fund will enter in put spread options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which the Fund will receive a net premium. Buying a put option contract results in a cost that negatively affects the Fund’s income level. It is unlikely for a put spread strategy to generate twice or three times the level of income that would be obtained by selling options on the underlying asset directly. The Fund’s participation in a potential increase in the price of the Underlying Leveraged ETF only applies if the Fund sells in-the-money put options contracts. The Fund’s protection against a potential decrease in the price of the Underlying Leveraged ETF only applies if it falls below the strike price of the option contract bought by the Fund. The put options contracts sold by the Fund may vary in regard to their strike price from 0 to 15% above the then-current price of the Leveraged ETF. The put options contracts bought by the Fund will have a lower strike price, ranging from 50% out-of-the-money to at-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates.

-	Put Write Strategy: The Fund will sell put options contracts, either directly or through swap contracts, on the Underlying Leveraged ETF and for which it will receive a premium. The put options contracts sold by the Fund may vary in regard to their strike prices from 40% out-of-the-money to 15% in-the-money. The put options sold and bought by the Fund will generally have 1- month or less expiration dates. The Adviser will primarily employ this put write strategy when it believes that the share price of its Underlying Leveraged ETF is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news).

916

The Fund’s cash balance may be invested in the following instruments: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements; (5) repurchase transactions, which are transactions under which the purchaser (i.e., the Fund) acquires securities and the seller agrees, at the time of the sale, to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period, and/or; (6) US equities listed on a national security exchange, sovereign fixed income securities with a credit rating at least equal to the United States Federal Government, or corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade for the purposes of entering into swap agreements with the Fund’s swap counterparties, and/or; (7) and in the securities of one or more ETFs designed to provide exposure to short-term investments, including the GraniteShares Short Term Box ETF (“LBOX”), which is advised by GraniteShares Advisors LLC, the Fund’s investment adviser. LBOX is an actively managed ETF that seeks to generate a short-term, fixed-income-like return through a market-neutral strategy involving simultaneous long and short synthetic options positions (known as “box spreads”) on exchange-listed reference assets.

Generally, each Fund is fully exposed to the downward movements of its Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. Each Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of its Underlying Leveraged ETF’s decline.

The Funds may sell or buy FLexible EXchange® (“FLEX”) put options contracts as well as enter into swap contracts providing a similar exposure to buying and/or selling put options contracts. The following provides an overview of the core concepts:

Put Options Overview:

Buyer of a Put Option: Pays for the right to sell an underlying asset (like an ETF) at a fixed, predetermined price.

Seller of a Put Option (e.g., a Fund): Collects a premium and commits to potentially buying the underlying asset if the buyer exercises its option.

Profit and Loss Scenarios for put options contracts sold by the Funds and held at maturity:

-	Underlying Leveraged ETF share price rises above the strike price (profitable): The Fund would either close out the position profitably or retain the premium without any additional liability.
-	Underlying Leveraged ETF share price remains at the strike price (breakeven): If the Underlying Leveraged ETF share price remains at the strike price, the option remains at-the-money. In this case, the Fund would either close out the position (with no material gain or loss), or the transaction would result in no settlement, and the Fund would retain the premium with no additional liability.
-	Underlying Leveraged ETF share price drops below the strike price (potentially unprofitable): The Fund would need to pay the difference between the strike price and the current Underlying Leveraged ETF share price. This could potentially negate some of the premium received, or lead to a net loss, which could be substantial.

Valuation and Regulation:

The Funds will use the market value of their derivatives when checking compliance with the 1940 Act and related rules.

Since the Funds’ options are exchange-traded, they will be valued using a mark-to-market method. If market prices are not accessible, the Funds will rely on fair value pricing as set by the Board.

917

Additional Concepts:

At-the-money put options: The strike price equals the current market price of the Underlying Leveraged ETF’s shares.

In-the-money put options: The strike price is more favorable than the current market price of the Underlying Leveraged ETF’s shares.

Out-of-the-money put options: The strike price is less favorable than the current market price of the Underlying Leveraged ETF’s shares.

Expiration: Options must be exercised or traded by a certain date; otherwise, they lapse.

Time Decay: The option’s value declines over time, benefiting the seller (here, a Fund). If all other factors are constant, this decreasing value could mean potential profit for the seller.

Terminology:

Current Income: The extrinsic value of a sold put option.

Potential Income: The potential profit if the value of the Underlying Leveraged ETF’s shares rises.

Example: Imagine the price of Underlying Leveraged ETF’s shares is $200. A put option with a strike price of $205 is sold for $60. The difference between the strike price and the price of the Underlying Leveraged ETF’s share is $5 (in-the-money amount). The remaining $55 (the $60 put price minus the $5 in-the-money amount) represents the extrinsic value. Here, the current income is $55, and the potential income is $5. If the price of the Underlying Leveraged ETF’s share is $205 or more when the option matures, the Fund gains the full $60. If the price of the Underlying Leveraged ETF’s share remains at $200 when the option matures, the Fund makes only $55.

Principal Risks of Investing in the Funds

Underlying Leveraged ETF used by the GraniteShares YieldBOOST 20Y+ Treasuries ETF.

Concentration Risk — The ICE U.S. Treasury 20+ Year Bond Index has a significant portion of its value in U.S. Government Securities. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the ICE U.S. Treasury 20+ Year Bond Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries.

U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the U.S. Treasury or the full faith and credit of the United States. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST AAPL ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the computer and information technology sector. The value of stocks of computer technology companies and companies that rely heavily on computer technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many computer technology companies have limited product lines, markets, financial resources or personnel. The prices of computer technology companies and companies that rely heavily on computer technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Computer technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the computer technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

918

Underlying Leveraged ETF used by the GraniteShares YieldBOOST ADBE ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST AMD ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The risks of investments in the semiconductor industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductor industry may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST AMZN ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the online retail company industry. Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

919

Underlying Leveraged ETF used by the GraniteShares YieldBOOST APP ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST ARM ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST ASML ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST AVGO ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

920

Underlying Leveraged ETF used by the GraniteShares YieldBOOST BABA ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the online retail company industry. Companies that operate in the online marketplace and retail segments are subject to fluctuating consumer demand. Unlike traditional brick and mortar retailers, online marketplaces and retailers must assume shipping costs or pass such costs to consumers. Consumer access to price information for the same or similar products may cause companies that operate in the online marketplace and retail segments to reduce profit margins in order to compete. Due to the nature of their business models, companies that operate in the online marketplace and retail segments may also be subject to heightened cyber security risk, including the risk of theft or damage to vital hardware, software and information systems. The loss or public dissemination of sensitive customer information or other proprietary data may negatively affect the financial performance of such companies to a greater extent than traditional brick and mortar retailers. As a result of such companies being web-based and the fact that they process, store, and transmit large amounts of data, including personal information, for their customers, failure to prevent or mitigate data loss or other security breaches, including breaches of vendors’ technology and systems, could expose companies that operate in the online marketplace and retail segments or their customers to a risk of loss or misuse of such information, adversely affect their operating results, result in litigation or potential liability, and otherwise harm their businesses.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Biotech ETF.

Industry Concentration Risk — The S&P Biotechnology Select Industry Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the S&P Biotechnology Select Industry Index. As a result, Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the S&P Biotechnology Select Industry Index had 165 constituents which had a median market capitalization of $5.1 billion, total market capitalizations ranging from $340.0 million to $378.10 billion and were concentrated in the healthcare sector, the GICS sector in which the biotechnology industry is included.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Bitcoin ETF.

Bitcoin Futures Investing Risk — The Underlying Leveraged ETF is indirectly exposed to the risks of investing in bitcoin through its investments in bitcoin futures contracts. Bitcoin is a new and highly speculative investment. The risks associated with bitcoin include the following:

-	Bitcoin is a new technological innovation with a limited history. There is no assurance that usage of bitcoin will continue to grow. A contraction in use of bitcoin may result in increased volatility or a reduction in the price of bitcoin, which could adversely impact the value of the Underlying Leveraged ETF. The bitcoin network was launched in January 2009, platform trading in bitcoin began in 2010, and bitcoin futures trading began in 2017, each of which limits a potential shareholder’s ability to evaluate an investment in the Underlying Leveraged ETF.

-	The Underlying Leveraged ETF’s investments in bitcoin futures contracts are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks. The price of bitcoin is impacted by numerous factors, including:

○	The total and available supply of bitcoin, including the possibility that a small group of early bitcoin adopters hold a significant proportion of the bitcoin that has thus far been created and that sales of bitcoin by such large holders may impact the price of bitcoin;
○	Global bitcoin demand, which is influenced by the growth of retail merchants’ and commercial businesses’ acceptance of bitcoin as payment for goods and services, the security of online digital asset trading platforms and public bitcoin addresses that hold bitcoin, the perception that the use and holding of bitcoin is safe and secure, the lack of regulatory restrictions on their use, and the reputation regarding the use of bitcoin for illicit purposes;
○	The fact that bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the bitcoin network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin;

921

○	Global bitcoin supply, which is influenced by similar factors as global bitcoin demand, in addition to fiat currency (i.e., government currency not backed by an asset such as gold) needs by miners and taxpayers who may liquidate bitcoin holdings to meet tax obligations;
○	Investors’ expectations with respect to the rate of inflation of fiat currencies and deflation of bitcoin;
○	Foreign exchange rates between fiat currencies and digital assets such as bitcoin;
○	Interest rates;
○	The continued operation of digital asset trading platforms in the United States and foreign jurisdictions, including their regulatory status, trading and custody policies, and cyber security;
○	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in bitcoin;
○	Regulatory measures, if any, that restrict the use of bitcoin as a form of payment or the purchase or sale of bitcoin, including measures that restrict the direct or indirect participation in the bitcoin market by financial institutions or the introduction of bitcoin instruments;
○	The maintenance and development of the open-source software protocol of the bitcoin network;
○	Increased competition from other cryptocurrencies and digital assets, including forks of the bitcoin network;
○	Developments in the information technology sector;
○	Global or regional political, economic or financial events and situations;
○	Investor or bitcoin network participant sentiments on the value or utility of bitcoin; and
○	The dedication of mining power to the Bitcoin Network and the willingness of bitcoin miners to clear bitcoin transactions for relatively low fees.

Underlying Leveraged ETF used by GraniteShares YieldBOOST BRKB ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services sector and the insurance industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST China ETF.

Country Concentration Risk — The FTSE China 50 Index has a significant portion of its value in Chinese companies currently trading on the Hong Kong Stock Exchange. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the FTSE China 50 Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Although the economy of China has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the People’s Republic of China (“China” or the “PRC”) government. Due to PRC government economic reforms during the last 30 years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms. As of September 30, 2026, the FTSE China 50 Index constituents had a median market capitalization of 16.1 billion, total market capitalizations ranging from $1.6 billion to $142.1 billion and banks represented the largest sector with 26% of the index. The FTSE China 50 Index is rebalanced and reviewed quarterly.

922

Underlying Leveraged ETF used by the GraniteShares YieldBOOST COIN ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the digital asset and finance services industries. Such companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies typically face intense competition and could be negatively affected by new entrants into the market, especially those located in markets with lower production costs. Competitors in the digital payments space include financial institutions and well-established payment processing companies. In addition, many companies engaged in these businesses store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Online digital asset trading platforms currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is a significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some digital asset-related companies and could severely impact the viability of these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers.

Underlying Leveraged ETF used by GraniteShares YieldBOOST CRCL ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and service industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability, including, but are not limited to competitive pressures, such as aggressive pricing, technological developments, cyclical market patterns, changing domestic demand, the ability to attract and retain skilled employees, and dependence on intellectual property rights and potential loss or impairment of those rights. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Software and service industry companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Leveraged ETF’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST CRWD ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST CRWV ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the computer software industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by competition in the microprocessor market, reliance on third-party manufacturers, the company’s ability to develop new products, losses of significant customers, changes in customer demand for its products, risks associated with defective products, political, legal and economic risks affecting the company’s global operations. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

923

Underlying Leveraged ETF used by the GraniteShares YieldBOOST DJT ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the interactive media and services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to the following factors: industry competition, increasing governmental regulation, the ability to keep pace with technological advancement and scrutiny by public bodies. Technological innovations may reduce the utility of products and services of companies in the communication services sector and render them less competitive or obsolete over time. These companies may need to commit substantial capital investment to deal with increasing competition and to keep pace with technological enhancement in order to remain competitive. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Ether ETF.

Ether Investing Risk: The Underlying Leveraged ETF is indirectly exposed to the risks of investing in ether through its investments in ether futures contracts. Ether is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ether may be the result of speculation. Consequently, the value of ether has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments. A significant portion of ether is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether and these holders may have the ability to manipulate the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying Leveraged ETF could decline significantly and without warning, including to zero.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, ether futures, and the Underlying Leveraged ETF.

Finally, the creation of a “fork” (as described in the Fund’s principal investment strategy) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether, ether futures, and the Underlying Leveraged ETF. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

924

Ether Futures Investing Risk: The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts.

Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit the Underlying Leveraged ETF’s ability to achieve its desired exposure to ether futures contracts. If the Underlying Leveraged ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Underlying Leveraged ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Underlying Leveraged ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like ether futures may be considered aggressive and may expose the Underlying Leveraged ETF to significant risks. These risks include counterparty risk and liquidity risk.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, the Underlying Leveraged ETF may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective.

In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether. To the extent the Underlying Leveraged ETF is invested in back-month ether future contracts, the performance of the Underlying Leveraged ETF should be expected to deviate more significantly from the performance of ether. Moreover, price differences between ether and ether futures will expose the Underlying Leveraged ETF to risks different from, and possibly greater than, the risks associated with investing directly in ether, including larger losses or smaller gains.

Cost of Futures Investment Risk: When an ether futures contract is nearing expiration, the Underlying Leverage ETF will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a ether futures contract with a later expiration date. When rolling futures contracts that are in contango, the Underlying Leveraged ETF would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling ether futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether futures have historically experienced extended periods of contango. Contango in the ether futures market may have a significant adverse impact on the performance of the Underlying Leveraged ETF and may cause ether futures and the Underlying Leveraged ETF to underperform spot ether. Both contango and backwardation would reduce the Underlying Leveraged ETF’s correlation to spot ether and may limit or prevent the Underlying Leveraged ETF from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Underlying Leveraged ETF invests in back-month futures contracts.

Ether Futures Capacity Risk: If the Underlying Leveraged ETF’s ability to obtain exposure to ether futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the ether futures market, a disruption to the ether futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Underlying Leveraged ETF’s futures commission merchants (“FCMs”), the listing exchanges or the CFTC, the Underlying Leveraged ETF may or may not be able to achieve its investment objective and may experience significant losses.

925

In such circumstances, the Underlying Leverage ETF’s advisor may take such action as it believes appropriate and in the best interest of the Underlying Leverage ETF. Any disruption in the Underlying Leveraged ETF’s ability to obtain leveraged exposure to ether futures contracts may cause the Underlying Leveraged ETF’s performance to deviate from its investment objective.

Additionally, the ability of the Underlying Leveraged ETF to obtain leveraged exposure to ether futures contracts is limited by certain tax rules that limit the amount the Underlying Leveraged ETF can invest in its wholly-owned subsidiary as of the end of each tax quarter. As a result, the Underlying Leverage ETF may or may not be able to obtain leveraged exposure consistent with its investment objective and may or may not meet its investment objective on the last business day of each tax quarter (e.g., April 30, 2025, July 31, 2025, October 31, 2025, January 30, 2026). Exceeding this amount on such dates would have tax consequences.

Commodity Regulatory Risk. The Underlying Leveraged ETF’s use of commodities futures subject to regulation by the CFTC has caused the Underlying Leveraged ETF to be classified as a “commodity pool” and this designation requires that the Underlying Leveraged ETF comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Underlying Leveraged ETF’s investment decisions may need to be modified, and commodity contract positions held by the Underlying Leveraged ETF may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Underlying Leveraged ETF to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Underlying Leveraged ETF is impossible to predict, but could be substantial and adverse to the Underlying Leveraged ETF.

Digital Asset Industry Risk: The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of ether, which fell 31% from May 1, 2022, to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in ether and related derivatives took place on FTX-related venues, the company’s collapse nonetheless contributed to a significant decline in the price of ether, which fell 18% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Ethereum Network, could similarly negatively impact the price of ether, and thereby the ether futures contracts held by the Underlying Leveraged ETF.

Digital Asset Regulatory Risk: Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of ether futures contracts or the Underlying Leveraged ETF’s shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of ether, mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum Network, or the digital asset markets generally. Such occurrences could also impair the Underlying Leveraged ETF’s ability to meet its investment objective pursuant to its investment strategy.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Underlying Leveraged ETF is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Underlying Leveraged ETF may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Underlying Leveraged ETF invested the proceeds of the reverse repurchase agreement.

Subsidiary Investment Risk: Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Leveraged ETF and its wholly-owned Cayman subsidiary are organized, respectively, could result in the inability of the Underlying Leveraged ETF to operate as intended and could negatively affect the Underlying Leveraged ETF and its shareholders (such as the Fund). The Underlying Leveraged ETF’s Cayman subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act.

926

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Financials ETF.

Industry Concentration Risk — The Financial Select Sector Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Financial Select Sector Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Financial Select Sector Index was comprised of 76 constituents which had a median total market capitalization of $44.55 billion, total market capitalizations ranging from $45.6 billion to $1.13 trillion. The Financial Select Sector Index is rebalanced quarterly.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Gold Miners ETF.

Industry Concentration Risk — The NYSE Arca Gold Miners Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the NYSE Arca Gold Miners Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the NYSE Arca Gold Miners Index had 35 constituents, which had an average market capitalization of $45.3 billion, total market capitalizations ranging from $750 million to $78.7 billion. The NYSE Arca Gold Miners Index is rebalanced quarterly.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST GOOGL ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by changes in advertising revenues, increased competition and ability to retain users and customers, its ability to enforce the company’s intellectual property rights, manufacturing and supply chain risks, global market conditions, cyber-attacks and changes in regulatory oversight. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST HIMS ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare providers and services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to changing economic conditions, evolving patient demographics, and fluctuations in demand for healthcare services. Profitability in this industry is often dependent on reimbursement rates from government programs and private payors, as well as the ability to manage operational costs effectively. Changes in healthcare regulations and policies, including those related to insurance coverage and reimbursement, can materially impact the industry. Companies in the healthcare providers and services industry are subject to extensive and frequently changing government regulation, which may affect the scope of their activities, the rates they can charge for services, and their compliance costs. Additionally, the industry faces risks related to litigation, operational disruptions, and evolving technologies that may alter traditional service delivery models. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST HOOD ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the investment banking and brokerage industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock operates in a heavily regulated and supervised environment. The impact interpretation, and enforcement of new rules can have major impacts on its operations. The Underlying Stock has material exposure to market, credit, and liquidity risks. The Underlying Stock relies on complex systems, and its inability to operate them accurately and timely could materially impact its ability to operate. The Underlying Stock may be significantly affected by stock and bank trading activity, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.

927

Underlying Leveraged ETF used by the GraniteShares YieldBOOST INTC ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the semiconductor industry. The risks of investments in the semiconductor industry include: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; their research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. The semiconductor industry may also be affected by risks that affect the broader technology sector, including government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST IONQ ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on the Underlying Stock, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for the Underlying Stock’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that the Underlying Stock may experience difficulties collecting accounts receivable, sales and demand for the Underlying Stock’s products may decrease, and the Underlying Stock’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST LCID ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks of the automotive sector. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock has a limited operating history and evaluating its prospects is difficult. The Underlying Stock has incurred net losses each year since its inception and is expected to suffer substantial losses in the coming future. It has limited control over substantial costs associated with its operations. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance.

928

Underlying Leveraged ETF used by the GraniteShares YieldBOOST LLY ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare sector and pharmaceutical industry. The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

The profitability of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST MARA ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on the Underlying Stock, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for the Underlying Stock’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that the Underlying Stock may experience difficulties collecting accounts receivable, sales and demand for the Underlying Stock’s products may decrease, and the Underlying Stock’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

929

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Halving. While bitcoin prices have historically increased around halving events (a process designed to control the overall supply and reduce the risk of inflation in bitcoin, which uses a proof-of-work consensus algorithm and results in the mining reward being cut in half), there is no guarantee that the price change will be favorable or would compensate for the reduction in mining rewards. If a corresponding and proportionate increase in the price of bitcoin does not follow future halving events, the revenue the Underlying Stock earns from its bitcoin mining operations would see a decrease, which could have a material adverse effect on the Underlying Stock’s results of operations and financial condition.

Hash Rate and Difficulty. As demand for bitcoin has increased, the global network hash rate (i.e., the aggregate amount of computing power devoted to supporting the bitcoin blockchain at a given time) has increased rapidly, and as greater adoption of bitcoin occurs, it is expected that demand for new bitcoin will likewise increase as more mining companies are drawn into the industry by this increased demand. Further, as a greater number of increasingly powerful miners have been deployed, the network difficulty for bitcoin has consequently also increased. A high difficulty means that more computing power will be required in order to solve a block and earn a new bitcoin reward, which, in turn, makes the bitcoin network more secure by limiting the possibility of one miner or mining pool gaining control of the network. Therefore, as new and existing miners deploy additional hash rate, the global network hash rate will continue to increase, meaning a miner’s share of the global network hash rate (and therefore its chance of earning bitcoin rewards) will decline if it fails to deploy additional hash rate at pace with the industry. If an effort to grow the hash rate results in the inability to complete planned expansions on schedule and within anticipated cost estimates, deployment of newly purchased miners may be delayed, which could affect its competitiveness and results of operation, which could have a material adverse effect on the Underlying Stock’s financial condition and market price for its securities.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST META ETF.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the social media and computer programming industry. Such companies provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies in the social media and computer programming industries may not prove to be successful.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST MRVL ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

930

Underlying Leveraged ETF used by the GraniteShares YieldBOOST MSFT ETF.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST MSTR ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the software and information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Halving. While bitcoin prices have historically increased around halving events (a process designed to control the overall supply and reduce the risk of inflation in bitcoin, which uses a proof-of-work consensus algorithm and results in the mining reward being cut in half) there is no guarantee that the price change will be favorable or would compensate for the reduction in mining rewards. If a corresponding and proportionate increase in the price of Bitcoin does not follow future halving events, the revenue the Underlying Stock earns from its bitcoin mining operations would see a decrease, which could have a material adverse effect on the Underlying Stock’s results of operations and financial condition.

931

Hash Rate and Difficulty. As demand for bitcoin has increased, the global network hash rate (i.e., the aggregate amount of computing power devoted to supporting the bitcoin blockchain at a given time) has increased rapidly, and as greater adoption of bitcoin occurs, it is expected that demand for new bitcoin will likewise increase as more mining companies are drawn into the industry by this increased demand. Further, as a greater number of increasingly powerful miners have been deployed, the network difficulty for bitcoin has consequently also increased. A high difficulty means that more computing power will be required in order to solve a block and earn a new bitcoin reward, which, in turn, makes the bitcoin network more secure by limiting the possibility of one miner or mining pool gaining control of the network. Therefore, as new and existing miners deploy additional hash rate, the global network hash rate will continue to increase, meaning a miner’s share of the global network hash rate (and therefore its chance of earning bitcoin rewards) will decline if it fails to deploy additional hash rate at pace with the industry. If an effort to grow the hash rate, results in the inability to complete planned expansions on schedule and within anticipated cost estimates, deployment of newly purchased miners may be delayed, which could affect its competitiveness and results of operation, which could have a material adverse effect on the Underlying Stock’s financial condition and market price for its securities.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST MU ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST NBIS ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on the Underlying Stock, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for the Underlying Stock’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that the Underlying Stock may experience difficulties collecting accounts receivable, sales and demand for the Underlying Stock’s products may decrease, and the Underlying Stock’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

932

Underlying Leveraged ETF used by the GraniteShares YieldBOOST NFLX ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to to the risks of the software and information technology as well as the entertainment industries. The software and information technology industry is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The entertainment industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the entertainment industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the entertainment industry. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST NVDA ETF.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by the Underlying Stock’s ability to identify new products, technologies or services, global competition and business conditions, its dependence on third-party product manufacturers, product defect issues, cybersecurity breaches, and customer concentration. The Underlying Stock may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST NVO ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare sector and pharmaceutical industry. The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time-consuming and costly with no guarantee that any product will come to market.

The profitability of pharmaceutical companies is highly dependent on the development, procurement and marketing of drugs and the development, protection and exploitation of intellectual property rights and other proprietary information. These companies may be significantly affected by the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. Research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant and may not be successful. Many pharmaceutical companies face intense competition from new products and less costly generic products, which may make it difficult to raise the prices of their products and may result in price discounting. In addition, the process for obtaining regulatory approval from the U.S. Food and Drug Administration or other governmental regulatory authorities is long and costly and there is no assurance that the necessary approvals will be obtained or maintained by these companies.

933

These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments.

The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST OKLO ETF.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of industrials sector and the electrical equipment industries. The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Underlying Stock’s portfolio securities and the performance of the Fund. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST ORCL ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST PANW ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

934

Underlying Leveraged ETF used by the GraniteShares YieldBOOST PDD ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the business services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to any general economic, business or industry conditions that cause customers or potential customers to reduce or delay their purchases of business services or other products could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST PLTR ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST QBTS ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST QQQ ETF.

Industry Concentration Risk — The Nasdaq-100® index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Nasdaq-100® index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Nasdaq-100® index had a significant portion of its value in issuers in the information technology (68%) and consumer discretionary (15%) sectors.

935

Underlying Leveraged ETF used by the GraniteShares YieldBOOST QUBT ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock

Underlying Leveraged ETF used by the GraniteShares YieldBOOST RBLX ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the communication services and the entertainment industries. The performance of companies in the communication services industry may be affected by (without limitation) the following factors: industry competition, increasing governmental regulation, the ability to keep pace with technological advancement and scrutiny by public bodies. Technological innovations may reduce the utility of products and services of companies in the communication services sector and render them less competitive or obsolete over time. These companies may need to commit substantial capital investment to deal with increasing competition and to keep pace with technological enhancement in order to remain competitive. The entertainment industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the entertainment industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the entertainment industry. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST RDDT ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

936

Underlying Leveraged ETF used by the GraniteShares YieldBOOST RGTI ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the electronic data processing industry. Any data breaches, unauthorized access, data loss due to system malfunctions, cyberattacks, privacy violations, data integrity issues, system outages, hardware failures, software vulnerabilities, human error, and power disruptions; essentially, any threat that could compromise the confidentiality, integrity, or availability of stored or processed data could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST RIOT ETF.

Underlying Stock Risk: The Underlying Stock’s business is highly competitive and operates 24 hours a day, 7 days a week, on a global basis. The primary drivers of competition are demand for bitcoin, sufficient capital resources to acquire large quantities of high-quality miners, the ability to secure these miners from a limited number of suppliers on rapid delivery schedules, and the ability to execute on those miner deployments with the best-in-class mining infrastructure to generate the highest returns while incurring the lowest costs to mine. RIOT’s inability to maintain or improve market share versus its competitors could negatively impact its financial results. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes investors to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis.

Bitcoin Halving. While bitcoin prices have historically increased around halving events (a process designed to control the overall supply and reduce the risk of inflation in bitcoin, which uses a proof-of-work consensus algorithm and results in the mining reward being cut in half) there is no guarantee that the price change will be favorable or would compensate for the reduction in mining rewards. If a corresponding and proportionate increase in the price of bitcoin does not follow future halving events, the revenue the Underlying Stock earns from its bitcoin mining operations would see a decrease, which could have a material adverse effect on the Underlying Stock’s results of operations and financial condition.

Hash Rate and Difficulty. As demand for bitcoin has increased, the global network hash rate (i.e., the aggregate amount of computing power devoted to supporting the bitcoin blockchain at a given time) has increased rapidly, and as greater adoption of bitcoin occurs, it is expected that demand for new bitcoin will likewise increase as more mining companies are drawn into the industry by this increased demand. Further, as a greater number of increasingly powerful miners have been deployed, the network difficulty for bitcoin has consequently also increased. A high difficulty means that more computing power will be required in order to solve a block and earn a new bitcoin reward, which, in turn, makes the bitcoin network more secure by limiting the possibility of one miner or mining pool gaining control of the network. Therefore, as new and existing miners deploy additional hash rate, the global network hash rate will continue to increase, meaning a miner’s share of the global network hash rate (and therefore its chance of earning bitcoin rewards) will decline if it fails to deploy additional hash rate at pace with the industry. If an effort to grow the hash rate results in the inability to complete planned expansions on schedule and within anticipated cost estimates, deployment of newly purchased miners may be delayed, which could affect its competitiveness and results of operation, which could have a material adverse effect on the Underlying Stock’s financial condition and market price for its securities.

937

Underlying Leveraged ETF used by the GraniteShares YieldBOOST RIVN ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks of the automotive sector. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock has a limited operating history and evaluating its prospects is difficult. The Underlying Stock has incurred net losses each year since its inception and is expected to suffer substantial losses in the future. It has limited control over substantial costs associated with its operations. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Semiconductor ETF.

Industry Concentration Risk — The NYSE Semiconductor Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the NYSE Semiconductor Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of August 21, 2025, the NYSE Semiconductor Index was comprised of 30 constituents which had a median market capitalization of $74.3 billion, and capitalizations ranging from $12.5 billion to $5.4 trillion and were concentrated in the semiconductor industry, which is included in the information technology sector with exposure to companies involved in artificial intelligence and big data. The NYSE Semiconductor Index is rebalanced quarterly and reconstituted annually.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Small Cap ETF.

Industry Concentration Risk — The Russell 2000® Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Russell 2000® Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Russell 2000® Index consisted of 1,974 holdings, which had a median market capitalization of $1.1 billion, total market capitalizations ranging from $340 million to $12.6 billion and were concentrated in the healthcare, and industrials sectors. The Russell 2000® Index is reconstituted annually and enhanced by initial public offerings quarterly.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST SMCI ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections.

938

Underlying Leveraged ETF used by the GraniteShares YieldBOOST SMR ETF.

Underlying Stock Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of industrials sector and electrical equipment industries. The electrical equipment industry can be significantly affected by general economic trends, including employment, economic growth, interest rates, and changes in commodity prices. Electrical equipment companies are subject to the risks of technical obsolescence, and their profitability may be affected by government regulation and spending, import controls and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. These factors may result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST SOFI ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the consumer finance industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to changes in economic conditions, demand for consumer loans, and refinancing activity. Profitability can be largely dependent on the availability and cost of capital and the rate of consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the consumer finance industry. Companies in the consumer finance industry are subject to extensive government regulation, which can change frequently and may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain, or may affect them in other ways that are unforeseeable. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST SOUN ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by significant customer losses, its inability to develop and implement new technologies, its reliance on third-party distributors and platforms, cybersecurity attacks, its inability to protect its intellectual property rights and global laws and regulations affecting privacy, data protection and technology protections. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST SPY ETF.

Industry Concentration Risk — The S&P 500® index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the S&P 500® index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the S&P 500® index consisted of 503 constituents, which had an average total market capitalization of $136.1 billion, total market capitalizations ranging from $4.2 billion to $4.3 trillion and were concentrated in the information technology sector. The S&P 500® index is rebalanced quarterly.

939

Underlying Leveraged ETF used by the GraniteShares YieldBOOST Technology ETF.

Industry Concentration Risk — The Technology Select Sector Index may have a significant portion of its value in issuers in an industry or group of industries. The Underlying Leveraged ETF will allocate its investments to approximately the same extent as the Technology Select Sector Index. As a result, the Underlying Leveraged ETF may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of September 30, 2026, the Technology Select Sector Index was comprised of 84 constituents with a median market capitalization of $77.0 billion, total market capitalizations ranging from $11.9 billion to $5.2 trillion and were concentrated in the information technology sector. The Technology Select Sector Index is rebalanced quarterly.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST TEM ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the information technology and computer programming industries. The information technology industry includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property, and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. Companies in the computer programming industry provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Additionally, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Furthermore, the business models employed by the companies are in the computer programming industries. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST TSLA ETF.

Industry Concentration Risk — The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to risks of the automotive industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by the company’s ability to develop and launch new products, the growth of its sales and delivery capabilities, part supplier constraints or delays, consumer demand for electric vehicles and competition from existing and new competitors. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST TSM ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the semiconductor industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the semiconductor industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

940

Underlying Leveraged ETF used by the GraniteShares YieldBOOST UBER ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the business services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Underlying Stock performance may be affected by the company’s ability to attract and maintain a certain level of drivers and consumers, its success in investing in new technologies and services, the potential classification of its drivers as employees, changes in the conditions affecting major markets, cyberattacks, its ability to receive additional working capital, governmental regulation changes and risks of legal proceeding.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST UNH ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the healthcare industry. The profitability of companies in the healthcare industry may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time-consuming and costly with no guarantee that any product will come to market. These companies may be adversely affected by government regulation and changes in reimbursement rates from third-party payors, such as Medicare, Medicaid and other government-sponsored programs, private health insurance plans and health maintenance organizations. The profitability of these companies may be dependent on a relatively limited number of products. Additionally, their products can become obsolete due to industry innovation, changes in technologies or other market developments. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST UPST ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

941

Underlying Leveraged ETF used by the GraniteShares YieldBOOST VRT ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the industrial machinery industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to the availability and prices of raw materials, components, products and services from third-party suppliers, and such suppliers’ ability to timely deliver the quantities and quality required at reasonable prices could have a material adverse effect on our company, its prospects and financial performance. Worldwide economic conditions could have an effect on the demand for our company’s services and products and could result in declining revenue and earnings. General economic declines or a softening of the economy make it more likely that our company may experience difficulties collecting accounts receivable, sales and demand for our company’s products may decrease, and our company’s operating results may be adversely affected. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters.

Underlying Leveraged ETF used by the GraniteShares YieldBOOST XYZ ETF.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Underlying Leveraged ETF’s performance, is subject to the risks of the financial services industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The Underlying Stock performance may be affected by system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the financial services sector and the insurance industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Underlying Stock is subject to general market risks that can negatively impact its revenue and viability including, but not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk, embargoes, tariffs, sanctions, other trade barriers and the risk of natural disasters. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Counterparty Risk (All Funds): Each Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by a Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of a Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of a Fund might not be fully protected in the event of the clearing member’s bankruptcy, as a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults a Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If a Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

942

In addition, a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction (including repurchase transaction) with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk (All Funds): The Funds’ derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of the Funds’ transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact such Fund’s after-tax returns.

In addition, each Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For each of the Funds, the value of the options contracts in which the Fund invests is substantially influenced by the value of the applicable Underlying Leveraged ETF. Selling put options exposes the Funds to the risk of potential loss if the market value of its Underlying Leveraged ETF falls below the strike price before the option expires. The Funds may experience substantial downside from specific option positions and certain option positions held by a Fund may expire worthless. The options held by the Funds are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Funds will be determined based on market quotations or other recognized pricing methods. Additionally, the Fund’s practice of rolling may cause the Fund to experience losses if the expiring contracts do not generate proceeds enough to cover the costs of entering into new options contracts. Further, if an option is exercised, the seller (writer) of a put option is obligated to purchase the underlying asset at the strike price, which can result in significant financial and regulatory obligations for the Fund if the market value of the asset has fallen substantially. Furthermore, when the Fund seeks to trade out of puts, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The swap agreements may reference standardized exchange-traded, FLEX, European Style or American Style put options contracts that are based on the values of the price returns of the Underlying Leveraged ETF. that generate specific risks.

943

Affiliated Fund Risk. In managing each Fund, the Adviser has the ability to select the Underlying Leveraged ETF and substitute the Underlying Leveraged ETF with other ETFs that it believes will achieve the Fund’s objective. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Leveraged ETF and substituting the Underlying Leveraged ETF with other ETFs because the fees paid to the Adviser by some Underlying Leveraged ETF may be higher than the fees charged by other Underlying Leveraged ETF. Unaffiliated Underlying Leveraged ETF do not pay fee to the Adviser.

Distribution Risk. As part of the Funds’ investment objectives, the Funds seek to provide current weekly income. There is no assurance that the Funds will make a distribution in any given week. If a Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. Each Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the applicable Exchange, and may be traded on U.S. exchanges other than the applicable Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Funds as they seek to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of a Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the applicable Exchange at a market price that may be below, at or above a Fund’s NAV. Trading in Shares on the applicable Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the applicable Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the applicable Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Leveraged ETF’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, a Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

944

High Portfolio Turnover Risk. The Funds may actively and frequently trade all or a significant portion of the securities in their portfolio. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Funds due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Funds, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for each Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to sell an illiquid security at an unfavorable time or price, such Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with the applicable Underlying Leveraged ETF. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Funds.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. In managing each Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objective.

Money Market Instrument Risk. The Funds may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If a Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by a Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

New Fund Risk. Each Fund is recently organized with no or limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions. There can be no assurance that the Funds will grow to or maintain an economically viable size.

Non-Diversification Risk. Because each Fund is “non-diversified,” a Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause a Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on such Fund’s performance.

945

Operational Risk. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a Fund’s ability to meet its investment objective. Although the Funds and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Price Participation Risk. Each Fund employs an investment strategy that includes the sale of in-the-money put options contracts, which limits the degree to which the Fund will participate in increases in value experienced by its reference Underlying Leveraged ETF over the Call Period. This means that if the Underlying Leveraged ETF experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Leveraged ETF over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the reference Underlying Leveraged ETF over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Leveraged ETF over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the reference Underlying Leveraged ETF. The degree of participation in the Underlying Leveraged ETF gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put options contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the reference Underlying Leveraged ETF, changes in interest rates, changes in the actual or perceived volatility of the Underlying Leveraged ETF and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the reference Underlying Leveraged ETF changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Leveraged ETF. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Leveraged ETF will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the reference Underlying Leveraged ETF.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Leveraged ETF and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 10% in-the-money put options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Leveraged ETF will be capped at 10% for that month. However, over a longer period (e.g., a three-month period), the Fund should not be expected to participate fully in the first 30% (i.e., 3 months x 10%) of the positive price returns of the Underlying Leveraged ETF, or the Fund may even lose money, even if the Underlying Leveraged ETF share price has appreciated by at least that much over such period, if during any particular month or months over that period the Underlying Leveraged ETF had a return less than 10%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

If, for example, the Fund were to sell 5% out-of-the-money put options having a one-week term, the Fund’s downward protection against the negative price returns of the Underlying Leveraged ETF will be capped at 5% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to be protected fully in the first 25% (i.e., 4 weeks x 5%) of the negative price returns of the Underlying Leveraged ETF, and the Fund may lose money, even if the Underlying Leveraged ETF share price has appreciated over such period, if during any particular week or weeks over that period the Underlying Leveraged ETF share price had decreases by more than 5%. This example illustrates that both the Fund’s protection against the negative price returns of the Underlying Leveraged ETF and its returns will depend not only on the price of the Underlying Leveraged ETF but also on the path that the Underlying Leveraged ETF takes over time.

946

Under both cases the Fund may be fully exposed to the downward movements of the Underlying Leveraged ETF, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Underlying Leveraged ETF’s decline.

Put Spread Strategy Risk. Similarly to a put writing strategy (see relevant risk factor), a put spread strategy will subject the Fund’s performance to path dependency.

Option Market Liquidity Risk. The trading activity in the option market of the Underlying Leveraged ETF may be limited and the option contracts may trade at levels significantly different from their economic value. The lack of liquidity may negatively affect the ability of the Fund to achieve its investment objective. This risk may increase if the portfolio turnover is elevated, for instance because of frequent changes in the number of Shares outstanding, and if the net asset value of the Underlying Leveraged ETF is modest.

Concentration Risk. To the extent that the Underlying Leveraged ETF concentrates its investments in a particular industry, the Fund will be subject to the risks associated with that industry.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Significant market volatility and market downturns may limit the Funds’ ability to obtain exposure on options on the Underlying Leveraged ETFs, and the Funds’ activity may exacerbate the market volatility and downturn. Under such circumstances, a Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact a Fund’s returns on those days and periods inclusive of those days. Alternatively, a Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its NAV) or at times that result in differences between the price such Fund receives for the security and the market closing price of the security. Under those circumstances, a Fund’s ability to track the applicable Underlying Leveraged ETF is likely to be adversely affected, the market price of Shares may reflect a greater premium or discount to NAV and bid-ask spreads in Shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment vehicle which diversifies risk or the market generally. The value of the Fund, which focuses on an individual Underlying Leveraged ETF, may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

947

Tax Risk. The Funds intend to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, each Fund will attempt to ensure that the value of derivatives it holds is never 25% of the total value of Fund assets at the close of any quarter. If a Fund’s investments in derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC. In addition, for a given Fund, the distributions received by the Fund from the Underlying Leveraged ETF may generate “bad income” that could prevent such Fund from meeting the “Income Requirement” of Subchapter M of the Code, which may cause the Fund to fail to qualify as a RIC.

Investing in U.S. Equities Risk. Investing in U.S. issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to the U.S. Certain changes in the U.S., such as a weakening of the U.S. economy or a decline in its financial markets, may have an adverse effect on U.S. issuers.

Affiliated ETFs Risk: The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. It is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of the ETF. Shareholders of the Fund are subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

Box Spread ETF Risk. The Fund may invest in LBOX, an affiliated ETF advised by GraniteShares Advisors LLC, the Fund’s investment adviser, that employs a market-neutral box spread strategy to generate short-term, fixed-income-like returns. Box spread positions involve simultaneous long and short synthetic options positions on the same reference asset and are structured to capture an implied financing rate. While box spreads are designed to be market-neutral and to generate a return approximating prevailing short-term interest rates, they are subject to execution risk, counterparty risk with respect to the options positions, and the risk that the implied financing rate embedded in the box spread diverges from prevailing market rates in periods of market stress. The Fund’s investments in LBOX are made pursuant to Section 12(d)(1)(G) of the 1940 Act, which imposes no percentage-of-assets limits on the Fund’s investment in an exchange-traded fund. Accordingly, the Fund could, at any time, hold a material allocation in LBOX. The Fund’s adviser faces a conflict of interest in allocating Fund assets to an affiliated fund such as LBOX; see “Affiliated ETFs Risk.”

Fixed Income Securities Risk: The market value of Fixed Income Securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding Fixed Income Securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed Income Securities are also subject to credit risk.

U.S. Government and U.S. Agency Obligations Risk. The Funds may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Funds at www.graniteshares.com. Among other things, this website includes each Fund’s prospectus and Statement of Additional Information (“SAI”), and includes the Funds’ holdings, the Funds’ last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. The Funds’ annual and semi-annual reports contain complete listings of each Fund’s portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. Each Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. The Funds’ annual and semi-annual reports are filed with the SEC within 60 days of the end of the reporting period and the Fund’s monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the GraniteShares Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in each Fund’s SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

948

Fund Management

Adviser

GraniteShares Advisors LLC, the investment adviser to Funds, is a Delaware limited liability company located at 250 Broadway, 24th Floor, New York, New York 10007. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the portfolio management of the Funds, subject to the supervision of the Board of the GraniteShares Trust. For its services, the Adviser receives a fee that is equal to 0.99% per annum of the average daily net assets of each Fund, in each case calculated daily and paid monthly.

Although each Fund is responsible for its own operating expenses, the Adviser has entered into an Expense Limitation Agreement with each Fund. Under this Expense Limitation Agreement, the Adviser has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act)) will not exceed 1.15% of each Fund’s average daily net assets. This Expense Limitation Agreement is effective until December 31, 2027, and it may be terminated before the date only by the Board. Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed.

The Adviser is a wholly owned subsidiary of GraniteShares, Inc., a Delaware corporation. The Adviser has been a registered investment adviser since 2017. As of September 30, 2026, the Adviser had US$ 10,500 million in total assets under management.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with respect to each Fund is available in the Funds’ Form N-CSR dated June 30, 2026.

Portfolio Managers

Jeff Klearman has been Portfolio Manager at GraniteShares since 2017. Mr. Klearman has over 20 years of experience working as a trader, structurer, marketer and researcher. Most recently, Mr. Klearman was the Chief Investment Officer for Rich Investment Services, a company which created, listed and managed ETFs. Prior to Rich Investment Services, Mr. Klearman headed the New York Commodities Structuring desk at Deutsche Bank AG. From 2004 to 2007, Mr. Klearman headed the marketing and structuring effort for rates-based structured products at BNP Paribas in New York. Mr. Klearman worked at AIG Financial Products from 1994 to 2004 trading rates-based volatility products as well as marketing and structuring. Mr. Klearman received his MBA in Finance from NYU Stern School of Business and his Bachelor of Science in Chemical Engineering from Purdue University.

Ryan Dofflemeyer has been portfolio manager at GraniteShares since September 2024. Mr. Dofflemeyer has over 20 years of experience working as a portfolio manager and trader for ETFs and mutual funds. Most recently, Mr. Dofflemeyer was a Senior Portfolio Manager for Vident Asset Management where he provided ETF sub-advisory services including fund management and trading across a variety of global equities and derivatives-based strategies. Prior to Vident Asset Management, Mr. Dofflemeyer was at ProShares ETFs from 2003 to 2020 where he headed the desks responsible for managing their leveraged and inverse global equities, commodities, and VIX futures ETFs. Mr. Dofflemeyer received his MBA from the University of Maryland Robert H. Smith School of Business and his Bachelor of Arts from the University of Virginia.

Jeroen Visser has been Portfolio Manager at GraniteShares since 2026. Mr. Visser has over 20 years of experience working as a financial professional, trading and structuring transactions in derivatives in Delta One and Securities Finance. Most recently, Mr. Visser was a Managing Director at Cantor Fitzgerald Prime Services. Prior to Cantor Fitzgerald, Mr. Visser traded reversals and conversion option strategies at ED&F Man Capital (now Marex) for 2 years and from 2007 until 2018 worked at ABN AMRO Bank in New York, where in his last role he managed the Alternative Balance Sheet Financing (Delta One) desk. Mr. Visser worked at Fortis Bank in Amsterdam from 1998 until 2007 as a trader in the Global Securities Lending and Arbitrage group. Mr. Visser has an MSc degree in International Finance and Accounting from the London School of Economics and an MSc degree in Econometrics from the University of Amsterdam.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

949

Buying and Selling Shares

The Funds issue and redeem shares at net asset value only in a large specified number of shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 10,000 shares and is acquired by “Authorized Participants” which are market makers, broker dealers and/or large institutional investors that have entered into an agreement with ALPS Distributors, Inc., the distributor of each Fund’s shares (“ADI” or the “Distributor”). Only Authorized Participants may acquire shares (aggregated in Creation Units) directly from a Fund, and only Authorized Participants may tender their shares for redemption directly to a Fund. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer at a market price. Fund shares are listed for secondary trading on the NASDAQ and can be bought and sold throughout the trading day like other publicly traded securities. The NASDAQ is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the Fund’s portfolio holdings are traded are closed for a limited period of time. If the Fund is unable to obtain sufficient exposure to the Underlying Leveraged ETF due to the limited availability of necessary investments or financial instruments, the Fund may, among other things, fail to meet its investment objective or incur increased transaction costs. If creations are suspended, or the Fund’s ability to issue additional Creation Units is otherwise adversely affected, the Fund’s shares could trade at a significant premium or discount to their net asset value, or the bid-ask spread of the Fund’s shares could widen significantly, as the arbitrage mechanism that typically keeps secondary market prices in line with the Fund’s NAV would be impaired. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and incur increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). Market prices of Fund shares may deviate significantly from the value of a Fund’s underlying portfolio holdings (as reflected in the NAV per share) during periods of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. It cannot be predicted whether Fund shares will trade below, at, or above their NAV. An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). In addition, when buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NASDAQ (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of a Fund’s portfolio securities or other instruments is based on market prices of the securities or other instruments, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security or other instrument’s market price is not readily available or does not otherwise accurately reflect the fair value of the security or other instrument, the security or other instrument will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security or other instrument in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security or other instrument is principally traded but prior to the close of the NASDAQ (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security or other instrument has been suspended or halted. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

950

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other instrument will materially differ from the value that could be realized upon the sale of the security or other instrument. This may result in a difference between the Fund’s performance and the performance of the Underlying Leveraged ETF.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds.

Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Frequent Redemptions and Purchases of Fund Shares

Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of a Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem each Fund’s shares directly with the Fund. To the extent these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.

Dividends, Distributions, and Taxes

Fund Distributions

Dividends from net investment income, if any, are declared and paid at least annually by the Each Fund. Each Fund also intends to distribute net realized capital gains, if any, to its shareholders at least annually. Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code, and to avoid a federal excise tax imposed on RICs.

Dividend Reinvestment Service

Brokers may make available to their customers who own a Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund purchased in the secondary market.

951

Federal Income Tax Information

The following is a summary of some important U.S. federal income tax issues that affect each Fund and its shareholders. The summary is based on current U.S. federal income tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of a Fund, or the tax consequences of an investment in a Fund’s shares. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, a 401(k) or other tax-advantaged account. More information about U.S. federal income taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

Federal Income Tax Status of the Funds. Each Fund is treated as a separate entity for U.S. federal income tax purposes, and intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Internal Revenue Code. As long as a Fund qualifies as a RIC, it pays no U.S. federal income tax on the earnings it distributes to shareholders.

Federal Income Tax Status of Distributions:

●	Each Fund will, for each year, distribute substantially all of its net investment income and net capital gains.

●	Distributions reported by a Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

●	A Fund’s strategies may limit its ability to distribute dividends eligible for qualified dividend income treatment for noncorporate shareholders and the dividends-received deduction for corporate shareholders.

●	Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at reduced maximum rates.

●	If a Fund’s distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain if you hold your shares as a capital asset. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.

●	Taxable dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.

952

●	A Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.

●	Distributions paid in January but declared by a Fund in October, November or December of the previous year to shareholders of record in one of those months may be taxable to you in the previous year.

●	A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, return of capital, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as distributions of net capital gain to the shareholder with respect to such shares.

Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. This 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions, sale proceeds and certain capital gain dividends paid to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions, sale proceeds and certain capital gain dividends paid to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. Recently issued proposed Treasury Regulations, however, generally eliminate such withholding on gross proceeds, which include certain capital gains distributions and sale proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A Fund or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Purchases and Redemptions of Creation Units. An authorized purchaser having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging authorized purchaser’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An authorized purchaser who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging authorized purchaser’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that an authorized purchaser who does not mark-to-market its holdings may not be permitted to currently deduct losses upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

953

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state, local and foreign tax on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Distribution of Fund Shares

ALPS Distributors, Inc. (the “Distributor”) is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by a Fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by a Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the applicable Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information

Information on the daily NAV per share of each Fund can be found at www.graniteshares.com. Additionally, information regarding how often the shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available at www.graniteshares.com. Any such information represents past performance and cannot be used to predict future results.

Fund Service Providers

Brown Brothers Harriman & Co. (“BBH”) is the custodian and transfer agent for the Funds. BBH is located at 50 Post Office Square, Boston, MA 02110-1548.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, is the administrator for the Funds.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, is the distributor for the Funds.

Tait Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm. Tait Weller & Baker LLP has been appointed by the Board to audit the annual financial statements of the Funds.

954

Financial Highlights

GraniteShares YieldBOOST 20Y+ Treasuries ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period May 4, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.41)
Total from investment operations	(0.35)

DISTRIBUTIONS:
From net investment income	(0.05)
From return of capital	(0.19)
Total distributions	(0.24)

NET (DECREASE) IN NET ASSET VALUE	(0.59)
NET ASSET VALUE, END OF PERIOD	$24.41
TOTAL RETURN(b)	(1.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$732

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	14.42	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.49	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

955

GraniteShares YieldBOOST AMD ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period September 15, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.32
Net realized and unrealized gain	5.05
Total from investment operations	5.37

DISTRIBUTIONS:
From net investment income	(3.17)
From return of capital	(11.36)
Total distributions	(14.53)

NET (DECREASE) IN NET ASSET VALUE	(9.16)
NET ASSET VALUE, END OF PERIOD	$15.84
TOTAL RETURN(b)	30.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,185

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.12	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

956

GraniteShares YieldBOOST AMZN ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period September 15, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.31
Net realized and unrealized loss	(2.77)
Total from investment operations	(2.46)

DISTRIBUTIONS:
From net investment income	(0.34)
From return of capital	(6.95)
Total distributions	(7.29)

NET (DECREASE) IN NET ASSET VALUE	(9.75)
NET ASSET VALUE, END OF PERIOD	$15.25
TOTAL RETURN(b)	(10.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$3,203

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	2.80	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.17	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

957

GraniteShares YieldBOOST BABA ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period October 20, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized loss	(5.44)
Total from investment operations	(5.33)

DISTRIBUTIONS:
From net investment income	(0.11)
From return of capital	(9.98)
Total distributions	(10.09)

NET (DECREASE) IN NET ASSET VALUE	(15.42)
NET ASSET VALUE, END OF PERIOD	$9.58
TOTAL RETURN(b)	(30.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$671

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	5.09	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.02	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

958

GraniteShares YieldBOOST Biotech ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period May 4, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain	0.24
Total from investment operations	0.30

DISTRIBUTIONS:
From net investment income	(0.26)
From return of capital	(1.93)
Total distributions	(2.19)

NET (DECREASE) IN NET ASSET VALUE	(1.89)
NET ASSET VALUE, END OF PERIOD	$23.11
TOTAL RETURN(b)	1.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$693

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	14.95	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.50	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

959

GraniteShares YieldBOOST Bitcoin ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		For the Period
		May 12, 2025
	For the	(Commencement of
	Year Ended	Operations) to
	June 30, 2026	June 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$24.78	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.35	0.07
Net realized and unrealized gain/(loss)	(6.90)	1.91
Total from investment operations	(6.55)	1.98

DISTRIBUTIONS:
From net investment income	(0.32)	(2.20)
From return of capital	(12.37)	–
Total distributions	(12.69)	(2.20)

NET (DECREASE) IN NET ASSET VALUE	(19.24)	(0.22)
NET ASSET VALUE, END OF PERIOD	$5.54	$24.78
TOTAL RETURN(b)	(43.74)%	8.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$11,577	$4,957

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.22%	10.77	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15%	1.15	%(c)
Ratio of net investment income to average net assets	2.68%	2.08	%(c)
Portfolio turnover rate	0%	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

960

GraniteShares YieldBOOST Coin ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period July 28, 2025 (Commencement of Operations) to June 30, 2026*
NET ASSET VALUE, BEGINNING OF PERIOD	$150.00

INCOME FROM OPERATIONS:
Net investment income(a)	1.16
Net realized and unrealized loss	(54.28)
Total from investment operations	(53.12)

DISTRIBUTIONS:
From net investment income	(1.48)
From return of capital	(77.36)
Total distributions	(78.84)

NET (DECREASE) IN NET ASSET VALUE	(131.96)
NET ASSET VALUE, END OF PERIOD	$18.04
TOTAL RETURN(b)	(59.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$21,108

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.14	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.11	%(c)
Ratio of net investment income to average net assets	2.63	%(c)
Portfolio turnover rate	0%

*	The Fund had a 1 for 6 reverse stock split after the close of business June 1, 2026. See Note 1 in the accompanying Notes to Financial Statements
(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

961

GraniteShares YieldBOOST CRCL ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 27, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(1.64)
Total from investment operations	(1.58)

DISTRIBUTIONS:
From net investment income	(0.07)
From return of capital	(3.80)
Total distributions	(3.87)

NET (DECREASE) IN NET ASSET VALUE	(5.45)
NET ASSET VALUE, END OF PERIOD	$19.55
TOTAL RETURN(b)	(7.69)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$978

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	12.27	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.50	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

962

GraniteShares YieldBOOST CRWV ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 13, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized loss	(0.83)
Total from investment operations	(0.76)

DISTRIBUTIONS:
From net investment income	(0.07)
From return of capital	(4.10)
Total distributions	(4.17)

NET (DECREASE) IN NET ASSET VALUE	(4.93)
NET ASSET VALUE, END OF PERIOD	$20.07
TOTAL RETURN(b)	(3.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$602

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	12.95	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.36	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

963

GraniteShares YieldBOOST Ether ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 27, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(3.00)
Total from investment operations	(2.94)

DISTRIBUTIONS:
From net investment income	(0.06)
From return of capital	(2.23)
Total distributions	(2.29)

NET (DECREASE) IN NET ASSET VALUE	(5.23)
NET ASSET VALUE, END OF PERIOD	$19.77
TOTAL RETURN(b)	(12.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$593

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	14.90	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.50	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

964

GraniteShares YieldBOOST Financials ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period May 4, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain	1.15
Total from investment operations	1.21

DISTRIBUTIONS:
From net investment income	(0.98)
Total distributions	(0.98)

NET INCREASE IN NET ASSET VALUE	0.23
NET ASSET VALUE, END OF PERIOD	$25.23
TOTAL RETURN(b)	4.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$757

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	14.21	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.44	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

965

GraniteShares YieldBOOST Gold Miners ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 17, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.26
Net realized and unrealized loss	(0.14)
Total from investment operations	0.12

DISTRIBUTIONS:
From net investment income	(0.27)
From return of capital	(11.19)
Total distributions	(11.46)

NET (DECREASE) IN NET ASSET VALUE	(11.34)
NET ASSET VALUE, END OF PERIOD	$13.66
TOTAL RETURN(b)	(3.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$7,374

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.45	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.22	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

966

GraniteShares YieldBOOST HIMS ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period December 1, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.13
Net realized and unrealized loss	(10.47)
Total from investment operations	(10.34)

DISTRIBUTIONS:
From net investment income	(0.16)
From return of capital	(7.45)
Total distributions	(7.61)

NET (DECREASE) IN NET ASSET VALUE	(17.95)
NET ASSET VALUE, END OF PERIOD	$7.05
TOTAL RETURN(b)	(48.59)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$775

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	6.28	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.33	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

967

GraniteShares YieldBOOST HOOD ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period September 29, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.20
Net realized and unrealized loss	(8.00)
Total from investment operations	(7.80)

DISTRIBUTIONS:
From net investment income	(0.22)
From return of capital	(11.29)
Total distributions	(11.51)

NET (DECREASE) IN NET ASSET VALUE	(19.31)
NET ASSET VALUE, END OF PERIOD	$5.69
TOTAL RETURN(b)	(44.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$7,000

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.37	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.48	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

968

GraniteShares YieldBOOST IONQ ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 3, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.18
Net realized and unrealized loss	(5.22)
Total from investment operations	(5.04)

DISTRIBUTIONS:
From net investment income	(0.21)
From return of capital	(11.51)
Total distributions	(11.72)

NET (DECREASE) IN NET ASSET VALUE	(16.76)
NET ASSET VALUE, END OF PERIOD	$8.24
TOTAL RETURN(b)	(25.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$7,004

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.76	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.27	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

969

GraniteShares YieldBOOST MARA ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 3, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized loss	(8.65)
Total from investment operations	(8.51)

DISTRIBUTIONS:
From net investment income	(0.17)
From return of capital	(9.64)
Total distributions	(9.81)

NET (DECREASE) IN NET ASSET VALUE	(18.32)
NET ASSET VALUE, END OF PERIOD	$6.68
TOTAL RETURN(b)	(40.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,874

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	2.57	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.24	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

970

GraniteShares YieldBOOST META ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period October 20, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized loss	(7.68)
Total from investment operations	(7.54)

DISTRIBUTIONS:
From net investment income	(0.14)
From return of capital	(5.46)
Total distributions	(5.60)

NET (DECREASE) IN NET ASSET VALUE	(13.14)
NET ASSET VALUE, END OF PERIOD	$11.86
TOTAL RETURN(b)	(34.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$356

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	10.37	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.14	%(c)
Ratio of net investment income to average net assets	1.21	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

971

GraniteShares YieldBOOST MSTR ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period September 22, 2025 (Commencement of Operations) to June 30, 2026*
NET ASSET VALUE, BEGINNING OF PERIOD	$150.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.68
Net realized and unrealized loss	(88.08)
Total from investment operations	(87.40)

DISTRIBUTIONS:
From net investment income	(0.96)
From return of capital	(42.33)
Total distributions	(43.29)

NET (DECREASE) IN NET ASSET VALUE	(130.69)
NET ASSET VALUE, END OF PERIOD	$19.31
TOTAL RETURN(b)	(70.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,641

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	3.08	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.42	%(c)
Portfolio turnover rate	0%

*	The Fund had a 1 for 6 reverse stock split after the close of business June 1, 2026. See Note 1 in the accompanying Notes to Financial Statements
(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

972

GraniteShares YieldBOOST MU ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 13, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized gain	3.98
Total from investment operations	4.04

DISTRIBUTIONS:
From net investment income	(1.78)
From return of capital	(3.48)
Total distributions	(5.26)

NET (DECREASE) IN NET ASSET VALUE	(1.22)
NET ASSET VALUE, END OF PERIOD	$23.78
TOTAL RETURN(b)	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$17,595

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	2.25	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.20	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

973

GraniteShares YieldBOOST NVDA ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		For the Period
		May 12, 2025
	For the	(Commencement of
	Year Ended	Operations) to
	June 30, 2026	June 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$26.71	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.45	0.07
Net realized and unrealized gain	3.75	4.06
Total from investment operations	4.20	4.13

DISTRIBUTIONS:
From net investment income	(1.59)	(2.42)
From return of capital	(16.60)	–
Total distributions	(18.19)	(2.42)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(13.99)	1.71
NET ASSET VALUE, END OF PERIOD	$12.72	$26.71
TOTAL RETURN(b)	17.61%	16.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$39,318	$6,143

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.13%	9.45	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.11%	1.15	%(c)
Ratio of net investment income to average net assets	2.37%	2.08	%(c)
Portfolio turnover rate	0%	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

974

GraniteShares YieldBOOST PLTR ETF	Statement of Changes in Net Assets
For a Share Outstanding Throughout the Periods Presented

	For the Period September 22, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.28
Net realized and unrealized loss	(5.09)
Total from investment operations	(4.81)

DISTRIBUTIONS:
From net investment income	(0.29)
From return of capital	(11.05)
Total distributions	(11.34)

NET (DECREASE) IN NET ASSET VALUE	(16.15)
NET ASSET VALUE, END OF PERIOD	$8.85
TOTAL RETURN(b)	(30.35)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$3,099

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.83	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.37	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

975

GraniteShares YieldBOOST QBTS ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 24, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(7.35)
Total from investment operations	(7.20)

DISTRIBUTIONS:
From net investment income	(0.19)
From return of capital	(9.45)
Total distributions	(9.64)

NET (DECREASE) IN NET ASSET VALUE	(16.84)
NET ASSET VALUE, END OF PERIOD	$8.16
TOTAL RETURN(b)	(34.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,775

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	4.22	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.26	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

976

GraniteShares YieldBOOST QQQ ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		For the Period
		February 25, 2025
	For the	(Commencement of
	Year Ended	Operations) to
	June 30, 2026	June 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$19.05	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.34	0.17
Net realized and unrealized gain/(loss)	1.49	(2.88)
Total from investment operations	1.83	(2.71)

DISTRIBUTIONS:
From net investment income	(0.31)	(0.77)
From return of capital	(7.58)	(2.47)
Total distributions	(7.89)	(3.24)

NET (DECREASE) IN NET ASSET VALUE	(6.06)	(5.95)
NET ASSET VALUE, END OF PERIOD	$12.99	$19.05
TOTAL RETURN(b)	11.29%	(9.61)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$6,625	$2,858

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.51%	7.17	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15%	1.15	%(c)
Ratio of net investment income to average net assets	2.21%	2.59	%(c)
Portfolio turnover rate	0%	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

977

GraniteShares YieldBOOST RGTI ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 24, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss	(7.25)
Total from investment operations	(7.10)

DISTRIBUTIONS:
From net investment income	(0.19)
From return of capital	(9.82)
Total distributions	(10.01)

NET (DECREASE) IN NET ASSET VALUE	(17.11)
NET ASSET VALUE, END OF PERIOD	$7.89
TOTAL RETURN(b)	(35.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,920

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	3.58	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.29	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

978

GraniteShares YieldBOOST RIOT ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period December 1, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.18
Net realized and unrealized loss	(2.23)
Total from investment operations	(2.05)

DISTRIBUTIONS:
From net investment income	(0.20)
From return of capital	(10.97)
Total distributions	(11.17)

NET (DECREASE) IN NET ASSET VALUE	(13.22)
NET ASSET VALUE, END OF PERIOD	$11.78
TOTAL RETURN(b)	(6.11)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$3,652

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	2.29	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.18	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

979

GraniteShares YieldBOOST Semiconductor ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period November 17, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.20
Net realized and unrealized gain	5.67
Total from investment operations	5.87

DISTRIBUTIONS:
From net investment income	(7.06)
From return of capital	(7.94)
Total distributions	(15.00)

NET (DECREASE) IN NET ASSET VALUE	(9.13)
NET ASSET VALUE, END OF PERIOD	$15.87
TOTAL RETURN(b)	38.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$94,268

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.13	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.11	%(c)
Ratio of net investment income to average net assets	1.89	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

980

GraniteShares YieldBOOST SMCI ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period September 29, 2025 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.21
Net realized and unrealized loss	(5.24)
Total from investment operations	(5.03)

DISTRIBUTIONS:
From net investment income	(0.24)
From return of capital	(12.60)
Total distributions	(12.84)

NET (DECREASE) IN NET ASSET VALUE	(17.87)
NET ASSET VALUE, END OF PERIOD	$7.13
TOTAL RETURN(b)	(27.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$8,694

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	2.42	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

981

GraniteShares YieldBOOST SPY ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		For the Period
		February 25, 2025
	For the	(Commencement of
	Year Ended	Operations) to
	June 30, 2026	June 30, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$20.16	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.37	0.19
Net realized and unrealized gain/(loss)	2.74	(1.64)
Total from investment operations	3.11	(1.45)

DISTRIBUTIONS:
From net investment income	(1.86)	(2.08)
From return of capital	(6.49)	(1.31)
Total distributions	(8.35)	(3.39)

NET (DECREASE) IN NET ASSET VALUE	(5.24)	(4.84)
NET ASSET VALUE, END OF PERIOD	$14.92	$20.16
TOTAL RETURN(b)	17.57%	(4.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$12,084	$3,226

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	1.29%	5.84	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15%	1.15	%(c)
Ratio of net investment income to average net assets	2.12%	2.72	%(c)
Portfolio turnover rate	0%	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

982

GraniteShares YieldBOOST Technology ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period May 4, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.35)
Total from investment operations	(0.29)

DISTRIBUTIONS:
From net investment income	(0.06)
From return of capital	(1.81)
Total distributions	(1.87)

NET (DECREASE) IN NET ASSET VALUE	(2.16)
NET ASSET VALUE, END OF PERIOD	$22.84
TOTAL RETURN(b)	(1.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$685

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	14.67	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.49	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

983

GraniteShares YieldBOOST TSLA ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

		For the Period
		December 17,2024
	For the	(Commencement of
	Year Ended	Operations) to
	June 30, 2026*	June 30, 2025*
NET ASSET VALUE, BEGINNING OF PERIOD	$80.16	$200.00

INCOME FROM OPERATIONS:
Net investment income(a)	1.04	1.28
Net realized and unrealized gain/(loss)	1.01	(50.24)
Total from investment operations	2.05	(48.96)

DISTRIBUTIONS:
From net investment income	(1.02)	(15.28)
From return of capital	(57.80)	(55.60)
Total distributions	(58.82)	(70.88)

NET (DECREASE) IN NET ASSET VALUE	(56.77)	(119.84)
NET ASSET VALUE, END OF PERIOD	$23.39	$80.16
TOTAL RETURN(b)	(5.44)%	(26.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$78,672	$24,549

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	1.10%	3.03	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.08%	1.15	%(c)
Ratio of net investment income to average net assets	2.45%	2.38	%(c)
Portfolio turnover rate	0%	0%

*	The Fund had a 1 for 8 reverse stock split after the close of business June 1, 2026. See Note 1 in the accompanying Notes to Financial Statements
(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

984

GraniteShares YieldBOOST TSM ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period April 13, 2026 (Commencement of Operations) to June 30, 2026
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain	3.85
Total from investment operations	3.90

DISTRIBUTIONS:
From net investment income	(3.81)
From return of capital	(0.08)
Total distributions	(3.89)

NET INCREASE IN NET ASSET VALUE	0.01
NET ASSET VALUE, END OF PERIOD	$25.01
TOTAL RETURN(b)	17.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,000

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	9.20	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	0.91	%(c)
Portfolio turnover rate	0%

(a)	Based on daily average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices (lower of market or NAV on ex-date).
(c)	Annualized.

985

GraniteShares ETF Trust

Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance after the first fiscal year each Fund is in operation.

Statement of Additional Information (SAI)

The SAI provides more detailed information about each Fund. The SAI is incorporated by reference into, and is thus legally a part of, this prospectus.

For More Information

To request a free copy of the latest annual or semi-annual report of a Fund, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:

Call:	844-GRN-TSHR (844-476-8747)
Monday through Friday
9 a.m. to 5 p.m.

Write:	GraniteShares ETF Trust
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Visit:	www.graniteshares.com

Information Provided by the Securities and Exchange Commission

Reports and other information about the Funds are available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number: 811-23214

986

GRANITESHARES FUNDS

Statement of Additional Information

October 28, 2026

GRANITESHARES FUNDS	TICKER SYMBOL
GraniteShares YieldBOOST 20Y+ Treasuries ETF	FIYY
GraniteShares YieldBOOST AAPL ETF	APYY
GraniteShares YieldBOOST ADBE ETF	ADY
GraniteShares YieldBOOST AMD ETF	AMYY
GraniteShares YieldBOOST AMZN ETF	AZYY
GraniteShares YieldBOOST APP ETF	YAP
GraniteShares YieldBOOST ARM ETF	AHYY
GraniteShares YieldBOOST ASML ETF	ASYY
GraniteShares YieldBOOST AVGO ETF	AGYY
GraniteShares YieldBOOST BABA ETF	BBYY
GraniteShares YieldBOOST Biotech ETF	BIOY
GraniteShares YieldBOOST Bitcoin ETF	XBTY
GraniteShares YieldBOOST BRKB ETF	BRYY
GraniteShares YieldBOOST China ETF	CNYY
GraniteShares YieldBOOST COIN ETF	COYY
GraniteShares YieldBOOST CRCL ETF	CRY
GraniteShares YieldBOOST CRWD ETF	CDY
GraniteShares YieldBOOST CRWV ETF	CWY
GraniteShares YieldBOOST DJT ETF	DJY
GraniteShares YieldBOOST Ether ETF	XEY
GraniteShares YieldBOOST Financials ETF	FINY
GraniteShares YieldBOOST Gold Miners ETF	NUGY
GraniteShares YieldBOOST GOOGL ETF	GYY
GraniteShares YieldBOOST HIMS ETF	HMYY
GraniteShares YieldBOOST HOOD ETF	HOYY
GraniteShares YieldBOOST INTC ETF	ITY
GraniteShares YieldBOOST IONQ ETF	IOYY
GraniteShares YieldBOOST LLY ETF	LIY
GraniteShares YieldBOOST MARA ETF	MAAY
GraniteShares YieldBOOST META ETF	FBYY
GraniteShares YieldBOOST MRVL ETF	MRYY
GraniteShares YieldBOOST MSFT ETF	MSYY
GraniteShares YieldBOOST MSTR ETF	MTYY
GraniteShares YieldBOOST MU ETF	MUYY
GraniteShares YieldBOOST NBIS ETF	BIY
GraniteShares YieldBOOST NFLX ETF	NFYY
GraniteShares YieldBOOST NVDA ETF	NVYY
GraniteShares YieldBOOST NVO ETF	NOY
GraniteShares YieldBOOST OKLO ETF	OKY
GraniteShares YieldBOOST ORCL ETF	ORY
GraniteShares YieldBOOST PANW ETF	PWY
GraniteShares YieldBOOST PDD ETF	PDYY
GraniteShares YieldBOOST PLTR ETF	PLYY
GraniteShares YieldBOOST QBTS ETF	QBYY
GraniteShares YieldBOOST QQQ ETF	TQQY
GraniteShares YieldBOOST QUBT ETF	QUY
GraniteShares YieldBOOST RBLX ETF	RBY
GraniteShares YieldBOOST RDDT ETF	RTY
GraniteShares YieldBOOST RGTI ETF	RGYY
GraniteShares YieldBOOST RIOT ETF	RTYY
GraniteShares YieldBOOST RIVN ETF	RIYY
GraniteShares YieldBOOST Semiconductor ETF	SEMY
GraniteShares YieldBOOST Small Cap ETF	RYY
GraniteShares YieldBOOST SMCI ETF	SMYY
GraniteShares YieldBOOST SMR ETF	SRY
GraniteShares YieldBOOST SOFI ETF	SOYY
GraniteShares YieldBOOST SOUN ETF	SOY
GraniteShares YieldBOOST SPY ETF	YSPY
GraniteShares YieldBOOST Technology ETF	TECY
GraniteShares YieldBOOST TEM ETF	TEY
GraniteShares YieldBOOST TSLA ETF	TSYY
GraniteShares YieldBOOST TSM ETF	TMYY
GraniteShares YieldBOOST UBER ETF	UBYY
GraniteShares YieldBOOST UNH ETF	UNY
GraniteShares YieldBOOST UPST ETF	UPY
GraniteShares YieldBOOST VRT ETF	VRYY
GraniteShares YieldBOOST XYZ ETF	XYY

Each a series of GraniteShares ETF Trust (the “Trust”)

Investment Adviser:

GraniteShares Advisors LLC

This Statement of Additional Information (“SAI”) is not a prospectus. With respect to the Trust’s series listed above, the SAI should be read in conjunction with the prospectus, dated October 28, 2026, as revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Funds’ annual and semi-annual reports may be obtained without charge, by writing the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), by visiting the Trust’s website at www.graniteshares.com, or by calling 844-GRN-TSHR (844-476-8747).

2

General Information about the Trust

The Trust is an open-end management investment company currently consisting of multiple investment series, of which the GraniteShares YieldBOOST 20Y+ Treasuries ETF, GraniteShares YieldBOOST AAPL ETF, GraniteShares YieldBOOST ADBE ETF, GraniteShares YieldBOOST AMD ETF, GraniteShares YieldBOOST AMZN ETF, GraniteShares YieldBOOST APP ETF, GraniteShares YieldBOOST ARM ETF, GraniteShares YieldBOOST ASML ETF, GraniteShares YieldBOOST AVGO ETF, GraniteShares YieldBOOST BABA ETF, GraniteShares YieldBOOST Biotech ETF, GraniteShares YieldBOOST Bitcoin ETF, GraniteShares YieldBOOST BRKB ETF, GraniteShares YieldBOOST China ETF, GraniteShares YieldBOOST COIN ETF, GraniteShares YieldBOOST CRCL ETF, GraniteShares YieldBOOST CRWD ETF, GraniteShares YieldBOOST CRWV ETF, GraniteShares YieldBOOST DJT ETF, GraniteShares YieldBOOST Ether ETF, GraniteShares YieldBOOST Financials ETF, GraniteShares YieldBOOST Gold Miners ETF, GraniteShares YieldBOOST GOOGL ETF, GraniteShares YieldBOOST HIMS ETF, GraniteShares YieldBOOST HOOD ETF, GraniteShares YieldBOOST INTC ETF, GraniteShares YieldBOOST IONQ ETF, GraniteShares YieldBOOST LCID ETF, GraniteShares YieldBOOST LLY ETF, GraniteShares YieldBOOST MARA ETF, GraniteShares YieldBOOST META ETF, GraniteShares YieldBOOST MRVL ETF, GraniteShares YieldBOOST MSFT ETF, GraniteShares YieldBOOST MSTR ETF, GraniteShares YieldBOOST MU ETF, GraniteShares YieldBOOST NBIS ETF, GraniteShares YieldBOOST NFLX ETF, GraniteShares YieldBOOST NVDA ETF, GraniteShares YieldBOOST NVO ETF, GraniteShares YieldBOOST OKLO ETF, GraniteShares YieldBOOST ORCL ETF, GraniteShares YieldBOOST PANW ETF, GraniteShares YieldBOOST PDD ETF, GraniteShares YieldBOOST PLTR ETF, GraniteShares YieldBOOST QBTS ETF, GraniteShares YieldBOOST QQQ ETF, GraniteShares YieldBOOST QUBT ETF, GraniteShares YieldBOOST RBLX ETF, GraniteShares YieldBOOST RDDT ETF, GraniteShares YieldBOOST RGTI ETF, GraniteShares YieldBOOST RIOT ETF, GraniteShares YieldBOOST RIVN ETF, GraniteShares YieldBOOST Semiconductor ETF, GraniteShares YieldBOOST Small Cap ETF, GraniteShares YieldBOOST SMCI ETF, GraniteShares YieldBOOST SMR ETF, GraniteShares YieldBOOST SOFI ETF, GraniteShares YieldBOOST SOUN ETF, GraniteShares YieldBOOST SPY ETF, GraniteShares YieldBOOST Technology ETF, GraniteShares YieldBOOST TEM ETF, GraniteShares YieldBOOST TSLA ETF, GraniteShares YieldBOOST TSM ETF, GraniteShares YieldBOOST UBER ETF, GraniteShares YieldBOOST UNH ETF, GraniteShares YieldBOOST UPST ETF, GraniteShares YieldBOOST VRT ETF and GraniteShares YieldBOOST XYZ ETF (each a “Fund” and collectively, the “Funds”) are series. The Trust was organized as a Delaware statutory trust on November 7, 2016. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). GraniteShares Advisors LLC (the “Adviser”) serves as investment adviser to the Funds.

For purposes of the 1940 Act, each Fund is classified as “non-diversified”. As a result, a non-diversified fund’s performance may be adversely affected, the fund’s shares may experience greater price volatility, and the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political, or regulatory occurrence affecting these issuers.

Each Fund intends to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by meeting certain source-of-income, asset diversification and annual distribution requirements.

3

Each Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Only “Authorized Participants” may purchase or redeem Shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement (as defined below) with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Each Fund generally offers and issues Shares in exchange for a basket of financial instruments (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares are listed on the The Nasdaq Stock Market LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ NAV. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of at least 10,000 Shares (“Creation Unit Aggregations”).

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption (“Creation or Redemption Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers, who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

4

Portfolio Holdings

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust (the “Board”) has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of each Fund’s shareholders. The policy provides that each Fund’s current portfolio holdings may not be selectively disclosed, except under the safeguards and circumstances provided in the policy or as otherwise required by state law or federal securities laws. The policy is designed to prevent the possible misuse of knowledge of a Fund’s portfolio holdings and to ensure that the interests of the Adviser, the Funds’ Distributor, custodian, transfer agent, fund accountant and administrator, or any affiliated person of the Fund or the Funds’ service providers, are not placed above those of the Funds’ shareholders. As a general principle, the policy prohibits the Funds and any service provider to the Funds, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily via the NSCC. The basket represents one Creation Unit of a Fund.

Other than as provided in the preceding paragraph, portfolio information of the Funds must be disclosed in a manner that: (a) is consistent with applicable legal requirements and is in the best interests of the Funds’ respective shareholders; (b) does not put the interests of the Funds’ service providers or any affiliated person of the Funds and their service providers above those of the Funds’ shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio information in a format not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and, to the extent appropriate, confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (c) are generally limited to NSCC members and subscribers to various fee-based subscription services, including Authorized Participants and other institutional market participants and entities that provide information services. This information may or may not reflect the pro rata composition of a Fund’s portfolio.

The Trust’s Chief Compliance Officer (the “CCO”) may authorize disclosure of portfolio holdings under additional circumstances when it is determined to be appropriate and doing so is reasonably likely not to harm a Fund or its shareholders.

Greater than daily access to information concerning each Fund’s portfolio holdings will be permitted (i) to certain personnel of the Funds’ service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Funds’ service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive order, agreements with the Funds, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Funds, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to a Fund and (ii) generally after it has been disseminated to the NSCC. The Trust seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. The Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Funds.

A report will be made to the Board at the next quarterly meeting if disclosure of a Fund’s current portfolio holdings was authorized by the CCO, as discussed above, or outside the permissions of the policy. The policy is subject to periodic review by the Board. As part of the annual review of the Trust’s compliance policies and procedures, the CCO will report to the Board regarding the operation and effectiveness of the policy, including as to any changes to the policies and procedures that have been made or recommendations for future changes. The Board is responsible for approving or ratifying any amendment to the policy.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its complete portfolio holdings with the SEC as of the end of its fiscal year and its second fiscal quarter on Form N-CSR. Each Fund makes quarterly filings with the SEC on Form N-PORT (which replaced Form N-Q, the previous portfolio holdings form). Form N-PORT filed for the first and third fiscal quarters includes each Fund’s complete portfolio holdings as of the end of the relevant fiscal period and is made publicly available no later than 60 days after the relevant fiscal period. Shareholders may obtain the Funds’ Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov. Form N-PORT is not required to be mailed to shareholders but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. In addition, the Funds’ Forms N-CSR and N-PORT filings may be reviewed on the SEC’s website or at www.graniteshares.com.

5

Additional Information about Investment Objectives, Policies and Related Risks

The Funds’ investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” below.

With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Borrowing

Each Fund may borrow to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to onethird (1/3) of its net assets. A Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating a “senior security” for purposes of the 1940 Act provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (i) maintains an offsetting financial position, or (ii) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (i) above, and the amounts of assets that need to be segregated for purposes of (ii) above (the “Asset Segregation Policies”).

The Asset Segregation Policies may require a Fund to sell a portfolio security or exit a transaction at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

6

Securities Lending

If approved by the Board, a Fund may lend portfolio securities to certain borrowers that the Adviser determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds. Such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, such Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by such Fund will not be considered qualified dividend income for federal income tax purposes.

Description of Permitted Investments

The following are descriptions of the permitted investments and investment practices for each Fund and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

Business Development Companies (“BDCs”)

Each Fund may invest in BDCs. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers.

BDCs invest in private companies and thinly traded securities of public companies, including debt instruments of such companies. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Less mature and smaller private companies involve greater risk than well-established and larger publicly-traded companies. Investing in debt involves risk that the issuer may default on its payments or declare bankruptcy and debt may not be rated by a credit rating agency. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. BDCs may not generate income at all times. Each Fund and its affiliates may not own in excess of 25% of a BDC’s outstanding voting securities which may limit a Fund’s ability to fully replicate its applicable index.

7

BDCs are regulated under the 1940 Act. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements. For federal income tax purposes, BDCs generally intend to qualify for taxation as RICs. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may limit the way that BDCs raise capital.

Commodity-Linked Notes

Each Fund may invest in commodity-linked notes. A commodity-linked note has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of an underlying commodity-related variable that may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity future or option contract, a commodity index, or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer, and are negotiated with the issuer to obtain specific terms and features that are tailored to particular investment needs.

Risks of Commodity-Linked Notes. Each Fund may invest in commodity-linked notes to gain exposure to commodities markets. Commodity-linked notes may be subject to special risks that do not affect traditional equity and debt securities:

●	Risk of loss of interest. If the interest rate on a commodity-linked note is based on the value of a particular commodity, commodity index or other economic variable, a Fund might receive lower interest payments (or not receive any interest) if the value of the underlying investment falls.

●	Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the value of the commodity, commodity index or other economic variable may not increase sufficiently so that a Fund might not receive a portion (or any) of the principal when the investment matures or upon earlier exchange.

●	Credit risk. Commodity-linked notes are subject to credit risks on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money.

●	Liquidity risk. A liquid secondary market may not exist for certain commodity-linked notes a Fund buys, which may make it difficult for a Fund to sell them at an acceptable price or to accurately value them.

●	Volatility risk. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage increases the volatility of the value of commodity-linked notes and their value may increase or decrease more quickly than the underlying commodity, commodity index or other economic variable.

8

Derivative Instruments

Each Fund may invest in derivative instruments. Generally, derivatives are financial instruments whose value depends on or is derived from the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include futures, forwards, options and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However, derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Each Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

Because some derivative instruments used by a Fund may oblige a Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under “Borrowing” in this SAI.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designated by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

9

A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by a Fund) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily, and the variation margin is monitored by the Adviser and a Fund’s custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that a Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, each Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Adviser may still not necessarily result in a profitable transaction.

10

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

When purchasing stocks or bonds, a buyer acquires ownership in a security; however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in December may have an expiration date in March. As this contract nears expiration, a long position in the contract may be replaced by selling the March contract and purchasing a contract expiring in September. This process is referred to as “rolling.” The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. Historically, the prices of some futures contracts with near-term expirations may be higher than for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contracts is in “contango,” it would create a cost to “roll” the futures contract, resulting in negative returns. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. In addition, a Fund may not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

11

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Funds may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Funds may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Funds may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

12

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Funds will treat such OTC options on securities as illiquid and subject to such Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If a Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

13

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and a Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Funds may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, such Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing a Fund’s investments, such Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

A Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by a Fund and its counterparty with respect to a particular swap agreement are netted out, with a Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes a Fund). If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued on a daily basis.

14

Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (i) registration and regulation of swap dealers and major swap participants; (ii) requiring central clearing and execution of standardized swaps; (iii) imposing margin requirements on swap transactions; (iv) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (v) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and a Fund may sustain a loss.

Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are recently adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

15

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts. If the value of a Fund’s cleared swap declines, a Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to a Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate such as SOFR, or alternatively at a fixed rate or the total rate of return on another financial instrument. A Fund may take either position in a total return swap (i.e., a Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a Fund and the counterparty.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to a Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, a Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. Central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions.

16

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on the Funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

17

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goals. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.

Equity Securities

Each Fund may invest in equity securities subject to any restrictions set forth in the Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When each Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, each Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds do not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

18

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. Each Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. Each Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments. More information on the various types of equity investments in which each Fund may invest appears below.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Each Fund’s transactions in common stock represent “long” transactions where the Funds own the securities being sold or will own the securities being purchased. Prices of common stock will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Convertible Securities. Each Fund may purchase convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to a Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on a Fund’s performance will generally decrease.

Preferred Stocks. Each Fund may purchase preferred stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

19

Rights and Warrants. Each Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Exchange-Traded Notes

Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs.

Risks of ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give a Fund a cash amount that would be equal to the principal amount (subject to the day’s index factor). ETNs also are subject to credit risk, whereby a Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.

ETNs may trade at a premium or a discount to their indicative value. For example, an ETN might trade at a premium to its indicative value if the issuer suspends issuance of new notes. Paying a premium relative to the indicative value to purchase the ETN in the secondary market, and then selling the ETN when the market price no longer reflects the premium, could lead to significant losses for a Fund.

Fixed Income Securities

Each Fund may invest in closed-end funds (“CEFs”) that invest in fixed income securities, such as corporate debt and bonds, or invest in fixed income securities directly. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the investing CEF, and a Fund, to decrease. In addition, investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

20

Fixed income securities are subject to credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. Each Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed income security or the issuer of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Duration is an estimate of how much a bond’s price will fluctuate in response to a change in interest rates. In general, the value of a fixed income security with positive duration will decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the price of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the price of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Farm Credit Administration, the Federal Home Loan Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. As a result, there is a risk that these entities will default on a financial obligation. For instance, on September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

21

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac.

Types of Government Securities

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”).

STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market, and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s Shares.

High Yield and Unrated Securities

Each Fund may invest in CEFs that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment in high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the applicable investment adviser’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the investing CEF may lose its entire investment.

22

Illiquid Securities

Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair such Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by such Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Investment Companies

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of the Funds’ Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Funds to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Funds, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Funds’ Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Investment in Loans

Each Fund may invest in CEFs that invest in loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments. Such loans may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. A CEF investing in loans could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the CEF not receiving payments to which it is entitled.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

23

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a CEF may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. A CEF may have difficulty in disposing of loans in a timely fashion, which could result in losses to the CEF and the value of a Fund’s investment in such CEF.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Each Fund and any CEF in which it invests values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

CEF investing in loans may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the CEF might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss, which may reduce the value of a Fund’s investment in such CEF.

Master Limited Partnerships (“MLPs”)

Each Fund may purchase MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

MLPs are generally treated as partnerships for U.S. federal income tax purposes. When a Fund invests in the equity securities of a MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, a Fund will be treated as a partner in the entity for federal income tax purposes. Accordingly, in calculating a Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to a Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, a Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to a Fund from such an entity and a Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. Each Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income a Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, each Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or a Fund may be required to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements applicable to RICs under the Code.

24

Depreciation or other cost recovery deductions passed through to each Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in a Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to a Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in a Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional taxable income.

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality as determined by a Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage-Backed and Asset-Backed Securities

Each Fund may invest in CEFs that invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the investing CEF receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

25

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will disburse up to an aggregate of $200 billion to each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. While the actions of the U.S. Treasury are intended to support the operations of FNMA and FHLMC, there is no guarantee that such actions will be successful. Furthermore, the U.S. Congress has considered proposals to wind down or restructure the operations of both FNMA and FHLMC. The passage of any such proposal has the potential to impact the value of securities issued by FNMA or FHLMC, which could adversely affect the investing CEF.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the investing CEF purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

New Companies

Each Fund may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

26

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Non-U.S. Securities

Each Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell such Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.

Investments in Emerging Markets. Each Fund may invest in emerging market securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility, (ii) lower trading volume, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (“EMU”), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Certain European nations recently have experienced historically high levels of unemployment and/or significant debt problems. These conditions can significantly affect every European country and their economic partners. The euro is the official currency of the EU. A Fund’s investments in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In addition, the future of the EU is uncertain. In a June 2016 referendum, the United Kingdom (the “UK”) officially withdrew from the EU and the two sides entered into a transition phase that is scheduled to conclude on December 31, 2020, during which the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During the transition phase, the UK and the EU will seek to negotiate and finalize a new trade deal. It is possible that the transition date could be extended for up to two years. If no deal is agreed to, the UK may exit the EU through a “hard Brexit.” The impact of a hard Brexit on the UK and the EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the UK or the EU, and could have an adverse impact on a Fund’s performance.

27

Qualified Financial Contracts

Regulations adopted by prudential regulators require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are U.S. banks or are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds (to the extent transacting in such contracts), to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. “Qualified financial contracts” include securities contracts, swaps, currency forwards and other derivatives and related agreements as well as repurchase agreements and securities lending agreements.

Real Estate Investment Trusts (“REITs”)

Each Fund may purchase REITS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation for U.S. federal income tax purposes) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of each Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cashflow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cashflow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

28

Short-Term Instruments

Each Fund may invest in short-term instruments, including short-term Treasuries and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

A description of certain other types of short-term instruments and/or cash equivalents that may be purchased by a Fund appears below.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and generally a Fund will not enter into a repurchase agreement for a period of more than seven (7) days.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Tracking Stocks

Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

29

Special Considerations and Risks

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio investments may fluctuate in accordance with changes in the financial condition of the issuers thereof, the value of financial instruments generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities and derivatives, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities and derivatives markets may deteriorate (either of which may cause a decrease in the value of the portfolio investments and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Cyber Security

The Funds, their service providers, the Exchange, and Authorized Participants are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Funds, their service providers, the Exchange, or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Funds, their service providers, the Exchange, or Authorized Participants will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Tax Risks

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The federal income tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

30

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its net assets in the securities of a particular industry or group of industries) except that (1) (for Funds that seek exposure to an Underlying Stock) each Fund shall concentrate in the industry assigned to that of its respective Underlying Stock; and (2) (for Funds that seek exposure to the performance of an Underlying Leveraged ETF) each Fund shall concentrate in an industry or group of industries to the extent that the applicable Underlying Leveraged ETF does. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Lend any security or make any other loan except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed without a shareholder vote.

1.	The Fund will not invest in illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

During times of adverse market, economic, political or other conditions, a Fund may depart temporarily from its principal investment strategies (such as by maintaining a significant uninvested cash position) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost investment opportunities. During these periods, the Fund may not achieve its investment objective.

31

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the summary section of the Prospectus under the “PURCHASE AND SALE OF FUND SHARES” and in the Prospectus under “BUYING AND SELLING SHARES.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (ii) the value of the security or portfolio of securities on which the Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove a Fund’s Shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund’s NAV per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove the Shares from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Funds, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; (ii) the value of the Fund’s assets is no longer available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Management of the Trust

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Trustees and Officers of the Trust

Board Responsibilities. The management and affairs of the Trust and each Fund described in this SAI are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most registered investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser or the Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Each Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

32

The role of the members of the Board (the “Trustees”) in risk oversight begins before the inception of a Fund, at which time certain of a Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure.

Thereafter, the Board continues its oversight function as various personnel, including the CCO, as well as personnel of the Adviser and other service providers such as each Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to each Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Funds’ investment advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The CCO reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Valuation Committee that is responsible for implementing the Trust’s valuation procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of a Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

33

Members of the Board and Officers

There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). William Rhind, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Board is comprised of 66% Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 66% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of the Independent Trustees.

Set forth below are the names, birth years, positions with the Trust, length of term of office, the number of portfolios in the Fund Complex (defined below) overseen, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee, as well as information about each officer of the Trust. The business address of each Trustee and officer of the Trust is 250 Broadway, 24th Floor, New York, New York 10007. The “Fund Complex” includes all open-and closed-end funds (including all of their portfolios) advised by the Adviser. As of the date of this SAI, the Fund Complex consists of 250 funds.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees and Officers
William Rhind 1979	Trustee, Chairman of the Board, Treasurer and Secretary, President of the Trust (since 2016)(1)	CEO, World Gold Trust Services LLC (sponsor of SPDR Gold Trust) (2013-2016) Managing Director, ETF Securities (investment advisory firm) (2007-2013)	271	Director, University of Bath Foundation (charitable organization)

Theodore J. Uhl 1974	Chief Compliance Officer of the Trust (since 2021)	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Mr. Uhl is also CCO of Financial Investors Trust, Boulder Growth & Income Fund, Inc., Centre Funds, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust.	271	None

(1)	William Rhind is an interested trustee due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

34

Independent Trustees
Steven James Smyser 1973	Independent Trustee of the Trust (since 2017)	Director of Finance, Merchant Plus (electronic payment solutions) (2024 – Present) CFO, Packet Host, Inc. (information technology firm) (2014-2024) Founder, Silver Horse Capital Partners, LLC (hedge fund) (2013- present) Director, Citi (1999-2013)	271	None

Seddik Meziani 1952	Independent Trustee of the Trust (since 2017)	Professor, Montclair State University, New Jersey (1999- present)	271	Member of the Research Advisory Board, ETF Global, LLC (market data and research provider)

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

William Rhind is the founder and CEO of GraniteShares, Inc., an independent ETF company based in New York. Prior to GraniteShares, Mr. Rhind was CEO of World Gold Trust Services LLC, part of the World Gold Council. Prior to joining the World Gold Council in 2013, Mr. Rhind was a senior executive at ETF Securities, from 2007 to 2013. He was also formerly a Principal at iShares. Mr. Rhind is a graduate of the University of Bath, in England.

Seddik Meziani is a professor of finance at Montclair State University, NJ, and the Soliciting Editor of The Journal of Index Investing. He received a Ph.D. from Rensselaer Polytechnic Institute and an MBA from New York University. He has authored three ETF books and authored or coauthored 32 peer reviewed articles, along with editorials, commentaries and other articles in newspapers, magazines and trade journals. Dr. Meziani is also a consultant and speaker. He is frequently quoted by the media on ETF topics and speaks regularly at industry conferences.

Steven Smyser is the Director of finance at MerchantPlus, a company that offers electronic payment solutions for Internet businesses. Previously Mr. Smyser was the CFO at Packet Host, Inc., a company that offers cloud storage and computing solutions. He is also the founder of Silver Horse Capital Partners, LLC. Mr. Smyser worked as a Director at Citi trading equity derivatives until 2013. In this role, he covered a collection of the largest customers of the firm and was responsible for various proprietary stock and option trading strategies. During his 14-year tenure at Citi, Mr. Smyser also held various risk management roles in both the Fixed Income and Equities divisions. Prior to joining Citi, he worked at Freddie Mac on the mortgage-backed securities trading desk. Mr. Smyser graduated Magna Cum Laude from James Madison University with a B.B.A. in International Business and a minor in Economics and French.

35

Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator (as defined below) that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The Audit Committee held 2 meetings during the fiscal year ended June 30, 2026.

Nominating Committee. The Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. All of the Independent Trustees currently serve as members of the Nominating Committee. The Nominating Committee did not hold meetings during the fiscal year ended June 30, 2026.

Valuation Committee. The Board also has established a Valuation Committee that may be comprised of representatives from the Adviser, representatives from the Administrator (as defined below), counsel to the Funds, and/or members of the Board. The Valuation Committee operates under procedures approved by the Board. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The members of the Valuation Committee are William Rhind and two representatives from the Adviser: Benoit Autier and Jeff Klearman. The Valuation Committee held no meetings during the fiscal year ended June 30, 2026. Benoit Autier is acting as chief compliance officer for the Adviser.

Ownership of Shares

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Funds and in all registered investment companies in the Fund Complex as of September 30, 2026. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”). The Trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust as of June 30, 2026.

Name	Dollar Range of Shares	Aggregate Dollar Range of Shares (All Funds in the Complex)
Interested Trustees
William Rhind	None	None
Independent Trustees
Steven James Smyser	None	None
Seddik Meziani	None	None

36

Compensation of the Trustees

The table below details the amount of compensation the Trustees are expected to receive from the Trust during the fiscal period ended June 30, 2026.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Interested Trustees
William Rhind	$0	$0	$0	$0
	Independent Trustees
Steven James Smyser	$35,000	$0	$0	$35,000
Seddik Meziani	$35,000	$0	$0	$35,000
Total	$70,000	$0	$0	$70,000

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.

Codes of Ethics

The Trust and the Adviser have each adopted codes of ethics applicable to their businesses pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The Adviser code of ethics permits personnel of the Adviser to invest in securities that may be purchased or held by the Funds, subject to pre-clearance approval.

Each code of ethics has been filed with the SEC and may be examined on the Internet at the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

The Trust has delegated to the Adviser the authority and responsibility for voting proxies on the portfolio securities held by the Funds. The Adviser has engaged the services of Glass, Lewis & Co. (“Glass Lewis”), a third-party proxy advisory service, to analyze proxy voting issues and make vote recommendations on those issues. While the Adviser will consider Glass Lewis’ recommendations, it is not obligated to follow such recommendations and will vote all proxies in accordance with the Adviser’s proxy voting guidelines described below (the “Guidelines”).

The Guidelines include many specific examples of voting decisions for the types of proposals that are most frequently presented:

1.	Board of Directors: The Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. The Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, the Adviser will review this issue on a case-by-case basis, considering other factors, including the company’s corporate governance guidelines and performance. It evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.	Ratification of Auditors: In light of several high-profile accounting scandals, the Adviser closely scrutinizes the role and performance of auditors. On a case-by-case basis, the Adviser examines proposals relating to non-audit relationships and non-audit fees. It considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

37

3.	Management & Director Compensation: The Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Adviser generally opposes plans that have the potential to be excessively dilutive. It generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although the Adviser generally opposes “golden parachutes” that are considered excessive. It normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. The Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues: The Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, it conducts an independent review of each anti-takeover proposal. Occasionally, the Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. The Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. It evaluates shareholder rights plans on a case-by-case basis to determine whether they warrant support. The Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, it generally opposes any supermajority voting requirements as well as the payment of “greenmail.” “Fair price” provisions and confidential voting is generally supported.

5.	Changes to Capital Structure: The Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. It generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Adviser reviews proposals seeking preemptive rights on a case-by-case basis.

6.	Social and Corporate Policy Issues: The Adviser generally gives management discretion with regard to social, environmental and ethical issues, although it may vote in favor of those issues that are believed to have significant economic benefits or implications.

Although the Guidelines are followed as a general policy, certain issues are considered on a case-by-case basis based on the relevant facts and circumstances.

Because of the limited scope of the business of the Adviser and its affiliates, the Adviser does not expect conflicts between the interests of the Adviser and those of its clients with respect to voting proxies to arise frequently. In situations where there may be a conflict of interest in the voting of proxies due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain votes, the Adviser takes appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict. When the Adviser becomes aware of any vote that presents a conflict, the conflict will be reported to the Adviser’s chief compliance officer. The Adviser’s chief compliance officer will work with senior management to identify the source of the conflict and implement measures to address the conflict. If a material conflict exists, the Adviser will address the voting issue through objective means such as voting in a manner consistent with a pre-determined voting policy or receiving an independent third-party voting recommendation.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period is available (i) without charge, upon request, by calling 1-844-764-6825 and (ii) on the SEC’s website at www.sec.gov.

38

Investment Advisory and Other Services

GraniteShares Advisors LLC, a Delaware limited liability company located at 250 Broadway, 24th Floor, New York, New York 10007, serves as the investment adviser to the Funds. William Rhind, a Trustee, Chairman of the Board, and officer of the Trust, controls the Adviser due to his ownership of shares of, and his position as CEO of, GraniteShares, Inc., the owner of the Adviser.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Funds, and manages the investment portfolios of the Funds, subject to the supervision of, and policies established by, the Board. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties, or its reckless disregard of its obligation and duties, under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For its services, the Adviser receives a fee that is equal to 0.99% per annum of the average daily net assets of each Fund, calculated daily and paid monthly.

Although each Fund is responsible for its own operating expenses, the Adviser has entered into an Expense Limitation Agreement with each Fund. Under this Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of its advisory fees and management services and/or reimburse each Fund for Other Expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) through December 31, 2027, to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 1.15%.

The table below details the amount of advisory fees accrued and waived as well as the net amount paid by each Fund since inception and over the last 3 fiscal years.

	Advisor Fees Accrued			Advisory Fees Waived			Net Advisory Fees Paid
	Fiscal Year Ended			Fiscal Year Ended			Fiscal Year Ended
	6/30			6/30			6/30
	2026	2025	2024	2026	2025	2024	2026	2025	2024
Funds	Gross Management / Advisory Fees	Gross Management / Advisory Fees	Gross Management / Advisory Fees	Waiver of Mgmt/Adv Fees	Waiver of Mgmt/Adv Fees	Waiver of Mgmt/Adv Fees	Net Management Fees	Net Management Fees	Net Management Fees
GraniteShares YieldBOOST TSLA ETF	$2,080,320.00	$17,875.00	$-	$-	$(35,818.00)	$-	$2,080,320.00	$(17.943.00)	$-
GraniteShares YieldBOOST QQQ ETF	$90,211.00	$3,773.00	$-	$(28,360.00)	$(23,216.00)	$-	$61,851.00	$(19,443,00)	$-
GraniteShares YieldBOOST SPY ETF	$167,771.00	$4,912.00	$-	$(19,904.00)	$(23,447.00)	$-	$147,867.00	$(18,535,00)	$-
GraniteShares YieldBOOST NVDA ETF	$720,848.00	$1,959.00	$-	$-	$(17,542.00)	$-	$720,848.00	$(15,583,00)	$-
GraniteShares YieldBOOST Bitcoin ETF	$327,457.00	$1,683.00	$-	$(16,306.00)	$(17,550.00)	$-	$311,151.00	$(15,867,00)	$-
GraniteShares YieldBOOST COIN ETF	$555,662.00			$-			$555,662.00
GraniteShares YieldBOOST AMD ETF	$74,740.00			$(23,911.00)			$50,829.00
GraniteShares YieldBOOST AMZN ETF	$19,359.00			$(31,324.00)			$(11,965.00)
GraniteShares YieldBOOST MSTR ETF	$16,991.00			$(30,194.00)			$(13,203.00)
GraniteShares YieldBOOST PLTR ETF	$44,274.00			$(28,418.00)			$15,856.00
GraniteShares YieldBOOST SMCI ETF	$71,394.00			$(23,096.00)			$48,298.00
GraniteShares YieldBOOST HOOD ETF	$112,941.00			$(18,193.00)			$94,748.00
GraniteShares YieldBOOST META ETF	$3,283.00			$(30,270.00)			$(26,987.00)
GraniteShares YieldBOOST BABA ETF	$7,648.00			$(29,724.00)			$(22,076.00)
GraniteShares YieldBOOST MARA ETF	$20,049.00			$(27,190.00)			$(7,141.00)
GraniteShares YieldBOOST IONQ ETF	$43,620.00			$(23,818.00)			$19,802.00
GraniteShares YieldBOOST Semiconductor ETF	$358,441.00			$-			$358,441.00
GraniteShares YieldBOOST Gold Miners ETF	$73,654.00			$(18,990.00)			$54,664.00
GraniteShares YieldBOOST RGTI ETF	$11,436.00			$(26,735.00)			$(15,299.00)
GraniteShares YieldBOOST QBTS ETF	$9,047.00			$(27,281.00)			$(18,234.00)
GraniteShares YieldBOOST RIOT ETF	$22,259.00			$(23,603.00)			$(1,344.00)
GraniteShares YieldBOOST HIMS ETF	$5,209.00			$(26,252.00)			$(21,043.00)
GraniteShares YieldBOOST MU ETF	$14,225.00			$(15,877.00)			$(1,652.00)
GraniteShares YieldBOOST TSM ETF	$2,106.00			$(17,045.00)			$(14,939.00)
GraniteShares YieldBOOST CRWV ETF	$1,426.00			$(16,889.00)			$(15,463.00)
GraniteShares YieldBOOST CRCL ETF	$1,480.00			$(16,522.00)			$(15,042.00)
GraniteShares YieldBOOST Ether ETF	$1,210.00			$(16,725.00)			$(15,515.00)
GraniteShares YieldBOOST Biotech ETF	$1,107.00			$(15,366.00)			$(14,259.00)
GraniteShares YieldBOOST Financials ETF	$1,165.00			$(15,359.00)			$(14,194.00)
GraniteShares YieldBOOST Technology ETF	$1,129.00			$(15,367.00)			$(14,238.00)
GraniteShares YieldBOOST 20Y+ Treasuries ETF	$1,142.00			$(15,290.00)			$(14,148.00)

39

The Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Shares they own, and how they are compensated.

Compensation

Jeff Klearman, Ryan Dofflemeyer and Jeroen Visser are the Funds’ portfolio managers (the “Portfolio Managers”). As of the date of this SAI, each Portfolio Manager’s compensation generally includes a fixed base salary determined periodically (typically annually) and a discretionary annual bonus that is based on both objective and subjective criteria.

Each Portfolio Manager’s base salary is determined by level of responsibility and tenure at the Adviser. The level of the discretionary bonus is determined by the Adviser based upon a number of factors, including the Adviser’s profitability, the expansion work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Adviser, the Portfolio Manager’s role in the development of other investment professionals and the Portfolio Manager’s work relationship with support staff, and the Portfolio Manager’s overall contribution to strategic planning.

Shares Owned by Portfolio Managers

Set forth in the table below is the dollar range of equity securities owed by the Funds’ portfolio managers as of June 30, 2026.

Name	Dollar Range of Shares Held in the Funds
Jeff Klearman	B

Ryan Dofflemeyer	A

Jeroen Visser	A

Key to Dollar Ranges
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	$100,001 - $500,000
F	$500,001 - $1,000,000
G	Over $1,000,000

Other Accounts

Other Accounts Managed (excluding the Funds)

Portfolio Manager	Number and Type of Account	Approximate Total Net Assets	Performance Based Accounts
Jeff Klearman	1 RICs 0 PIVs 0 other accounts	$0 N/A N/A	None

Ryan Dofflemeyer	1 RICs 0 PIVs 0 other accounts	$0 N/A N/A	None

Jeroen Visser	1 RICs 0 PIVs 0 other accounts	$0 N/A N/A	None

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

40

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

The Distributor

The Trust and the Distributor, ALPS Distributors, Inc., are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds. Shares are continuously offered by the Funds through the Distributor for sale only in Creation Units. Each Creation Unit is made up of 10,000 Shares. Generally, the Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is 1290 Broadway, Suite 1000, Denver, CO 80203.

Under the Distribution Agreement, the Distributor, as principal underwriter of the Trust, and upon direction from the Fund, may enter into arrangements with Authorized Participants that place orders for purchases of Shares, provided that any subscriptions and orders will not be binding on the Trust unless placed in accordance with proper procedures. (See “Purchase and Issuance of Shares in Creation Units.”) The Distributor will deliver Prospectuses and, upon request, SAIs to Authorized Participants purchasing Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of the Independent Trustees, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No distribution fees are currently charged to the Funds; there are no plans to impose these fees.

41

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares of any class of a Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares of a Fund may pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limitation, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, a Fund is authorized to compensate the distributor or others, up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; and (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts.

The Administrator

The Trust and ALPS Fund Services, Inc. (the “Administrator”) have entered into an administrative services agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The principal business address of the Administrator is 1290 Broadway, Suite 1000, Denver, CO 80203.

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from bad faith, gross negligence or wilful misconduct on the part of the Administrator.

For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of the Funds, and subject to a minimum annual fee.

For the fiscal period ended June 30, 2026, the Funds paid the Administrator $146,059 in administrator fees. For the fiscal period ended June 30, 2025, the Funds paid the Administrator $4,005 in administrator fees.

The Custodian

Brown Brothers Harriman & Co. (the “Custodian”), 50 Post Office Square, Boston, MA 02110-1548, serves as the custodian of the Funds under a custodian agreement with the Trust. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

42

The Transfer Agent

Brown Brothers Harriman & Co. (the “Transfer Agent”), 50 Post Office Square, Boston, MA 02110-1548, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

Legal Counsel

Thompson Hine LLP, with offices located at 41 South High Street, Suite 1700, Columbus, OH 43215-6101, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP, with offices located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the independent registered public accounting firm for the Trust.

Description of Shares

The Declaration of the Trust establishing the Trust (the “Declaration of the Trust”) authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of the Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of the Trust, the Trustees have the power to liquidate each fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions, which are considered fair and reasonable, without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

43

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Funds’ assets for, or participate in, any third-party soft dollar arrangements, although it may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The following chart reflects the aggregate amount of brokerage commissions paid by the following Funds for the most recently completed fiscal years. Funds not listed below have no commenced operations and therefore have no brokerage commissions.

	2026	2025	2024
GraniteShares YieldBOOST TSLA ETF	$21,323,171	$387,722	$
GraniteShares YieldBOOST QQQ ETF	$322,460	$13,447		$-
GraniteShares YieldBOOST SPY ETF	$179,656	$8,058		$-
GraniteShares YieldBOOST NVDA ETF	$2,006,973	$9,343		$-
GraniteShares YieldBOOST Bitcoin ETF	$2,263,410	$8,893		$-
GraniteShares YieldBOOST COIN ETF	$7,822,971	$-		$-
GraniteShares YieldBOOST AMD ETF	$916,659	$-		$-
GraniteShares YieldBOOST AMZN ETF	$125,686	$-		$-
GraniteShares YieldBOOST MSTR ETF	$835,139	$-		$-
GraniteShares YieldBOOST PLTR ETF	$477,891	$-		$-
GraniteShares YieldBOOST SMCI ETF	$1,194,336	$-		$-
GraniteShares YieldBOOST HOOD ETF	$774,946	$-		$-
GraniteShares YieldBOOST META ETF	$23,718	$-		$-
GraniteShares YieldBOOST BABA ETF	$51,958	$-		$-
GraniteShares YieldBOOST MARA ETF	$778,479	$-		$-
GraniteShares YieldBOOST IONQ ETF	$485,363	$-		$-
GraniteShares YieldBOOST Semiconductor ETF	$900,418	$-		$-
GraniteShares YieldBOOST Gold Miners ETF	$91,966	$-		$-
GraniteShares YieldBOOST RGTI ETF	$258,921	$-		$-
GraniteShares YieldBOOST QBTS ETF	$135,955	$-		$-
GraniteShares YieldBOOST RIOT ETF	$398,457	$-		$-
GraniteShares YieldBOOST HIMS ETF	$287,778	$-		$-
GraniteShares YieldBOOST MU ETF	$16,736	$-		$-
GraniteShares YieldBOOST TSM ETF	$6,367	$-		$-
GraniteShares YieldBOOST CRWV ETF	$10,728	$-		$-
GraniteShares YieldBOOST CRCL ETF	$12,725	$-		$-
GraniteShares YieldBOOST Ether ETF	$11,126	$-		$-
GraniteShares YieldBOOST Biotech ETF	$1,479	$-		$-
GraniteShares YieldBOOST Financials ETF	$1,387	$-		$-
GraniteShares YieldBOOST Technology ETF	$1,326	$-		$-
GraniteShares YieldBOOST 20Y+ Treasuries ETF	$1,588	$-		$-

44

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

Portfolio Turnover Rate

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The table below shows the Funds’ portfolio turnover rate for the fiscal year ended June 30, 2026. There were no material changes in the portfolio turnover rates compared to the previous fiscal period ended June 30, 2025.

	2026	2025
GraniteShares YieldBOOST TSLA ETF	0%	0%
GraniteShares YieldBOOST QQQ ETF	0%	0%
GraniteShares YieldBOOST SPY ETF	0%	0%
GraniteShares YieldBOOST NVDA ETF	0%	0%
GraniteShares YieldBOOST Bitcoin ETF	0%	0%
GraniteShares YieldBOOST COIN ETF	0%	-%
GraniteShares YieldBOOST AMD ETF	0%	-%
GraniteShares YieldBOOST AMZN ETF	0%	-%
GraniteShares YieldBOOST MSTR ETF	0%	-%
GraniteShares YieldBOOST PLTR ETF	0%	-%
GraniteShares YieldBOOST SMCI ETF	0%	-%
GraniteShares YieldBOOST HOOD ETF	0%	-%
GraniteShares YieldBOOST META ETF	0%	-%
GraniteShares YieldBOOST BABA ETF	0%	-%
GraniteShares YieldBOOST MARA ETF	0%	-%
GraniteShares YieldBOOST IONQ ETF	0%	-%
GraniteShares YieldBOOST Semiconductor ETF	0%	-%
GraniteShares YieldBOOST Gold Miners ETF	0%	-%
GraniteShares YieldBOOST RGTI ETF	0%	-%
GraniteShares YieldBOOST QBTS ETF	0%	-%
GraniteShares YieldBOOST RIOT ETF	0%	-%
GraniteShares YieldBOOST HIMS ETF	0%	-%
GraniteShares YieldBOOST MU ETF	0%	-%
GraniteShares YieldBOOST TSM ETF	0%	-%
GraniteShares YieldBOOST CRWV ETF	0%	-%
GraniteShares YieldBOOST CRCL ETF	0%	-%
GraniteShares YieldBOOST Ether ETF	0%	-%
GraniteShares YieldBOOST Biotech ETF	0%	-%
GraniteShares YieldBOOST Financials ETF	0%	-%
GraniteShares YieldBOOST Technology ETF	0%	-%
GraniteShares YieldBOOST 20Y+ Treasuries ETF	0%	-%

During the most recent fiscal year, each Fund’s portfolio turnover rate was 0% of the average value of its portfolio, since each Fund invested only in instruments that are excluded from portfolio turnover rate calculations. However, if a Fund’s use of derivatives were reflected, its portfolio turnover rate would be higher.

45

Book Entry Only System

DTC acts as securities depositary for the Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the applicable Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in a Fund’s Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

46

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of September 30, 2026. The following shareholders of record owned 5% or more of the outstanding shares of the Funds listed below:

GraniteShares YieldBOOST 20Y+ Treasuries ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

J.P. Morgan Securities LLC/JPMC New York, NY	95.77%	Record

GraniteShares YieldBOOST AMD ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	35.46%	Record
NFS LLC Jersey City, NJ	27.44%	Record
Morgan Stanley Smith Barney Purchase, NY	7.49%	Record

GraniteShares YieldBOOST AMZN ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	21.33%	Record
NFS LLC Jersey City, NJ	20.45%	Record
BofA Securities, Inc. New York, NY	11.81%	Record
BMO Nesbitt Burns Inc./CDS Toronto, ON	11.01%	Record
CIBC World Markets Inc./CDS Toronto, ON	9.56%	Record
Scotia Capital Inc./CDS Toronto, ON	6.36%	Record
Morgan Stanley Smith Barney Purchase, NY	5.01%	Record

GraniteShares YieldBOOST BABA ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	23.48%	Record
NFS LLC Jersey City, NJ	19.84%	Record
Morgan Stanley Smith Barney, Purchase, NY	16.16%	Record
Brown Brothers Harriman & Co. New York, NY	7.29%	Record
BofA Securities, Inc. New York, NY	6.26%	Record
J.P. Morgan Securities LLC/JPMC New York, NY	5.04%	Record

47

GraniteShares YieldBOOST Biotech ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	37.91%	Record
NFS LLC Jersey City, NJ	27.19%	Record
J.P. Morgan Securities LLC/JPMC New York, NY	14.16%	Record
Morgan Stanley Smith Barney, Purchase, NY	10.88%	Record

GraniteShares YieldBOOST Bitcoin ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	27.38%	Record
Charles Schwab & Co, Inc. Westlake, TX	25.27%	Record
Robinhood Securities LLC, Lake Mary, FL	8.20%	Record
Morgan Stanley Smith Barney, Purchase, NY	6.30%	Record
Citibank Tampa, FL	5.09%	Record

GraniteShares YieldBOOST CRCL ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	36.54%	Record
Charles Schwab & Co, Inc. Westlake, TX	29.38%	Record
Morgan Stanley Smith Barney, Purchase, NY	8.37%	Record
TD Waterhouse Canada Inc./CDS Toronto, ON	6.55%	Record
Robinhood Securities LLC, Lake Mary, FL	5.22%	Record

GraniteShares YieldBOOST COIN ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	26.14%	Record
NFS LLC Jersey City, NJ	16.35%	Record
Robinhood Securities LLC, Lake Mary, FL	14.29%	Record
Morgan Stanley Smith Barney, Purchase, NY	11.77%	Record
Citibank Tampa, FL	5.92%	Record

GraniteShares YieldBOOST CRWV ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	45.82%	Record
Charles Schwab & Co, Inc. Westlake, TX	20.94%	Record
Morgan Stanley Smith Barney, Purchase, NY	9.33%	Record

GraniteShares YieldBOOST Ether ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

J.P. Morgan Securities LLC/JPMC New York, NY	89.41%	Record

GraniteShares YieldBOOST Financials ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

J.P. Morgan Securities LLC/JPMC New York, NY	49.03%	Record
NFS LLC Jersey City, NJ	23.47%	Record
Charles Schwab & Co, Inc. Westlake, TX	7.17%	Record
Morgan Stanley Smith Barney, Purchase, NY	6.95%	Record

48

GraniteShares YieldBOOST Gold Miners ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	36.07%	Record
NFS LLC Jersey City, NJ	26.18%	Record
Morgan Stanley Smith Barney, Purchase, NY	9.01%	Record
Apex Clearing Corporation Dallas, TX	6.48%	Record

GraniteShares YieldBOOST HIMS ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	33.44%	Record
Charles Schwab & Co, Inc. Westlake, TX	21.38%	Record
Robinhood Securities LLC, Lake Mary, FL	7.87%	Record
J.P. Morgan Securities LLC/JPMC New York, NY	7.17%	Record
Brown Brothers Harriman & Co. New York, NY	5.94%	Record

GraniteShares YieldBOOST HOOD ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	27.46%	Record
NFS LLC Jersey City, NJ	23.95%	Record
Morgan Stanley Smith Barney, Purchase, NY	13.08%	Record
Robinhood Securities LLC, Lake Mary, FL	9.25%	Record

GraniteShares YieldBOOST IONQ ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	30.04%	Record
NFS LLC Jersey City, NJ	20.84%	Record
Morgan Stanley Smith Barney, Purchase, NY	7.67%	Record
BofA Securities, Inc. New York, NY	6.10%	Record
Brown Brothers Harriman & Co. New York, NY	5.86%	Record

GraniteShares YieldBOOST META ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

J.P. Morgan Securities LLC/JPMC New York, NY	23.32%	Record
BofA Securities, Inc. New York, NY	17.07%	Record
Brown Brothers Harriman & Co. New York, NY	14.71%	Record
NFS LLC Jersey City, NJ	12.25%	Record
Charles Schwab & Co, Inc. Westlake, TX	8.83%	Record

49

GraniteShares YieldBOOST MSTR ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	33.47%	Record
NFS LLC Jersey City, NJ	19.43%	Record
Morgan Stanley Smith Barney, Purchase, NY	11.44%	Record
Robinhood Securities LLC, Lake Mary, FL	9.12%	Record

GraniteShares YieldBOOST MU ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	31.53%	Record
Charles Schwab & Co, Inc. Westlake, TX	31.39%	Record
Morgan Stanley Smith Barney, Purchase, NY	13.40%	Record

GraniteShares YieldBOOST NVDA ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	32.25%	Record
NFS LLC Jersey City, NJ	24.51%	Record
Robinhood Securities LLC, Lake Mary, FL	8.19%	Record
Citibank Tampa, FL	6.76%	Record
Morgan Stanley Smith Barney, Purchase, NY	5.05%	Record

GraniteShares YieldBOOST PLTR ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	33.49%	Record
Charles Schwab & Co, Inc. Westlake, TX	16.71%	Record
Morgan Stanley Smith Barney, Purchase, NY	7.97%	Record
BofA Securities, Inc. New York, NY	5.18%	Record
Robinhood Securities LLC Lake Mary, FL	5.10%	Record

GraniteShares YieldBOOST QQQ ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	24.22%	Record
Charles Schwab & Co, Inc. Westlake, TX	21.24%	Record
Morgan Stanley Smith Barney, Purchase, NY	10.87%	Record
BofA Securities, Inc. New York, NY	9.41%	Record
JPMorgan Chase Bank, National Association New York, NY	6.62%	Record

GraniteShares YieldBOOST RGTI ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	20.54%	Record
Robinhood Securities LLC, Lake Mary, FL	17.58%	Record
NFS LLC Jersey City, NJ	14.32%	Record
Brown Brothers Harriman & Co. New York, NY	12.02%	Record
Morgan Stanley Smith Barney, Purchase, NY	6.96%	Record

50

GraniteShares YieldBOOST RIOT ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	34.26%	Record
NFS LLC Jersey City, NJ	20.73%	Record
Morgan Stanley Smith Barney, Purchase, NY	10.68%	Record
Robinhood Securities LLC, Lake Mary, FL	7.43%	Record
J.P. Morgan Securities LLC/JPMC New York, NY	6.58%	Record

GraniteShares YieldBOOST Semiconductor ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	29.31%	Record
NFS LLC Jersey City, NJ	28.08%	Record
Morgan Stanley Smith Barney, Purchase, NY	7.24%	Record
Robinhood Securities LLC, Lake Mary, FL	5.76%	Record

GraniteShares YieldBOOST SMCI ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	34.36%	Record
NFS LLC Jersey City, NJ	24.41%	Record
Robinhood Securities LLC, Lake Mary, FL	10.43%	Record
Morgan Stanley Smith Barney, Purchase, NY	6.20%	Record

GraniteShares YieldBOOST SPY ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	26.34%	Record
NFS LLC Jersey City, NJ	23.61%	Record
Morgan Stanley Smith Barney, Purchase, NY	11.18%	Record
BofA Securities, Inc. New York, NY	6.70%	Record

GraniteShares YieldBOOST Technology ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	47.79%	Record
Morgan Stanley Smith Barney, Purchase, NY	37.96%	Record
J.P. Morgan Securities LLC/JPMC New York, NY	7.12%	Record

GraniteShares YieldBOOST TSLA ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

Charles Schwab & Co, Inc. Westlake, TX	22.97%	Record
NFS LLC Jersey City, NJ	18.77%	Record
Robinhood Securities LLC, Lake Mary, FL	12.51%	Record
Citibank Tampa, FL	11.13%	Record

GraniteShares YieldBOOST TSM ETF

NAME AND ADDRESS	% OWNERSHIP OF FUND	NATURE OF OWNERSHIP

NFS LLC Jersey City, NJ	26.10%	Record
Charles Schwab & Co, Inc. Westlake, TX	18.69%	Record
Morgan Stanley Smith Barney, Purchase, NY	9.63%	Record
Brown Brothers Harriman & Co. New York, NY	5.20%	Record

51

Purchase and Issuance of Shares in Creation Units

The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of each Fund’s Prospectus. The NAV of each Fund’s Shares is calculated each Business Day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern time. A Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business. Notwithstanding the foregoing, the Trust may, but is not required to, permit Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early or there is an earlier order window cut-off time).

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and (ii) the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount, and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Benchmark.

The Trust reserves the right to permit or require the substitution of Deposit Cash in situations where a Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Benchmark rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Benchmark being tracked by the applicable Fund or resulting from certain corporate actions.

52

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be an Authorized Participant eligible to place orders to purchase a Creation Unit of a Fund, an entity must be a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Authorized Participant must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Creation Transaction Fee is designed to cover.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Transfer Agent. With respect to the applicable Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor the Funds, the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

53

An order shall be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the applicable cut-off time and federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected, and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities, to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked-to-market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

54

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its designee shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units (the “Creation Transaction Fee”), and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the Creation Transaction Fee from time to time based upon actual experience. The standard fixed creation transaction fee for each Fund will be up to $300 and a variable fee of up to 5% of the amount of the order.. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because the Fund’s Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

REDEMPTION. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the applicable Fund through the Distributor, and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS.

Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

55

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the Business Day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. The standard fixed redemption transaction fee for each Fund will be up to $300 and a variable fee of up to 5% of the amount of the order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement, or order form, as the case may be. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Prospectus. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

A Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

56

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the NAV of the Shares is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, a Fund may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.

Determination of Net Asset Value

NAV per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern time) on each day that the Exchange is open, provided that fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Valuation Committee to determine a security’s fair value if a market price is not readily available. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund’s Benchmark provider). In these cases, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by a Fund’s Benchmark provider. This may result in a difference between the Fund’s performance and the performance of a Fund’s Benchmark or a Fund’s Index provider.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis in a manner consistent with the provisions of the 1940 Act.

57

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the applicable Fund.

A Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code.

Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividends and distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service, and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Federal Income Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (“RIC”) Status. Each Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (which includes, the excess of net realized short-term capital gains over net long-term capital losses) determined without regard to the deductions for dividends paid and 90% of the Fund’s net tax-exempt interest, the Fund itself will not be subject to U.S. federal income tax to the extent the Fund’s income and gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities or foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Diversification Test”).

58

Under the Asset Diversification Test, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s total assets would be invested in (i) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s total assets and (ii) issuers more than 10% of whose outstanding voting securities are owned by the Fund.

To the extent a Fund makes investments that may generate income that is not qualifying income, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Each Fund similarly intends to limit its investments in qualified publicly traded partnerships (“QPTPs”), such as MLPs, to no more than 25% of its total assets to satisfy the Asset Diversification Test. Although net income from QPTPs is qualifying income, if an entity intending to qualify as a QPTP fails to qualify as a QPTP, the income generated from a Fund’s investment in the entity may not be qualifying income. There can be no guarantee that any entity will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of entities as QPTPs.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein.

If a Fund fails to satisfy the 90% Test or the Asset Diversification Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Diversification Test. In order to qualify for relief provisions for a failure to meet the Asset Diversification Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders, and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any taxable year for which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay a Fund-level tax on any net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under general loss limitation rules, including, for example, if a Fund experiences an ownership change as defined in the Code.

As of June 30, 2026, the following amounts are available as carry forwards to the next year:

Fund	Short-Term	Long-Term
GraniteShares YieldBOOST TSLA ETF	$40,707,287	-
GraniteShares YieldBOOST QQQ ETF	134,745	-
GraniteShares YieldBOOST SPY ETF	-	-
GraniteShares YieldBOOST NVDA ETF	-	-
GraniteShares YieldBOOST Bitcoin ETF	24,461,196	-
GraniteShares YieldBOOST COIN ETF	64,866,223	-
GraniteShares YieldBOOST AMD ETF	-	-
GraniteShares YieldBOOST AMZN ETF	-	-
GraniteShares YieldBOOST MSTR ETF	2,538,693	-
GraniteShares YieldBOOST PLTR ETF	2,482,340	-
GraniteShares YieldBOOST SMCI ETF	4,874,888	-
GraniteShares YieldBOOST HOOD ETF	12,665,282	-
GraniteShares YieldBOOST META ETF	234,549	-
GraniteShares YieldBOOST BABA ETF	409,389	-
GraniteShares YieldBOOST MARA ETF	1,684,105	-
GraniteShares YieldBOOST IONQ ETF	2,956,093	-
GraniteShares YieldBOOST Semiconductor ETF	-	-
GraniteShares YieldBOOST Gold Miners ETF	2,231,090	-
GraniteShares YieldBOOST RGTI ETF	998,421	-
GraniteShares YieldBOOST QBTS ETF	656,427	-
GraniteShares YieldBOOST RIOT ETF	149,245	-
GraniteShares YieldBOOST HIMS ETF	731,703	-
GraniteShares YieldBOOST Single Stock Universe ETF	194,189	-
GraniteShares YieldBOOST TopYielders ETF	899,502	-
GraniteShares YieldBOOST MU ETF	-	-
GraniteShares YieldBOOST TSM ETF	-	-
GraniteShares YieldBOOST CRWV ETF	27,022	-
GraniteShares YieldBOOST CRCL ETF	-	-
GraniteShares YieldBOOST Ether ETF	81,919	-
GraniteShares YieldBOOST Biotech ETF	-	-
GraniteShares YieldBOOST Financials ETF	-	-
GraniteShares YieldBOOST Technology ETF	14,128	-
GraniteShares YieldBOOST 20Y+ Treasuries ETF	8,376	-

The Funds did not use any capital loss carryovers during the year ended June 30, 2026.

Late Year Ordinary Losses and Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal late year ordinary and capital loss carry forwards as described above.

The Funds did not elect to defer any late year ordinary losses to the year ending June 30, 2027.

GraniteShares YieldBOOST AMZN ETF and GraniteShares YieldBOOST CRCL ETF elected to defer to the year ending June 30, 2027 capital losses recognized during the period November 1, 2025 - June 30, 2026 in the amounts of $337,060 and $44,771 respectively.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

59

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year, 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, and certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Shareholder Taxation. Each Fund intends to distribute substantially all its income and gains to shareholders, at least annually. The distribution of income and gains generally will be taxable to Fund shareholders regardless of whether a shareholder elects to receive these distributions in cash or in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to noncorporate shareholders at rates of up to 20%. It is not expected that dividends paid by a Fund will qualify for the dividends-received deduction for corporations. It is also not expected that the dividends paid by a Fund will qualify for the favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive income tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Fund Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

60

A Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any available capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to an additional 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have held Fund Shares for less than a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s total ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If a Fund’s distributions for a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as a gain from the sale of the shares.

A sale or exchange of Shares in a Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the capital gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. Shareholders may be limited in their ability to utilize capital losses.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

61

The Trust, on behalf of a Fund, has the right to reject an order for a purchase of Shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for the purpose of the 80% determination. The Trust reserves the right to reject an order for Creation Units if acceptance of the securities to be exchanged for the Creation Units would have certain adverse tax consequences to the applicable Fund.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes in some cases. If as of the end of a Fund’s taxable year more than 50% of the value of the Fund’s total assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Back-Up Withholding. A Fund or your broker will be required to withhold (as “backup withholding”) on distributions paid to any shareholder, as well as the proceeds of any redemptions of Creation Units paid to a shareholder or Authorized Participant, who (i) fails to provide a correct taxpayer identification number certified under penalty of perjury; (ii) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (iii) fails to provide a certified statement that he, she, or it is not subject to “backup withholding;” or (iv) fails to provide a certified statement that he, she, or it is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. A Fund may choose not to designate such amounts. Gains realized by foreign shareholders from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (i) meets the Code’s definition of “resident alien” or (ii) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

62

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Additional Tax Information Concerning REITs and MLPs. Each Fund may invest in entities treated as REITs or as MLPs for U.S. federal income tax purposes. A Fund’s investments in REIT or MLP equity securities may at times result in the Fund’s receipt of cash distributions in excess of the REIT’s or MLP’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT, and distributions received by a Fund from a MLP, generally will not constitute qualified dividend income. MLPs and other partnerships in which a Fund may invest will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If a Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction. A similar deduction is available for qualified publicly traded partnership income. However, RICs currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors who invest in the Fund will not be entitled to this deduction with respect to the Fund’s qualified publicly traded partnership income.

63

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal income tax treatment. Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in a Fund.

Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.

Financial Statements

The audited financial statements and related report of Tait Weller & Baker LLP, independent registered public accounting firm, contained in the Trust’s Form N-CSR for the fiscal year ended June 30, 2026, are hereby incorporated herein by reference. The audited financial statements in the Trust’s Form N-CSR for the fiscal year ended June 30, 2026 have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the Trust’s Form N-CSR for the fiscal year ended June 30, 2026 may be obtained upon request and without charge by calling 844-GRN-TSHR (844-476-8747) during normal business hours. No other portions of the Trust’s Form N-CSR for the fiscal year ended June 30, 2025 are incorporated herein by reference.

64

PART C

OTHER INFORMATION

GraniteShares ETF Trust

Item 28. Exhibits

(a)(1)	Certificate of Trust of GraniteShares ETF Trust, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on November 23, 2016.

(a)(2)	Declaration of Trust of GraniteShares ETF Trust, incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on November 23, 2016.

(b)	Bylaws of GraniteShares ETF Trust, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(c)	Not Applicable

(d)(1)	Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC, incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on October 26, 2018.

(d)(2)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC, incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on January 24, 2019.

(d)(3)	Amendment No. 2 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC, incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2019.

(d)(4)	Amendment No. 3 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(d)(5)	Amendment No. 4 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(d)(6)	Amendment No. 5 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(7)	Amendment No. 6 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(8)	Amendment No. 7 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

65

(d)(9)	Amendment No. 8 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(10)	Amendment No. 9 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(11)	Amendment No. 10 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(12)	Amendment No. 11 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(13)	Amendment No. 12 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(14)	Amendment No. 13 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(16)	Amendment No. 14 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(17)	Amendment No. 15 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(d)(18)	Amendment No. 16 to Amended and Restated Investment Advisory Agreement between GraniteShares ETF Trust and GraniteShares Advisors LLC.

(e)(1)	Distribution Agreement between GraniteShares ETF Trust and Distributor, incorporated by reference to Post-Effective Amendment No.16 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2021.

(e)(2)	Amendment to the Distribution agreement between GraniteShares ETF Trust and Distributor, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(e)(3)	Form of Authorized Participant Agreement, incorporated by reference to Post-Effective Amendment No.16 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2021.

(f)	Not applicable

(g)(1)	Custody and Transfer Agent Agreement between GraniteShares ETF Trust and Custodian, incorporated by reference to Post-Effective Amendment No.16 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2021.

(g)(2)	Amendment to the Custody and Transfer Agent Agreement, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(h)(1)	Services Agreement between GraniteShares ETF Trust and Administrator, incorporated by reference to Post-Effective Amendment No.16 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2021.

(h)(2)	Amendment to the Service Agreement between GraniteShares ETF Trust and Administrator

66

(h)(3)	Expense Limitation Agreement between the Trust and the Adviser, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(h)(4)	Amendment No.1 to the Expense Limitation Agreement between the Trust and the Adviser, incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on July 28, 2022.

(h)(5)	Amendment No.2 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(6)	Amendment No.3 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(7)	Amendment No.4 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(8)	Amendment No.5 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(9)	Amendment No.6 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(10)	Amendment No.7 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(11)	Amendment No.8 to the Expense Limitation Agreement between the Trust and the Adviser

(h)(12)	Amendment No.9 to the Expense Limitation Agreement between the Trust and the Adviser

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(k)	Not applicable.

(l)	Form of Initial Capital Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(m)	Form of Distribution and Service Plan, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(n)	Not applicable

(o)	Reserved

(p)(1)	Code of Ethics of GraniteShares ETF Trust, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(p)(2)	Code of Ethics of the GraniteShares Advisors LLC, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on May 5, 2017.

(p)(3)	Code of Ethics of Distributor, incorporated by reference to Post-Effective Amendment No.16 to the Registrant’s Registration Statement on Form N-1A (File No. 333-021476 and 811-23214 filed with the Securities and Exchange Commission on October 28, 2021.

(q)	Powers of Attorney, dated October 27, 2017, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 333-214796 and 811-23214) filed with the Securities and Exchange Commission on December 18, 2017.

67

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article Nine of the Registrant’s Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, or employees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For a liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust; are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

68

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Article 9 of the Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Article 9 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Advisor

Reference is made to the caption “Management” in the Prospectus constituting Part A of this Registration Statement.

The information as to the directors and officers of the GraniteShares Advisors LLC set forth in GraniteShares Advisors LLC’s Form ADV filed with the SEC (Reference No. 801-110093), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters. ALPS Distributors, Inc.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Dynamic Dividend Fund

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

abrdn Total Dynamic Dividend Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Arrowmark Financial Corp.

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

CoinShares ETF Trust (formerly Valkyrie ETF Trust II)

Columbia ETF Trust

Columbia ETF Trust I

69

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

GraniteShares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

iM Global Partner Funds (formerly Litman Gregory Funds Trust)

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

NYLIM Active ETF Trust

NYLIM ETF Trust

Opportunistic Credit Interval Fund

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust

State Street® SPDR® S&P 500® ETF Trust

State Street® SPDR® S&P MIDCAP 400® ETF Trust

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares)

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

Wasatch Funds Trust

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

70

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

GraniteShares Advisors LLC

250 Broadway, 24th Floor

New York, New York 10007

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

71

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has met all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of New York, and State of New York on this 28th day of October, 2026.

GRANITESHARES ETF TRUST

By:	/s/ William Rhind
William Rhind
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed the Registration Statement below.

Signatures	Title	Date

/s/ William Rhind	Trustee, President	October 28, 2026
William Rhind	(Principal Executive Officer)
and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Seddik Meziani*	Independent Trustee	October 28, 2026
Seddik Meziani

/s/ Steven Smyser*	Independent Trustee	October 28, 2026
Steven Smyser

*By	/s/ Benoit Autier
Benoit Autier
Attorney-in-Fact

Pursuant to Powers of Attorney, dated October 27, 2017, incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 4, filed December 18, 2017.

72